UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04443

Eaton Vance Investment Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2005

Item 1. Reports to Stockholders

A n n u a l R e p o r t M a r c h 3 1 , 2 0 0 5

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS	California Florida Massachusetts New Jersey New York Ohio Pennsylvania

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

• Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

• None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

• Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

• We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it’s underlying Portfolio will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling
1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

T A B L E  O F  C O N T E N T S

President’s Letter to Shareholders	2

Market Recap	3

Fund Investment Updates
California	4
Florida	6
Massachusetts	8
New Jersey	10
New York	12
Ohio	14
Pennsylvania	16

Disclosure of Fund Expenses	18

Financial Statements	42

Management and Organization	84

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

L E T T E R  T O  S H A R E H O L D E R S

Thomas J. Fetter

President

The municipal bond market is a center of capital formation for states, municipalities and, in some cases, private economic initiatives. In this edition of our continuing educational series, we will discuss industrial development revenue (IDR) bonds. IDR bonds have long been used as a financing mechanism by local governments to provide assistance to local employers and encourage job retention and creation within their communities.

IDR bonds finance private activities that benefit the public...

IDR bonds are issued by municipal authorities to finance projects and facilities used by private corporations. Historically, IDR bonds have represented a partnership between the private and public sectors – a source of dedicated funding for companies and a source of job creation in projects beneficial to local communities. The “Private-Activities” provision of the Tax Reform Act of 1986 permits issuance of tax-exempt bonds for specific activities, including pollution control; gas and electric service; water distribution; wastewater systems; solid waste disposal; airports and selected transportation projects; and other industrial projects.

The Act also placed a cap on the dollar amount that may be raised for IDR bonds in each state, limiting the amount to $50 per person/per state/per year, with a $150 million maximum. These limitations provide protection against potential abuse and ensure that tax-exempt IDR bonds will indeed be issued for projects that will benefit the public.

IDR bonds finance utility-related projects and other key industrial initiatives...

Typically, IDR bonds provide financing for manufacturing, processing or utility facilities. Historically, about one-half of these bonds have been issued to finance pollution control facilities for manufacturers and electric utilities. As many utilities and manufacturers have been ordered to comply with stricter environmental and fuel standards, pollution control bonds have helped finance the retrofits of existing plants. Other IDR bonds have served as inducements from state and local issuers to locate plants or build new facilities, in the hope that such construction might generate further economic growth for a community.

IDR bonds are secured by corporate revenues – not those of state or local governments...

IDR bond issues are secured by the credit of the underlying corporation. The municipal issuing authority acts solely as a conduit to permit tax-exempt financing. The corporation pledges to makepayments sufficient to meet all debt service obligations. Unlike some revenue issues, IDR bonds are backed by revenues of the entire corporation, not solely by those of the project being financed.

Because IDR bonds are backed by corporate revenues and not by the taxing authority of a state or local jurisdiction, they have historically provided coupon premiums above those of general obligations and other more traditional revenue bonds. Bonds may be either collateralized or unsecured. Collateralized bonds have a lien against the company’s assets, which may provide bond holders enhanced bargaining power in the event of a bankruptcy. Unsecured bonds have no such lien.

While providing new opportunities, IDR bonds require rigorous analysis...

While IDR bonds may provide unusual investment opportunities, they also may entail increased risk and, therefore, demand especially intensive analysis. At Eaton Vance, we have credit analysts and resources dedicated to IDR bond research.

We feel that IDR bonds represent a key segment of the municipal bond market and should remain an important source of capital formation. In our view, the experience and resources needed to evaluate these issues further demonstrates the value of professional management. We will continue to look for opportunities in this sector of the municipal market.

Sincerely,

/s/ Thomas J. Fetter
Thomas J. Fetter
President
May 11, 2005

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

M A R K E T  R E C A P

The U.S. economy continued to generate moderate growth during the year ended March 31, 2005. While higher gasoline and energy prices pinched consumers, the weak U.S. dollar raised inflationary concerns and helped push interest rates higher.

After a promising recovery in 2004, slower growth in early 2005...

The nation’s Gross Domestic Product grew by 3.1% in the first quarter of 2005, according to preliminary Commerce Department figures, following a 3.8% rise in the fourth quarter of 2004. Manufacturing activity, which had expanded strongly in the second half of 2004, slackened somewhat in the first quarter of 2005, amid slower industrial production and weakening demand for durable goods.

Consumer spending, which helped fuel the economic recovery over the past year, weakened considerably, as higher fuel costs and rising interest rates on loans and mortgages prompted consumers to tighten their belts. Capital spending also slowed, as businesses curtailed new investments in plants and factories, while reducing the pace of investment in productivity-enhancing equipment and software. Residential construction remained relatively strong, although slightly off the torrid pace set in 2004.

After recovering dramatically in 2004, job creation weakened somewhat in early 2005...

The nation’s labor markets strengthened during the year, although the pace of job creation weakened at the close of the period. Hiring picked up during the year in areas that had suffered large technology sector layoffs. Also, manufacturing, financial services, business services, trucking, shipping, construction, energy, health care, and media also generated new jobs. In the first quarter of 2005, however, employers showed some reticence in hiring practices, as they were forced to cope with unpredictable fuel cost hikes.

Intermediate-term municipal bonds yield 80% of Treasury yields

3.35%	5.15%

5-Year AAA-rated	Taxable equivalent yield
General Obligation (GO) Bonds*	in 35.0% tax bracket

4.17%

5-Year Treasury Bond

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield. Statistics are as of March 31, 2005.

Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

The Federal Reserve continued to raise short-term interest rates in 2005...

The Federal Reserve pushed short-term rates higher, suggesting it will continue to raise rates to keep the economy from growing too quickly and, thereby, reviving inflation. Beginning in June 2004, the Fed increased its Federal Funds rate – a key short-term interest rate barometer – on eight occasions, raising that benchmark from 1.00% to 3.00%, including its most recent rate hike in May 2005.

The municipal bond market posted a modest gain for the year, slightly outperforming the Treasury market. For the year ended March 31, 2005, the Lehman Brothers Municipal Bond Index – an unmanaged index of longer-term, investment-grade, municipal debt securities made up of issues larger than $50 million –had a total return of 2.67.%.*

*It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance California Limited Maturity Municipals Fund as of March 31, 2005

I N V E S T M E N T  U P D A T E

The Fund

Performance for the Past Year*

• The Fund’s Class A shares had a total return of 0.99% for the year ended March 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $10.29 per share on March 31, 2005 from $10.56 on March 31, 2004, and the reinvestment of $0.372 in dividends.(2)

• The Fund’s Class B shares had a total return of 0.31% for the year ended March 31, 2005.(1) This return was the result of a decrease in NAV to $10.26 per share on March 31, 2005 from $10.52 on March 31, 2004, and the reinvestment of $0.293 in dividends.(2)

• The Fund’s Class C shares had a total return of -0.01% for the period from inception on March 23, 2005 through March 31, 2005.(1) This return was the result of a decrease in NAV to $9.95 per share on March 31, 2005 from $10.00 on March 23, 2005.(2)

• For comparison, the Lehman Brothers 7-Year Municipal Bond Index – an unmanaged index of investment-grade, municipal debt securities with an average maturity of 7 years – had a total return of 0.80% for the year ended March 31, 2005.(3)

• Based on the Fund’s most recent dividends annualized and NAVs on March 31, 2005 of $10.29 per share for Class A and $10.26 for Class B, the Fund’s distribution rates were 3.62% and 2.85%, respectively.(4) The distribution rates are equivalent to taxable rates of 6.14% and 4.83%, respectively.(5)

• The SEC 30-day yields for Class A and Class B shares at March 31, 2005 were 3.24% and 2.57%, respectively.(6) The SEC 30-day yields are equivalent to taxable yields of 5.50% and 4.36%, respectively.(5)

Cynthia J. Clemson

Portfolio Manager

Management Discussion

• California’s economy generated good job growth in late 2004 and early 2005. The business services sector added the largest number of jobs, with construction and financial services also making significant contributions. The government sector, subject to budgetary restraints, remained a sore spot in the state economy. The state’s March 2005 jobless rate was 5.8%, down from 6.4% a year ago.

• Insured** general obligations (GOs) constituted the Fund’s largest sector weighting at March 31, 2005. These bonds have continued to perform well as the California economy continued its economic recovery.

• Insured** and uninsured special tax revenue bonds were among the Fund’s prominent holdings. The Fund’s investments included issues that financed transportation projects, watershed improvements and local community development programs.

• Insured** water and sewer bonds are frequent issuers in the California municipal market, as stricter environmental rules have forced communities to upgrade their water and wastewater systems. Management focused on issuers with healthy finances, sound long-term planning and a growing service area.

• Insured** lease revenue/certificates of participation remained large investments for the Fund. These issues provided combined financing for a variety of California jurisdictions, representing a flexible and cost-effective funding source for borrowers at the state and local level.

* Reinvestment amounts per share are based on 366 days from 4/1/04-12/31/04 and 365 days from 1/1/05-3/31/05.

** Private insurance does not decrease the risk of loss of principal associated with this investment.

Formerly, the Fund invested its assets in a corresponding investment company (referred to as the Portfolio) that had the same investment objective and policies as the Fund. Effective October 8, 2004, the Fund began to invest its assets directly in securities. The Fund’s investment objective and other investment policies remain unchanged. In addition, Boston Management and Research, the investment adviser to the Portfolio, acts as investment adviser to the Fund. The investment advisery fee paid remains unchanged.

(1) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If the sales charge were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal and state income taxes and/or alternative minimum tax. (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent figures assume a maximum 41.05% federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Eaton Vance California Limited Maturity Municipals Fund as of March 31, 2005

F U N D  P E R F O R M A N C E

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	0.99%	0.31%	N.A.
Five Years	5.27	4.46	N.A.
Ten Years	N.A.	3.93	N.A.
Life of Fund†	4.68	4.07	-0.50

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-1.26%	-2.61%	N.A.
Five Years	4.80	4.46	N.A.
Ten Years	N.A.	3.93	N.A.
Life of Fund†	4.40	4.07	-1.49

†Inception Dates – Class A: 6/27/96; Class B: 5/29/92; Class C: 3/23/05

(1) Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance

California Limited Maturity Municipals Fund Class B vs. the Lehman

Brothers 7-Year Municipal Bond Index*  March 31, 1995 – March 31, 2005

*Sources: Thomson Financial; Lipper, Inc.

Class B of the Fund commenced operations on 5/29/92.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 6/27/96 and 3/23/05, respectively, would have been valued at $14,923 and $9,950, respectively, on March 31, 2005. A $10,000 hypothetical investment in Class A at maximum offering price would have been valued at $14,586. The investment in Class C shares would have been valued at $9,851 after deduction of the applicable CDSC. It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Diversification by Credit Quality(2)

(2)As a percentage of total investments, as of March 31, 2005. Holdings subject to change due to active management.

Eaton Vance Florida Limited Maturity Municipals Fund as of March 31, 2005

I N V E S T M E N T  U P D A T E

The Fund

Performance for the Past Year*

• The Fund’s Class A shares had a total return of 1.06% for the year ended March 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $10.23 per share on March 31, 2005 from $10.50 on March 31, 2004, and the reinvestment of $0.379 in dividends.(2)

• The Fund’s Class B shares had a total return of 0.28% for the year ended March 31, 2005.(1) This return was the result of a decrease in NAV to $10.23 per share on March 31, 2005 from $10.50 on March 31, 2004, and the reinvestment of $0.299 in dividends.(2)

• The Fund’s Class C shares had a total return of 0.19% for the year ended March 31, 2005.(1) This return was the result of a decrease in NAV to $9.65 per share on March 31, 2005 from $9.91 on March 31, 2004, and the reinvestment of $0.279 in dividends.(2)

• For comparison, the Lehman Brothers 7-Year Municipal Bond Index – an unmanaged index of investment-grade, municipal debt securities with an average maturity of 7 years – had a total return of 0.80% for the year ended March 31, 2005.(3)

• Based on the Fund’s most recent dividends annualized and NAVs on March 31, 2005 of $10.23 per share for Class A and Class B and $9.65 for Class C, the Fund’s distribution rates were 3.71%, 2.93% and 2.95%, respectively.(4) The distribution rates are equivalent to taxable rates of 5.71%, 4.51% and 4.54%, respectively.(5)

• The SEC 30-day yields for Class A, Class B and Class C shares at March 31, 2005 were 2.93%, 2.25% and 2.25%, respectively.(6) The SEC 30-day yields are equivalent to taxable yields of 4.51%, 3.46% and 3.46%, respectively.(5)

Craig Brandon

Portfolio Manager

Management Discussion

• Florida’s economy continued to expand during the period. Residential construction and service sectors remained very strong, a result of a population growth rate twice that of the U.S. rate. Boosted by the weak U.S. dollar, even tourism grew in 2004, despite a severe hurricane season. The state’s jobless rate was 4.5% in March 2005, down from 4.8% a year ago.

• Insured** water and sewer bonds were the Fund’s largest sector weighting at March 31, 2005. Population growth, aging infrastructure and new environmental rules have prompted many communities to initiate upgrades to their water systems. Backed by water and sewer bill payments, water and sewer utilities have historically represented a relatively stable revenue source.

• Insured** transportation bonds were significant investments for the Fund. As the demands on Florida’s transportation infrastructure have surged in recent years, these bonds have helped finance improvements and upgrades for local seaports, airport authorities and expressways.

• Insured** general obligations were a significant commitment for the Fund. While some states struggled with a slow recovery and weak revenues, a strong economic rebound bolstered tax receipts for Florida state, county and local issuers.

• Management continued to adjust the Fund’s coupondistribution to reflect a changing interest rate outlook. In addition, management continued to upgrade call structure to protect the Fund against untimely calls.

* Reinvestment amounts per share are based on 366 days from 4/1/04-12/31/04 and 365 days from 1/1/05-3/31/05.

** Private insurance does not decrease the risk of loss of principal associated with this investment.

Formerly, the Fund invested its assets in a corresponding investment company (referred to as the Portfolio) that had the same investment objective and policies as the Fund. Effective October 8, 2004, the Fund began to invest its assets directly in securities. The Fund’s investment objective and other investment policies remain unchanged. In addition, Boston Management and Research, the investment adviser to the Portfolio, acts as investment adviser to the Fund. The investment advisery fee paid remains unchanged.

(1) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If the sales charge were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income and/or alternative minimum tax and state intangibles taxes. (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent figures assume a maximum 35.00% combined federal and state intangibles tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Eaton Vance Florida Limited Maturity Municipals Fund as of March 31, 2005

F U N D  P E R F O R M A N C E

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers
7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	1.06%	0.28%	0.19%
Five Years	5.34	4.57	4.52
Ten Years	N.A.	3.78	3.74
Life of Fund†	4.55	4.06	3.35

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-1.20%	-2.64%	-0.78%
Five Years	4.86	4.57	4.52
Ten Years	N.A.	3.78	3.74
Life of Fund†	4.28	4.06	3.35

†Inception Dates – Class A: 6/27/96; Class B: 5/29/92; Class C: 12/8/93

(1) Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance

Florida Limited Maturity Municipals Fund Class B vs. the Lehman

Brothers 7-Year Municipal Bond Index* March 31, 1995 – March 31, 2005

* Sources: Thomson Financial; Lipper, Inc.

Class B of the Fund commenced operations on 5/29/92.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 6/27/96 and 3/31/95, respectively, would have been valued at $14,766 and $14,434, respectively, on March 31, 2005. A $10,000 hypothetical investment in Class A at maximum offering price would have been valued at $14,436. It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Diversification by Credit Quality(2)

(2)As a percentage of total investments, as of March 31, 2005. Holdings subject to change due to active management.

Eaton Vance Massachusetts Limited Maturity Municipals Fund as of March 31, 2005

I N V E S T M E N T  U P D A T E

The Fund

Performance for the Past Year*

• The Fund’s Class A shares had a total return of 0.79% for the year ended March 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $10.18 per share on March 31, 2005 from $10.46 on March 31, 2004, and the reinvestment of $0.362 in dividends.(2)

• The Fund’s Class B shares had a total return of 0.02% for the year ended March 31, 2005.(1) This return was the result of a decrease in NAV to $10.17 per share on March 31, 2005 from $10.45 on March 31, 2004, and the reinvestment of $0.282 in dividends.(2)

• The Fund’s Class C shares had a total return of -0.14% for the year ended March 31, 2005.(1) This return was the result of a decrease in NAV to $9.74 per share on March 31, 2005 from $10.02 on March 31, 2004, and the reinvestment of $0.267 in dividends.(2)

• For comparison, the Lehman Brothers 7-Year Municipal Bond Index – an unmanaged index of investment-grade, municipal debt securities with an average maturity of 7 years – had a total return of 0.80% for the year ended March 31, 2005.(3)

• Based on the Fund’s most recent dividends annualizedand NAVs on March 31, 2005 of $10.18 per share for Class A, $10.17 for Class B and $9.74 for Class C, the Fund’s distribution rates were 3.56%, 2.78% and 2.80%, respectively.(4) The distributionrates are equivalent to taxable rates of 5.78%, 4.52% and 4.55%, respectively.(5)

• The SEC 30-day yields for Class A, Class B and Class C shares at March 31, 2005 were 3.17%, 2.49% and 2.49%, respectively.(6) The SEC 30-day yields are equivalent to taxable yields of 5.15%, 4.05% and 4.05%, respectively.(5)

William H. Ahern

Co-Portfolio Manager

Management Discussion

• The Massachusetts economy made progress in 2004 and 2005, although not yet achieving pre-recession employment levels. Business services, health care, education and residential building remained areas of strong job creation. The manufacturing sector continued to struggle. The state’s March 2005 jobless rate was 4.9%, down from 5.4% a year ago and below the national rate.

• Insured** general obligations (GOs) were the Fund’s largest sector weighting at March 31, 2005. Insured* school district, public improvement and local GOs have been valued by investors in a relatively slow recovery that has continued to pressure some industrial and economically sensitive issuers.

• Education bonds constituted significant holdings for the Fund. Investments included some of the Commonwealth’s leading universities and secondary schools. Historically, these institutions have enjoyed strong applicant demand and the ability to generate annual hikes in tuition and fee income.

• The Fund maintained a significant investment in insured** transportation bonds. The Fund’s investments included issues for mass transit, highways and port authority bonds. Many of these issues are backed, in part, by toll revenues and are considered less vulnerable to economic fluctuations than cyclical issues.

• Selected Puerto Rico bonds have provided the Fund opportunities for additional diversification. The Fund’s Puerto Rico investments included insured** electric utilities, general obligations, transportation and lease revenue bonds.

* Reinvestment amounts per share are based on 366 days from 4/1/04-12/31/04 and 365 days from 1/1/05-3/31/05.

** Private insurance does not decrease the risk of loss of principal associated with this investment.

Formerly, the Fund invested its assets in a corresponding investment company (referred to as the Portfolio) that had the same investment objective and policies as the Fund. Effective October 8, 2004, the Fund began to invest its assets directly in securities. The Fund’s investment objective and other investment policies remain unchanged. In addition, Boston Management and Research, the investment adviser to the Portfolio, acts as investment adviser to the Fund. The investment advisery fee paid remains unchanged.

(1) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If the sales charge were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income and/or alternative minimum tax and state and local income taxes (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent figures assume a maximum 38.45% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Eaton Vance Massachusetts Limited Maturity Municipals Fund as of March 31, 2005

F U N D  P E R F O R M A N C E

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers 7-year Municipal Bond Index, a broad-based, unmanaged market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers
7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	0.79%	0.02%	-0.14%
Five Years	5.19	4.36	4.38
Ten Years	N.A.	3.77	3.77
Life of Fund†	4.56	3.98	3.42

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-1.47%	-2.90%	-1.11%
Five Years	4.72	4.36	4.38
Ten Years	N.A.	3.77	3.77
Life of Fund†	4.29	3.98	3.42

†Inception Dates – Class A: 6/27/96; Class B: 6/1/92; Class C: 12/8/93

(1) Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance

Massachusetts Limited Maturity Municipals Fund Class B vs. the Lehman

Brothers 7-Year Municipal Bond Index*  March 31, 1995 – March 31, 2005

* Sources: Thomson Financial; Lipper, Inc.

Class B of the Fund commenced operations on 6/1/92.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 6/27/96 and 3/31/95, respectively, would have been valued at $14,780 and $14,475, respectively, on March 31, 2005. A $10,000 hypothetical investment in Class A at maximum offering price would have been valued at $14,447. It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Diversification by Credit Quality(2)

(2)As a percentage of total investments, as of March 31, 2005. Holdings subject to change due to active management.

Eaton Vance New Jersey Limited Maturity Municipals Fund as of March 31, 2005

I N V E S T M E N T  U P D A T E

The Fund

Performance for the Past Year*

• The Fund’s Class A shares had a total return of 0.98% for the year ended March 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $10.10 per share on March 31, 2005 from $10.36 on March 31, 2004, and the reinvestment of $0.360 in dividends.(2)

• The Fund’s Class B shares had a total return of 0.30% for the year ended March 31, 2005.(1) This return was the result of a decrease in NAV to $10.10 per share on March 31, 2005 from $10.35 on March 31, 2004, and the reinvestment of $0.280 in dividends.(2)

• For comparison, the Lehman Brothers 7-Year Municipal Bond Index – an unmanaged index of investment-grade, municipal debt securities with an average maturity of 7 years – had a total return of 0.80% for the year ended March 31, 2005.(3)

• Based on the most recent dividends annualized and NAVs on March 31, 2005 of $10.10 per share for Class A and Class B, the Fund’s distribution rates were 3.56% and 2.77%, respectively.(4) The distribution rates of Class A and Class B are equivalent to taxable rates of 6.02% and 4.68%, respectively.(5)

• The SEC 30-day yields for Class A and B shares at March 31, 2005 were 3.08% and 2.39%, respectively.(6) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 5.21% and 4.04%, respectively.(5)

Craig Brandon

Portfolio Manager

Management Discussion

• In late 2004 and early 2005, New Jersey enjoyed good job growth, the state’s strongest since 2000. Leisure, business services, trade, transportation, and utilities generated the fastest job growth. Not surprisingly, manufacturing remained among the state’s weakest sectors. The state’s March 2005 jobless rate was 4.4%, down from 5.2% a year ago.

• Insured** general obligations were the Fund’s largest sector weighting at March 31, 2005, representing a high-quality investment in a rebounding economy. The Fund’s investments were focused on regional and township school district bonds and local board of education issues.

• In the insured** transportation sector, the Fund’s investments constituted primarily a mix of regional transportation authorities and port authorities. The Fund also had investments in the state’s transportation trust fund authority, which – backed by motor fuel tax receipts – finances repairs to bridges, highways and park-ride facilities.

• Insured** water and sewer bonds represented a major investment. Many New Jersey cities and towns needed to upgrade their water infrastructure. Increased issuance of bonds to finance watershed and wastewater projects has provided the Fund with high quality income opportunities.

• Management continues to adjust coupon structure in response to changing market conditions. The Fund maintained a broad diversification according to issuer, sector, coupon and insurer. Retaining good call protection remained another key strategic consideration.

* Reinvestment amounts per share are based on 366 days from 4/1/04-12/31/04 and 365 days from 1/1/05-3/31/05.

** Private insurance does not decrease the risk of loss of principal associated with this investment.

Formerly, the Fund invested its assets in a corresponding investment company (referred to as the Portfolio) that had the same investment objective and policies as the Fund. Effective October 8, 2004, the Fund began to invest its assets directly in securities. The Fund’s investment objective and other investment policies remain unchanged. In addition, Boston Management and Research, the investment adviser to the Portfolio, acts as investment adviser to the Fund. The investment advisery fee paid remains unchanged.

(1) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If the sales charge were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal and state income taxes and/or alternative minimum tax. (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent figures assume a maximum 40.83% combined federal income and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Eaton Vance New Jersey Limited Maturity Municipals Fund as of March 31, 2005

F U N D  P E R F O R M A N C E

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B

Average Annual Total Returns (at net asset value)
One Year	0.98%	0.30%
Five Years	4.86	4.06
Ten Years	N.A.	3.71
Life of Fund†	4.50	3.95

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-1.30%	-2.63%
Five Years	4.38	4.06
Ten Years	N.A.	3.71
Life of Fund†	4.23	3.95

†Inception date: Class A: 6/27/96; Class B: 6/1/92

(1) Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance

New Jersey Limited Maturity Municipals Fund Class B vs. the Lehman

Brothers 7-Year Municipal Bond Index* March 31, 1995 – March 31, 2005

* Sources: Thomson Financial; Lipper, Inc.

Class B of the Fund commenced operations on 6/1/92.

A $10,000 hypothetical investment at net asset value in Class A on 6/27/96 would have been valued at $14,711 on March 31, 2005. A $10,000 hypothetical investment in Class A at maximum offering price would have been valued at $14,379. It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Diversification by Credit Quality(2)

(2)As a percentage of total investments, as of March 31, 2005. Holdings subject to change due to active management.

Eaton Vance New York Limited Maturity Municipals Fund as of March 31, 2005

I N V E S T M E N T  U P D A T E

The Fund

Performance for the Past Year*

• The Fund’s Class A shares had a total return of 0.73% for the year ended March 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $10.54 per share on March 31, 2005 from $10.85 on March 31, 2004, and the reinvestment of $0.388 in dividends.(2)

• The Fund’s Class B shares had a total return of -0.03% for the year ended March 31, 2005.(1) This return was the result of a decrease in NAV to $10.53 per share on March 31, 2005 from $10.84 on March 31, 2004, and the reinvestment of $0.306 in dividends.(2)

• The Fund’s Class C shares had a total return of -0.07% for the year ended March 31, 2005.(1) This return was the result of a decrease in NAV to $10.02 per share on March 31, 2005 from $10.31 on March 31, 2004, and the reinvestment of $0.284 in dividends.(2)

• For comparison, the Lehman Brothers 7-Year Municipal Bond Index – an unmanaged index of investment-grade, municipal debt securities with an average maturity of 7 years – had a total return of 0.80% for the year ended March 31, 2005.(3)

• Based on the Fund’s most recent dividends annualized and NAVs on March 31, 2005 of $10.54 per share for Class A, $10.53 for Class B and $10.02 for Class C, the Fund’s distribution rates were 3.69%, 2.92% and 2.89%, respectively.(4) The distribution rates are equivalent to taxable rates of 6.15%, 4.87% and 4.82%, respectively.(5)

• The SEC 30-day yields for Class A, Class B and Class C shares at March 31, 2005 were 3.11%, 2.43% and 2.43%, respectively.(6) The SEC 30-day yields are equivalent to taxable yields of 5.18%, 4.05% and 4.05%, respectively.(5)

William H. Ahern

Portfolio Manager

Management Discussion

• During 2004 and into early 2005, New York State posted positive job growth for the first time since 2000. Job creation in business services, education, health care and tourism have been the main drivers of growth. Gains in finance have been modest, while the state continued to lose manufacturing jobs at a faster rate than the nation as a whole. The state’s March 2005 jobless rate was 5.1%, down from 6.1% a year ago.

• Escrowed and insured** escrowed bonds were the Fund’s largest sector weighting at March 31, 2005. Escrowed issues have been pre-refunded and backed by Treasury bonds, most often as the result of a refinancing of existing higher-coupon debt. They are valued by investors for their very high quality and relatively stable performance characteristics.

• Insured** general obligations constituted large commitments for the Fund. The Fund’s investments were focused on city and town school district bonds and county public improvement bonds. A stronger state and local economy would likely improve the revenue outlook for these local issuers.

• Insured** transportation bonds were prominent investments in the Fund. Transportation has historically been a key factor in the New York economy, and the demands have become even more acute in recent years. The Fund’s investments included issues for public transit, bridges and tunnels, airports, port authorities and highways.

• The Fund took advantage of its flexibility to own Puerto Rico bonds, adding further diversification. The Fund’s Puerto Rico bonds included transportation bonds, generation obligations and industrial development revenue bonds.

* Reinvestment amounts per share are based on 366 days from 4/1/04-12/31/04 and 365 days from 1/1/05-3/31/05.

** Private insurance does not decrease the risk of loss of principal associated with this investment.

Formerly, the Fund invested its assets in a corresponding investment company (referred to as the Portfolio) that had the same investment objective and policies as the Fund. Effective October 8, 2004, the Fund began to invest its assets directly in securities. The Fund’s investment objective and other investment policies remain unchanged. In addition, Boston Management and Research, the investment adviser to the Portfolio, acts as investment adviser to the Fund. The investment advisery fee paid remains unchanged.

(1) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If the sales charge were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal and state income taxes and/or alternative minimum tax. (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable equivalent figures assume a maximum 40.01% combined federal income and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Eaton Vance New York Limited Maturity Municipals Fund as of March 31, 2005

F U N D  P E R F O R M A N C E

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers 7-year Municipal Bond Index, a broad-based, unmanaged market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	0.73%	-0.03%	-0.07%
Five Years	5.21	4.40	4.42
Ten Years	N.A.	4.12	4.12
Life of Fund†	4.94	4.28	3.66

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-1.54%	-2.95%	-1.04%
Five Years	4.74	4.40	4.42
Ten Years	N.A.	4.12	4.12
Life of Fund†	4.67	4.28	3.66

†Inception Dates – Class A: 6/27/96; Class B: 5/29/92; Class C: 12/8/93

(1) Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance

New York Limited Maturity Municipals Fund Class B vs. the Lehman

Brothers 7-Year Municipal Bond Index* March 31, 1995– March 31, 2005

* Sources: Thomson Financial; Lipper, Inc.

Class B of the Fund commenced operations on 5/29/92.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 6/27/96 and 3/31/95, respectively, would have been valued at $15,255 and $14,976, respectively, on March 31, 2005. A $10,000 hypothetical investment in Class A at maximum offering price would have been valued at $14,912. It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Diversification by Credit Quality(2)

(2)As a percentage of total investments, as of March 31, 2005. Holdings subject to change due to active management.

Eaton Vance Ohio Limited Maturity Municipals Fund as of March 31, 2005

I N V E S T M E N T  U P D A T E

The Fund

Performance for the Past Year*

•    The Fund’s Class A shares had a total return of 0.70% for the year ended March 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $9.74 per share on March 31, 2005 from $10.02 on March 31, 2004, and the reinvestment of $0.349 in dividends.(2)

•    The Fund’s Class B shares had a total return of -0.05% for the year ended March 31, 2005.(1) This return was the result of a decrease in NAV to $9.73 per share on March 31, 2005 from $10.01 on March 31, 2004, and the reinvestment of $0.274 in dividends.(2)

•    For comparison, the Lehman Brothers 7-Year Municipal Bond Index – an unmanaged index of investment-grade, municipal debt securities with an average maturity of 7 years – had a total return of 0.80% for the year ended March 31, 2005.(3)

•    Based on the most recent dividends annualized and NAVs on March 31, 2005 of $9.74 per share for Class A and $9.73 per share for Class B, the Fund’s distribution rates were 3.59% and 2.83%, respectively.(4) The distribution rates of Class A and Class B are equivalent to taxable rates of 5.97% and 4.71%, respectively.(5)

•    The SEC 30-day yields for Class A and B shares at March 31, 2005 were 2.65% and 1.99%, respectively.(6) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 4.41% and 3.31%, respectively.(5)

William H. Ahern

Portfolio Manager

Management Discussion

•    Ohio’s economy generated job growth in 2004 and early 2005, benefiting from the strength in the service sector. Business services, education and health care were areas of job growth. However, while losses in the key manufacturing sector slowed, a continuing focus on productivity and restructurings limited the extent of the recovery. The state’s March 2005 jobless rate was 6.4%, up slightly from 6.1% a year ago.

•    Insured** and uninsured general obligations (GOs) were among the Fund’s largest sector weightings at March 31, 2005. The Fund’s investments focused on school district GOs of communities with a good local economy and a solid property tax base. Stable revenues are especially important in a state where the industrial economy has been slow to recover.

•    The Fund was very selective with respect to its investments in the hospital sector. With the competitive hospital industry under pressure to reduce costs, management emphasized institutions with sound financial structures, good management and the ability to offer attractive health care specialties.

•    The Fund maintained significant investments in insured** water and sewer bonds. The need to modernize aging water infrastructure has resulted in increased issuance of water bonds, producing further opportunities in state and local issuers.

•    The Fund made structural changes to adjust to shifting market conditions. Management maintained a well-diversified coupon allocation, balancing higher-income housing and utility issues with interest-rate-sensitive, low- and zero-coupon issues for appreciation potential.

* Reinvestment amounts per share are based on 366 days from 4/1/04-12/31/04 and 365 days from 1/1/05-3/31/05.

** Private insurance does not decrease the risk of loss of principal associated with this investment.

Formerly, the Fund invested its assets in a corresponding investment company (referred to as the Portfolio) that had the same investment objective and policies as the Fund. Effective October 8, 2004, the Fund began to invest its assets directly in securities. The Fund’s investment objective and other investment policies remain unchanged. In addition, Boston Management and Research, the investment adviser to the Portfolio, acts as investment adviser to the Fund. The investment advisery fee paid remains unchanged.

(1) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If the sales charge were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal and state income taxes and/or alternative minimum tax. (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent figures assume a maximum 39.88% combined federal income and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Eaton Vance Ohio Limited Maturity Municipals Fund as of March 31, 2005

F U N D  P E R F O R M A N C E

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers
7-year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B

Average Annual Total Returns (at net asset value)
One Year	0.70%	-0.05%
Five Years	4.76	3.99
Ten Years	N.A.	3.67
Life of Fund†	4.20	3.54

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-1.56%	-2.97%
Five Years	4.28	3.99
Ten Years	N.A.	3.67
Life of Fund†	3.91	3.54

†Inception date: Class A: 10/22/96; Class B: 4/16/93

(1)  Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance

Ohio Limited Maturity Municipals Fund Class B vs. the Lehman

Brothers 7-Year Municipal Bond Index*  March 31, 1995 – March 31, 2005

*Sources: Thomson Financial; Lipper, Inc.

Class B of the Fund commenced operations on 4/16/93.

A $10,000 hypothetical investment at net asset value in Class A on 10/22/96 would have been valued at $14,148 on March 31, 2005. A $10,000 hypothetical investment in Class A at maximum offering price would have been valued at $13,825. It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Diversification by Credit Quality(2)

(2)As a percentage of total investments, as of March 31, 2005. Holdings subject to change due to active management.

Eaton Vance Pennsylvania Limited Maturity Municipals Fund as of March 31, 2005

I N V E S T M E N T  U P D A T E

The Fund

Performance for the Past Year*

•    The Fund’s Class A shares had a total return of 1.25% for the year ended March 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $10.28 per share on March 31, 2005 from $10.55 on March 31, 2004, and the reinvestment of $0.400 in dividends.(2)

•    The Fund’s Class B shares had a total return of 0.48% for the year ended March 31, 2005.(1) This return was the result of a decrease in NAV to $10.28 per share on March 31, 2005 from $10.55 on March 31, 2004, and the reinvestment of $0.320 in dividends.(2)

•    The Fund’s Class C shares had a total return of 0.44% for the year ended March 31, 2005.(1) This return was the result of a decrease in NAV to $9.75 per share on March 31, 2005 from $10.00 on March 31, 2004, and the reinvestment of $0.294 in dividends.(2)

•    For comparison, the Lehman Brothers 7-Year Municipal Bond Index – an unmanaged index of investment-grade, municipal debt securities with an average maturity of 7 years – had a total return of 0.80% for the year ended March 31, 2005.(3)

•    Based on the Fund’s most recent dividends annualized and NAVs on March 31, 2005 of $10.28 per share for Class A and Class B and $9.75 for Class C, the Fund’s distribution rates were 3.89%, 3.11% and 3.08%, respectively.(4) The distribution rates are equivalent to taxable rates of 6.17%, 4.94% and 4.89%, respectively.(5)

•    The SEC 30-day yields for Class A, Class B and Class C shares at March 31, 2005 were 3.22%, 2.54% and 2.54%, respectively.(6) The SEC 30-day yields are equivalent to taxable yields of 5.11%, 4.03% and 4.03%, respectively.(5)

Craig Brandon

Portfolio Manager

Management Discussion

•    Pennsylvania saw positive job growth in 2004 for the first time since 2000, although growth was uneven around the state. Business, education, tourism, construction and health care were major contributors. Manufacturing, especially in western Pennsylvania, continued to shed jobs. Pennsylvania’s March 2005 jobless rate was 5.2%, down from 5.5% a year ago.

•    Insured** general obligations were the Fund’s largest sector weighting at March 31, 2005. Management focused on issuer of cities, townships, counties and school districts it believes have relatively strong local economies, a sound tax base and reasonable future borrowing needs.

•    Insured** transportation bonds were prominent in the Fund. Transportation bonds finance improvements and expansions for the Commonwealth’s highway and port facilities, which are key to moving commercial traffic. The Fund’s investments included issues for highways, turnpikes, transportation and airport authorities.

•    Insured** escrowed/prerefunded bonds remained a significant focus of the Fund. Escrowed bonds are those that have been pre-refunded as the result of a refinancing and are backed by Treasuries. The bonds are deemed very high quality by investors and often provide above-average coupons.

•    Management continued its efforts, where possible, to upgrade the Fund’s call protection. The Fund sold bonds with approaching call dates in favor of high quality, non-callable bonds and bonds with more attractive call characteristics.

* Reinvestment amounts per share are based on 366 days from 4/1/04-12/31/04 and 365 days from 1/1/05-3/31/05.

** Private insurance does not decrease the risk of loss of principal associated with this investment.

Formerly, the Fund invested its assets in a corresponding investment company (referred to as the Portfolio) that had the same investment objective and policies as the Fund. Effective October 8, 2004, the Fund began to invest its assets directly in securities. The Fund’s investment objective and other investment policies remain unchanged. In addition, Boston Management and Research, the investment adviser to the Portfolio, acts as investment adviser to the Fund. The investment advisery fee paid remains unchanged.

(1) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If the sales charge were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal and state income taxes and/or alternative minimum tax. (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent figures assume a maximum 37.00% combined federal income and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Eaton Vance Pennsylvania Limited Maturity Municipals Fund as of March 31, 2005

F U N D  P E R F O R M A N C E

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers
7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	1.25%	0.48%	0.44%
Five Years	5.17	4.36	4.38
Ten Years	N.A.	3.91	3.89
Life of Fund†	4.72	4.18	3.52

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-1.01%	-2.44%	-0.53%
Five Years	4.69	4.36	4.38
Ten Years	N.A.	3.91	3.89
Life of Fund†	4.45	4.18	3.52

†Inception Dates – Class A: 6/27/96; Class B: 6/1/92; Class C: 12/8/93

(1) Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance

Pennsylvania Limited Maturity Municipals Fund Class B vs. the Lehman

Brothers 7-Year Municipal Bond Index*  March 31, 1995 – March 31, 2005

*Sources: Thomson Financial; Lipper, Inc.

Class B of the Fund commenced operations on 6/1/92.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 6/27/96 and 3/31/95, respectively, would have been valued at $14,980 and $14,644, respectively, on March 31, 2005. A $10,000 hypothetical investment in Class A at maximum offering price would have been valued at $14,645. It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Diversification by Credit Quality(2)

(2)As a percentage of total investments, as of March 31, 2005. Holdings subject to change due to active management.

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

F U N D  E X P E N S E S

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2004 – March 31, 2005).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance California Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/04)	(3/31/05)	(10/1/04-3/31/05)

Actual
Class A	$1,000.00	$999.30	$4.34
Class B	$1,000.00	$995.60	$8.01

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.38
Class B	$1,000.00	$1,016.90	$8.10

* Expenses are equal to the Fund’s annualized expense ratio of 0.87% for Class A shares and 1.61% for Class B shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2004. The example reflects the expenses of both the Fund and the Portfolio. Class C shares commenced operations on March 23, 2005 and are not included in this table.

Eaton Vance Florida Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/04)	(3/31/05)	(10/1/04-3/31/05)

Actual
Class A	$1,000.00	$1,001.60	$3.89
Class B	$1,000.00	$997.80	$7.62
Class C	$1,000.00	$996.40	$7.62

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.00	$3.93
Class B	$1,000.00	$1,017.30	$7.70
Class C	$1,000.00	$1,017.30	$7.70

* Expenses are equal to the Fund’s annualized expense ratio of 0.78% for Class A shares, 1.53% for Class B shares and 1.53% for Class C shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2004. The example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Massachusetts Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/04)	(3/31/05)	(10/1/04-3/31/05)

Actual
Class A	$1,000.00	$995.90	$3.88
Class B	$1,000.00	$993.10	$7.60
Class C	$1,000.00	$991.80	$7.60

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.00	$3.93
Class B	$1,000.00	$1,017.30	$7.70
Class C	$1,000.00	$1,017.30	$7.70

* Expenses are equal to the Fund’s annualized expense ratio of 0.78% for Class A shares, 1.53% for Class B shares and 1.53% for Class C shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2004. The example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance New Jersey Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/04)	(3/31/05)	(10/1/04-3/31/05)

Actual
Class A	$1,000.00	$1,001.60	$4.24
Class B	$1,000.00	$997.80	$7.97

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.28
Class B	$1,000.00	$1,017.00	$8.05

* Expenses are equal to the Fund’s annualized expense ratio of 0.85% for Class A shares and 1.60% for Class B shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2004. The example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance New York Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/04)	(3/31/05)	(10/1/04-3/31/05)

Actual
Class A	$1,000.00	$997.30	$3.93
Class B	$1,000.00	$993.50	$7.65
Class C	$1,000.00	$993.80	$7.66

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.00	$3.98
Class B	$1,000.00	$1,017.30	$7.75
Class C	$1,000.00	$1,017.30	$7.75

* Expenses are equal to the Fund’s annualized expense ratio of 0.79% for Class A shares, 1.54% for Class B shares and 1.54% for Class C shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2004. The example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Ohio Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/04)	(3/31/05)	(10/1/04-3/31/05)

Actual
Class A	$1,000.00	$998.20	$5.08
Class B	$1,000.00	$995.40	$8.81

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.14
Class B	$1,000.00	$1,016.10	$8.90

* Expenses are equal to the Fund’s annualized expense ratio of 1.02% for Class A shares and 1.77% for Class B shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2004. The example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Pennsylvania Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/04)	(3/31/05)	(10/1/04-3/31/05)

Actual
Class A	$1,000.00	$1,001.60	$4.19
Class B	$1,000.00	$997.80	$7.92
Class C	$1,000.00	$998.10	$7.92

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.23
Class B	$1,000.00	$1,017.00	$8.00
Class C	$1,000.00	$1,017.00	$8.00

* Expenses are equal to the Fund’s annualized expense ratio of 0.84% for Class A shares, 1.59% for Class B shares and 1.59% for Class C shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2004. The example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance California Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 99.8%
Principal Amount (000's omitted)	Security	Value
Electric Utilities - 0.7%
$250	California Department of Water Resource Power Supply, 5.125%, 5/1/18	$263,687
		$263,687
Escrowed / Prerefunded - 1.6%
$520	California Statewide Communities Development Authority, (San Gabriel Valley), Escrowed to Maturity, 5.50%, 9/1/14	$578,828
		$578,828
General Obligations - 4.3%
$400	California, 5.25%, 2/1/14	$433,376
1,000	California, 5.25%, 11/1/16	1,080,970
		$1,514,346
Hospital - 5.2%
$700	California Statewide Communities Development Authority, (Daughters of Charity Health System California), 5.00%, 7/1/22	$708,351
180	Eastern Plumas Health Care District, 7.50%, 8/1/07	183,505
200	San Benito Health Care District, 5.375%, 10/1/12	204,436
400	Stockton Health Facilities, (Dameron Hospital), 5.70%, 12/1/14	418,580
300	Torrance Hospital, (Torrance Memorial Medical Center), 5.40%, 6/1/15	319,746
		$1,834,618
Industrial Development Revenue - 0.5%
$200	California Pollution Control Financing Authority, (Browning Ferris Industries), (AMT), 5.80%, 12/1/16	$189,434
		$189,434
Insured-Education - 3.0%
$475	California Educational Facilities Authority, (San Diego University), (AMBAC), 0.00%, 10/1/15	$297,383
500	California Educational Facilities Authority, (Santa Clara University), (MBIA), 5.00%, 2/1/19	524,155
210	California University Foundation Revenue, (Sacramento Auxiliary), (MBIA), 5.50%, 10/1/20	230,095
		$1,051,633

Principal Amount (000's omitted)	Security	Value
Insured-Electric Utilities - 6.4%
$1,000	California Pollution Control Financing Authority, (San Diego Gas and Electric), (MBIA), 5.90%, 6/1/14(1)	$1,150,100
500	California Pollution Control Financing Authority, PCR, (Pacific Gas and Electric), (MBIA), (AMT), 5.35%, 12/1/16	531,950
500	Puerto Rico Electric Power Authority, (MBIA), 5.50%, 7/1/18	574,020
		$2,256,070
Insured-General Obligations - 29.4%
$400	Barstow Unified School District, (FGIC), 5.25%, 8/1/18	$431,300
1,000	Burbank Unified School District, (FGIC), 0.00%, 8/1/12	746,320
1,080	Fillmore Unified School District, (FGIC), 0.00%, 7/1/15	684,083
760	Fresno Unified School District, (MBIA), 5.80%, 2/1/16	877,169
750	Los Angeles Unified School District, (Election of 1997), (MBIA), 5.125%, 7/1/21	792,975
500	North Orange County Community College District, (MBIA), 5.25%, 8/1/14	560,530
500	Oak Grove School District, (Election of 1995), (FGIC), 5.00%, 8/1/16	530,895
1,000	Redwood City Elementary School District, (FGIC), 5.00%, 8/1/15	1,088,590
1,000	San Diego Unified School District, (MBIA), 5.00%, 7/1/17	1,089,460
1,000	San Juan Unified School District, (FSA), 0.00%, 8/1/17	563,510
1,205	Tahoe Truckee Unified School District, (MBIA), 5.50%, 8/1/19	1,371,639
705	Ukiah Unified School District, (FGIC), 0.00%, 8/1/10	582,986
1,000	Walnut Valley Unified School District, (FGIC), 5.25%, 8/1/18	1,085,430
		$10,404,887
Insured-Hospital - 1.3%
$400	California Statewide Communities Development Authority, (Sutter Health), (FSA), 6.00%, 8/15/13	$442,776
		$442,776
Insured-Lease Revenue / Certificates of Participation - 6.3%
$1,750	Anaheim Public Financing Authority, (Public Improvements), (FSA), 0.00%, 9/1/19	$871,465
750	California Public Works, (UCLA Replacement Hospital), (FSA), 5.375%, 10/1/16	811,455
505	California State Public Works Board, (Department of Corrections), (AMBAC), 5.25%, 12/1/13	558,929
		$2,241,849

See notes to financial statements

Eaton Vance California Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue - 12.8%
$600	Burbank Public Financing Authority, (Golden State Redevelopment), (AMBAC), 5.25%, 12/1/22	$637,494
1,050	California Economic Recovery, (FGIC), 5.25%, 7/1/14	1,162,990
1,000	Garden Grove Community Development (Tax Allocation), (AMBAC), 5.25%, 10/1/16	1,083,850
500	Napa County Flood Protection and Watershed Improvements Authority, (FGIC), 5.00%, 6/15/18	526,180
1,000	San Mateo County Transportation District, (MBIA), 5.25%, 6/1/17	1,114,830
		$4,525,344
Insured-Transportation - 5.4%
$1,000	Puerto Rico Commonwealth Highway and Transportation Authority, (FSA), 5.50%, 7/1/17	$1,145,650
1,000	San Joaquin Hills, Transportation Corridor Agency Bridge & Toll Road, (MBIA), 0.00%, 1/15/12	765,310
		$1,910,960
Insured-Water and Sewer - 7.7%
$1,000	California Department of Water Resources, (FGIC), 5.50%, 12/1/17	$1,138,780
750	Sacramento County, Sanitation Financing Authority, (AMBAC), 5.00%, 12/1/35	777,007
250	Sacramento County, Sanitation Financing Authority, (AMBAC), 5.50%, 12/1/19	283,977
500	Sunnyvale Financing Authority Water and Wastewater, (AMBAC), 5.00%, 10/1/22	519,550
		$2,719,314
Other Revenue - 0.9%
$300	California Statewide Communities Development Authority, (East Valley Tourist Development Authority), 8.25%, 10/1/14	$305,622
		$305,622
Senior Living / Life Care - 0.7%
$250	ABAG Finance Authority, (American Baptist Homes), 5.75%, 10/1/17	$248,725
		$248,725
Solid Waste - 1.0%
$350	Napa-Vallejo Waste Management Authority, (Solid Waste Transfer Facilities), (AMT), 5.10%, 2/15/14	$355,705
		$355,705

Principal Amount (000's omitted)	Security	Value

Special Tax Revenue - 10.4%
$300	Alameda Public Financing Authority, 5.45%, 9/2/14	$307,620
250	Brentwood Infrastructure Financing Authority, 5.625%, 9/2/15	257,600
200	Capistrano Unified School District, 5.65%, 9/1/15	215,078
195	Corona Public Financing Authority, 5.70%, 9/1/13	195,866
200	Fontana Redevelopment Agency, (Jurupa Hills), 5.50%, 10/1/17	210,496
250	Jurupa Community Services District, 5.00%, 9/1/25	245,750
40	Moreno Valley Unified School District, (Community District No. 2003-2), 5.20%, 9/1/17	40,580
80	Moreno Valley Unified School District, (Community District No. 2003-2), 5.25%, 9/1/18	80,930
160	Murrueta Valley Unified School District, 5.70%, 9/1/17	167,992
390	Pomona Redevelopment Agency, (West Holt Avenue Redevelopment), 5.50%, 5/1/13	422,183
295	Rancho Cucamonga Public Finance Authority, 5.75%, 9/2/12	315,128
290	Roseville Special Tax, 6.00%, 9/1/11	320,143
200	Santa Margarita Water District, 6.10%, 9/1/14	220,182
200	Santaluz Community Facility District No. 2, 5.80%, 9/1/14	205,376
200	Torrance Redevelopment Agency, 5.50%, 9/1/12	210,576
250	Whittier Public Financing Authority, (Greenleaf Avenue Redevelopment), 5.50%, 11/1/16	264,605
		$3,680,105
Transportation - 0.8%
$290	Port Redwood City, (AMT), 5.40%, 6/1/19	$300,347
		$300,347
Water and Sewer - 1.4%
$500	Metropolitan Water District, (Southern California Waterworks), 4.75%, 7/1/22	$504,940
		$504,940
Total Tax-Exempt Investments - 99.8% (identified cost $34,246,898)		$35,329,190
Other Assets, Less Liabilities - 0.2%		$71,945
Net Assets - 100.0%		$35,401,135

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

See notes to financial statements

Eaton Vance California Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2005, 72.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 10.9% to 27.1% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Florida Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 99.4%
Principal Amount (000's omitted)	Security	Value
Electric Utilities - 0.7%
$500	Jacksonville Electric Authority, (St. Johns River Power Park), 5.375%, 10/1/16	$516,490
		$516,490
Hospital - 3.9%
$1,000	Highlands County Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/20	$1,032,120
1,075	Orange County Health Facilities Authority, (Nemours Foundation), 5.00%, 1/1/17	1,150,712
500	West Orange Healthcare District, 5.50%, 2/1/10	540,320
		$2,723,152
Industrial Development Revenue - 0.8%
$500	Polk County IDA, (Cargill Fertilizer), (AMT), 5.50%, 11/1/09	$532,940
		$532,940
Insured-Electric Utilities - 7.6%
$1,000	Brevard County Utility Revenue, (FGIC), 5.25%, 3/1/13	$1,087,940
2,000	Escambia County Utilities Authority, (FGIC), 0.00%, 1/1/15	1,297,820
1,165	Puerto Rico Electric Power Authority, (MBIA), 5.50%, 7/1/18	1,337,467
1,450	Puerto Rico Electric Power Authority, (XLCA), 5.375%, 7/1/18	1,633,497
		$5,356,724
Insured-Escrowed / Prerefunded - 2.1%
$750	Palm Beach County Public Improvements, (Convention Center), (FGIC), Prerefunded to 1/01/11, 5.625%, 11/1/15	$836,340
1,000	Port Saint Lucie Utility, (MBIA), Escrowed to Maturity, 0.00%, 9/1/15	628,080
		$1,464,420
Insured-General Obligations - 11.8%
$750	Dade County Local School District, (MBIA), 5.00%, 2/15/15	$779,700
500	Miami, (Homeland Defense), (MBIA), 0.00%, 1/1/12	379,555
1,000	Miami, (MBIA), 5.375%, 9/1/15	1,091,140
750	Miami-Dade County General Obligation, (Fire and Rescue Service District), (AMBAC), 5.25%, 4/1/17	807,937
2,000	Miami-Dade County School District, (FSA), 5.375%, 8/1/15	2,233,120
750	New York, NY, (FGIC), 5.50%, 6/1/12	833,370
1,000	Puerto Rico, (MBIA), 5.50%, 7/1/18	1,148,040

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$1,000	Reedy Creek Improvements District, (MBIA), 5.00%, 6/1/17	$1,064,460
		$8,337,322
Insured-Hospital - 3.5%
$750	Miami-Dade County, Health Facilities Authority, (Miami Children's Hospital), (AMBAC), 5.625%, 8/15/16	$826,725
1,000	Saint Petersburg Health Facilities Authority, (All Children's Hospital), (AMBAC), 5.50%, 11/15/17	1,080,950
500	Sarasota County Public Hospital, (MBIA), 5.25%, 7/1/18	546,770
		$2,454,445
Insured-Housing - 1.9%
$675	Florida Housing Finance Authority, (Leigh Meadows Apartments), (AMBAC), (AMT), 5.85%, 9/1/10	$698,719
630	Florida Housing Finance Authority, (Stottert Arms Apartments), (AMBAC), (AMT), 5.90%, 9/1/10	652,516
		$1,351,235
Insured-Miscellaneous - 5.4%
$500	Florida Board of Education Lottery Revenue, (FGIC), 5.00%, 7/1/20	$522,900
1,100	Florida Board of Education Lottery Revenue, (FGIC), 5.25%, 7/1/20	1,177,011
1,500	Jacksonville Entitlement Revenue, (Public Improvements), (FGIC), 5.00%, 10/1/21	1,564,755
500	Saint Johns County IDA, (Professional Golf Hall of Fame), (MBIA), 5.00%, 9/1/20	523,105
		$3,787,771
Insured-Solid Waste - 3.5%
$1,750	Dade County, Resource Recovery Facilities, (AMBAC), (AMT), 5.30%, 10/1/07	$1,837,447
1,100	Palm Beach Solid Waste Authority, (AMBAC), 0.00%, 10/1/16	651,640
		$2,489,087
Insured-Special Tax Revenue - 10.7%
$1,755	Julington Creek Plantation Community Development District, (MBIA), 4.75%, 5/1/19	$1,794,540
2,000	Miami-Dade County Professional Sports Franchise Facilities, (MBIA), 0.00%, 10/1/13	1,394,820
330	Miami-Dade County, (MBIA), 0.00%, 10/1/08	292,918
1,760	Osceola County Sales Tax, (FSA), 5.00%, 4/1/19	1,843,019
770	Seminole County Sales Tax, (FGIC), 5.375%, 10/1/19	837,182

See notes to financial statements

Eaton Vance Florida Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue (continued)
$595	St. Cloud, Sales Tax, (FGIC), 5.00%, 9/1/18	$626,214
250	St. Cloud, Sales Tax, (FGIC), 5.00%, 9/1/19	262,180
500	Tamarac, Sales Tax, (FGIC), 5.00%, 4/1/18	525,685
		$7,576,558
Insured-Transportation - 14.5%
$1,000	Broward County Airport System, (MBIA), (AMT), 5.375%, 10/1/13	$1,062,970
1,000	Canaveral Port Authority Improvements, (FGIC), 5.00%, 6/1/19	1,048,130
1,750	Dade County, Seaport, (MBIA), 5.125%, 10/1/16(1)	1,835,628
1,500	Miami-Dade County, Expressway Toll Authority, (FGIC), 5.25%, 7/1/15	1,643,085
4,000	Puerto Rico Highway and Transportation Authority, (MBIA), 5.50%, 7/1/19	4,606,600
		$10,196,413
Insured-Water and Sewer - 18.6%
$2,260	Boynton Beach Utility System, (FGIC), 5.50%, 11/1/17	$2,574,502
500	Dade County, Water and Sewer System, (FGIC), 5.25%, 10/1/21	525,540
750	Hillsborough County, Capacity Assessment, (FSA), 5.125%, 3/1/20	794,535
1,500	Marco Island Utility System, (MBIA), 5.25%, 10/1/16	1,633,980
2,000	Seacoast Utilities Authority Water and Sewer, (FGIC), 5.50%, 3/1/16	2,258,460
1,320	Sebring Water and Wastewater, (FGIC), 5.25%, 1/1/15	1,436,279
1,000	Sunrise Utilities Systems, (AMBAC), 5.20%, 10/1/22	1,090,700
1,000	Sunrise Utilities Systems, (AMBAC), 5.50%, 10/1/18	1,128,070
1,000	Tallahassee, Consolidated Utilities System, (FGIC), 5.50%, 10/1/18	1,137,910
500	Tallahassee, Consolidated Utilities System, (FGIC), 5.50%, 10/1/19	569,765
		$13,149,741
Nursing Home - 1.2%
$555	Okaloosa County, Retirement Rental Housing, (Encore Retirement Partners), 6.125%, 2/1/14	$500,305
385	Orange County, Health Facilities Authority, (Westminister Community Care Services), 6.50%, 4/1/12	361,145
		$861,450
Senior Living / Life Care - 1.5%
$250	Lee County IDA, (Shell Point Village), 5.50%, 11/15/21	$252,163
250	Lee County IDA, (Shell Point Village), 5.75%, 11/15/14	259,208

Principal Amount (000's omitted)	Security	Value
Senior Living / Life Care (continued)
$590	North Miami HFA, (Imperial Club), 6.75%, 1/1/33	$543,561
		$1,054,932
Special Tax Revenue - 6.5%
$500	Concorde Estates Community Development District, Capital Improvements, 5.00%, 5/1/11	$500,110
300	Fishhawk Community Development District II, 5.00%, 11/1/07	304,017
400	Fishhawk Community Development District ll, 5.125%, 11/1/09	403,784
425	Gateway Services Community Development District, (Stoneybrook), 5.50%, 7/1/08	432,195
380	Heritage Harbour South Community Development District, (Capital Improvements), 5.25%, 11/1/08	382,421
210	Heritage Harbour South Community Development District, (Capital Improvements), 5.40%, 11/1/08	211,880
105	Heritage Palms Community Development District, Capital Improvements, 6.25%, 11/1/07	105,740
125	Longleaf Community Development District, 6.20%, 5/1/09	121,054
355	North Springs, Improvement District, (Heron Bay), 7.00%, 5/1/19	367,979
1,000	Orlando Capital Improvements, 5.00%, 10/1/18	1,047,910
650	Sterling Hill Community Development District, Capital Improvements, 5.50%, 11/1/10	660,413
55	Waterlefe Community Development District, Capital Improvements, 6.25%, 5/1/10	55,529
		$4,593,032
Transportation - 2.0%
$1,340	Florida Turnpike Authority, 5.25%, 7/1/21	$1,432,299
		$1,432,299
Utilities - 3.2%
$240	Orlando Utilities Commission Water and Electric, 5.00%, 10/1/18	$252,636
750	Orlando Utilities Commission Water and Electric, 5.00%, 10/1/22	780,428
1,100	Orlando Water and Electric Utilities Commission, 5.25%, 10/1/20	1,182,467
		$2,215,531
Total Tax-Exempt Investments - 99.4% (identified cost $68,205,577)		$70,093,542
Other Assets, Less Liabilities - 0.6%		$454,168
Net Assets - 100.0%		$70,547,710

See notes to financial statements

Eaton Vance Florida Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2005, 80.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.3% to 29.6% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Massachusetts Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 99.7%
Principal Amount (000's omitted)	Security	Value
Education - 14.7%
$580	Massachusetts Development Finance Agency, (Massachusetts College of Pharmacy), 5.00%, 7/1/11	$603,299
1,000	Massachusetts Development Finance Agency, (Milton Academy), 5.00%, 9/1/19	1,058,450
400	Massachusetts Development Finance Agency, (Xaverian Brothers High School), 5.55%, 7/1/19	414,868
1,000	Massachusetts HEFA, (Boston College), 5.00%, 6/1/11	1,073,610
1,305	Massachusetts HEFA, (Boston College), 5.25%, 6/1/20	1,385,388
1,000	Massachusetts HEFA, (Boston College), 5.375%, 6/1/14	1,106,860
1,000	Massachusetts HEFA, (Harvard University), 5.00%, 7/15/22	1,043,660
1,000	Massachusetts HEFA, (Massachusetts Institute of Technology), 5.00%, 7/1/18	1,093,920
1,000	Massachusetts HEFA, (Massachusetts Institute of Technology), 5.375%, 7/1/17	1,133,630
750	Massachusetts HEFA, (Tufts University), 5.50%, 8/15/15	845,587
1,125	Massachusetts IFA, (Babson College), 5.375%, 10/1/17	1,173,330
500	Massachusetts IFA, (Belmont Hill School), 5.15%, 9/1/13	519,860
750	Massachusetts IFA, (St. Johns High School, Inc.), 5.70%, 6/1/18	778,605
500	Massachusetts IFA, (Wentworth Institute of Technology), 5.55%, 10/1/13	527,890
		$12,758,957
Electric Utilities - 0.6%
$500	Massachusetts Development Finance Agency, (Devens Electric System), 5.75%, 12/1/20	$531,525
		$531,525
Escrowed / Prerefunded - 7.6%
$500	Massachusetts HEFA, (Dana Farber Cancer Institute), Escrowed to Maturity, 6.50%, 12/1/05	$513,215
485	Massachusetts IFA, (Dana Hall), Prerefunded to 7/1/07, 5.90%, 7/1/27	523,819
1,030	Massachusetts IFA, (Park School), Prerefunded to 9/1/06, 5.50%, 9/1/16	1,080,377
1,000	Massachusetts Turnpike Authority, Escrowed to Maturity, 5.00%, 1/1/13	1,071,180
2,100	Massachusetts Turnpike Authority, Escrowed to Maturity, 5.00%, 1/1/20(1)	2,252,292
680	Massachusetts Water Pollution Abatement Trust, Escrowed to Maturity, 5.25%, 8/1/14	746,130
400	Rail Connections, Inc., (Rte. 128 Parking Garage), Escrowed to Maturity, 5.30%, 7/1/09	433,192
		$6,620,205

Principal Amount (000's omitted)	Security	Value
General Obligations - 8.8%
$1,000	Boston, 5.00%, 2/1/18	$1,050,610
500	Burlington, 5.00%, 2/1/15	542,495
500	Burlington, 5.00%, 2/1/16	542,435
750	Falmouth, 5.25%, 2/1/16	813,682
2,000	Massachusetts, 5.25%, 8/1/16	2,192,440
1,100	Wellesley, 5.00%, 6/1/16	1,209,164
1,150	Wellesley, 5.00%, 6/1/17	1,263,942
		$7,614,768
Health Care-Miscellaneous - 0.4%
$165	Massachusetts Development Finance Agency, (MCHSP Human Services), 6.60%, 8/15/29	$159,558
225	Massachusetts Development Finance Agency, (New England Center for Children), 5.30%, 11/1/08	229,268
		$388,826
Hospital - 4.6%
$600	Massachusetts HEFA, (Baystate Medical Center), 5.75%, 7/1/14	$649,962
865	Massachusetts HEFA, (Baystate Medical Center), 5.75%, 7/1/15	932,020
245	Massachusetts HEFA, (Berkshire Health System), 4.50%, 10/1/05	245,588
795	Massachusetts HEFA, (Central New England Health Systems), 6.125%, 8/1/13	795,183
250	Massachusetts HEFA, (Partners Healthcare System), 5.00%, 7/1/09	264,880
1,000	Massachusetts HEFA, (Partners Healthcare System), 5.50%, 7/1/10	1,092,590
		$3,980,223
Insured-Education - 3.3%
$1,560	Massachusetts College Building Authority, (XLCA), 5.375%, 5/1/14	$1,722,224
1,000	University of Massachusetts Building Authority, (AMBAC), 5.25%, 11/1/13	1,101,320
		$2,823,544
Insured-Electric Utilities - 8.5%
$2,120	Massachusetts Municipal Wholesale Electric Co., (MBIA), 5.25%, 7/1/12	$2,315,188
1,000	Massachusetts Power Supply System, (Municipal Wholesale Electric Co.), (MBIA), 5.25%, 7/1/13	1,088,330
1,500	Puerto Rico Electric Power Authority, (MBIA), 5.50%, 7/1/16	1,708,710

See notes to financial statements

Eaton Vance Massachusetts Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Electric Utilities (continued)
$2,000	Puerto Rico Electric Power Authority, (MBIA), 5.50%, 7/1/18	$2,296,080
		$7,408,308
Insured-Escrowed / Prerefunded - 1.6%
$400	Massachusetts Turnpike Authority, Escrowed to Maturity, (FGIC), 5.125%, 1/1/23	$433,944
850	Route 3 North Transportation Improvements Association, (MBIA), Prerefunded to 6/15/10, 5.625%, 6/15/21	940,856
		$1,374,800
Insured-General Obligations - 17.7%
$1,000	Boston, (MBIA), 5.00%, 2/1/19	$1,053,600
2,000	Dudley-Charlton Regional School District, (FGIC), 5.125%, 6/15/13	2,192,440
1,000	Fall River, (FSA), 5.25%, 2/1/14	1,104,980
780	Groton-Dunstable Regional School District, (FSA), 5.00%, 10/15/17	828,415
750	Haverhill, (FGIC), 5.00%, 6/15/17	783,278
1,035	Lancaster, (AMBAC), 5.375%, 4/15/15	1,137,051
750	Lawrence, (MBIA), 5.00%, 3/15/13	814,583
1,000	Massachusetts, (AMBAC), 5.00%, 7/1/12	1,080,300
1,000	Northampton, (MBIA), 5.125%, 10/15/15	1,100,260
1,095	Puerto Rico Public Improvements, (XLCA), 5.25%, 7/1/17	1,219,162
1,175	Puerto Rico Public Improvements, (XLCA), 5.50%, 7/1/15	1,327,750
1,000	Randolph, (AMBAC), 5.00%, 9/1/15	1,089,780
500	Springfield, (MBIA), 5.25%, 1/15/15	547,045
1,000	Worcester, (MBIA), 5.25%, 8/15/17	1,100,040
		$15,378,684
Insured-Hospital - 1.2%
$1,000	Massachusetts HEFA, (New England Medical Center Hospital), (FGIC), 5.375%, 5/15/15	$1,077,690
		$1,077,690
Insured-Miscellaneous - 0.9%
$750	Boston Convention Center Act 1997, (AMBAC), 5.00%, 5/1/16	$793,230
		$793,230
Insured-Solid Waste - 2.5%
$1,000	Massachusetts Development Finance Agency, (Semass System), (MBIA), 5.625%, 1/1/13	$1,106,950
1,000	Massachusetts Development Finance Agency, (Semass System), (MBIA), 5.625%, 1/1/16	1,089,560
		$2,196,510

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue - 0.5%
$400	Virgin Islands Public Financing Authority, (FSA), 5.00%, 10/1/13	$435,952
		$435,952
Insured-Transportation - 9.4%
$1,630	Massachusetts Bay Transportation Authority, (General Transportation System), (MBIA), 5.50%, 3/1/14	$1,825,812
500	Massachusetts Port Authority, (Delta Airlines), (AMBAC), (AMT), 5.50%, 1/1/15	531,400
1,225	Massachusetts Port Authority, (FSA), 5.125%, 7/1/17	1,294,115
1,500	Massachusetts State Federal Highway Grant Anticipation Notes, (FSA), 5.50%, 12/15/13	1,680,090
1,000	Puerto Rico Commonwealth Highway and Transportation Authority, (FSA), 5.50%, 7/1/11	1,113,420
500	Puerto Rico Commonwealth Highway and Transportation Authority, (FSA), 5.50%, 7/1/17	572,825
1,000	Puerto Rico Highway and Transportation Authority (CIFG), 5.50%, 7/1/15	1,130,000
		$8,147,662
Insured-Water Revenue - 1.9%
$1,500	Massachusetts Water Resource Authority, (FSA), 5.25%, 8/1/11	$1,641,375
		$1,641,375
Lease Revenue / Certificates of Participation - 1.3%
$1,130	Puerto Rico, ITEM & ECFA, (Guaynabo Municipal Government), 5.375%, 7/1/06	$1,150,623
		$1,150,623
Miscellaneous - 1.7%
$1,000	Massachusetts Development Finance Agency, (Jewish Philanthropies), 5.25%, 2/1/22	$1,073,100
350	Massachusetts Development Finance Agency, (YMCA of Greater Boston), 5.25%, 11/1/13	361,512
		$1,434,612
Nursing Home - 1.2%
$375	Massachusetts Development Finance Agency, (Odd Fellows Home of Massachusetts), 6.25%, 1/1/15	$349,796
515	Massachusetts HEFA, (Christopher House), 6.25%, 1/1/07	521,221
175	Massachusetts IFA, (Age Institute of Massachusetts), 7.60%, 11/1/05	175,072
		$1,046,089

See notes to financial statements

Eaton Vance Massachusetts Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Senior Living / Life Care - 1.2%
$600	Massachusetts Development Finance Agency, (Berkshire Retirement), 5.60%, 7/1/19	$593,736
485	Massachusetts IFA, (Forge Hill), (AMT), 6.75%, 4/1/30	457,724
		$1,051,460
Solid Waste - 1.2%
$1,000	Massachusetts IFA, (Ogden Haverhill), (AMT), 5.50%, 12/1/13	$1,019,790
		$1,019,790
Special Tax Revenue - 4.2%
$750	Massachusetts Bay Transportation Authority, Sales Tax, 5.25%, 7/1/16	$829,560
1,000	Massachusetts Bay Transportation Authority, Sales Tax, 5.25%, 7/1/16	1,106,080
1,000	Massachusetts Bay Transportation Authority, Sales Tax, 5.50%, 7/1/17	1,131,120
500	Massachusetts Special Obligations, 5.00%, 6/1/14	539,145
		$3,605,905
Transportation - 2.7%
$1,000	Massachusetts Port Authority, (AMT), 6.25%, 7/1/17	$1,079,660
2,000	Massachusetts State Federal Highway Grant Anticipation Notes, 0.00%, 6/15/15	1,276,320
		$2,355,980
Water and Sewer - 2.0%
$1,595	Massachusetts Water Pollution Abatement Trust, 0.00%, 8/1/12	$1,189,280
500	Massachusetts Water Pollution Abatement Trust, 5.25%, 2/1/12	545,615
		$1,734,895
Total Tax-Exempt Investments - 99.7% (identified cost $84,177,849)		$86,571,613
Other Assets, Less Liabilities - 0.3%		$269,262
Net Assets - 100.0%		$86,840,875

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CDC IXIS Financial Guaranty North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2005, 47.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.3% to 19.6% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance New Jersey Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 97.8%
Principal Amount (000's omitted)	Security	Value
Education - 2.7%
$750	New Jersey Educational Facilities Authority, (Stevens Institute of Technology), 5.00%, 7/1/11	$792,982
600	New Jersey Educational Facility Authority, (Higher Education Capital Improvements), 5.00%, 9/1/15	633,576
		$1,426,558
Electric Utilities - 0.8%
$420	New Jersey Economic Development Authority PCR, (PSEG Power), 5.00%, 3/1/12	$444,520
		$444,520
Escrowed / Prerefunded - 4.3%
$350	New Jersey EDA, (Kapkowski Road Landfill), Prerefunded to 5/15/14, 6.375%, 4/1/18	$417,571
2,030	New Jersey EDA, (Principal Custodial Receipts), Escrowed to Maturity, 0.00%, 12/15/12	1,491,461
300	New Jersey EDA, (The Seeing Eye, Inc.), Prerefunded to 12/1/09, 6.20%, 12/1/24	329,691
		$2,238,723
General Obligations - 5.9%
$500	Jersey City School District, 6.25%, 10/1/10	$566,515
500	New Jersey, 4.50%, 2/1/18	503,210
1,050	Puerto Rico, 0.00%, 7/1/08	943,740
1,000	Union County, (General Improvements), 5.00%, 3/1/17	1,054,800
		$3,068,265
Hospital - 5.3%
$500	New Jersey Health Care Facilities Financing Authority, (Atlantic City Medical Care Center), 6.00%, 7/1/12	$556,870
450	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), 6.125%, 1/1/20	485,267
500	New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 5.60%, 7/1/15	534,705
425	New Jersey Health Care Facilities Financing Authority, (Saint Peters University Hospital), 6.875%, 7/1/20	473,267
680	New Jersey Health Care Facilities Financing Authority, (St. Elizabeth's Hospital), 5.75%, 7/1/08	703,718
		$2,753,827

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue - 2.1%
$350	New Jersey EDA, (American Airlines), (AMT), 7.10%, 11/1/31	$248,136
450	New Jersey EDA, (Continental Airlines), (AMT), 6.25%, 9/15/19	370,346
500	New Jersey EDA, (Holt Hauling), 7.90%, 3/1/27(1)	477,965
		$1,096,447
Insured-Education - 2.8%
$900	New Jersey Educational Facilities Authority, (Ramapo College), (AMBAC), 4.60%, 7/1/14	$934,344
500	University of New Jersey Medicine and Dentistry, (AMBAC), 5.375%, 12/1/13	548,405
		$1,482,749
Insured-Electric Utilities - 5.0%
$560	Cape May County Industrial Pollution Control Financing Authority, (Atlantic City Electric Co,), (MBIA), 6.80%, 3/1/21	$717,203
730	Puerto Rico Electric Power Authority, (XLCA), 5.00%, 7/1/11	790,313
1,000	Puerto Rico Electric Power Authority, (XLCA), 5.375%, 7/1/18	1,126,550
		$2,634,066
Insured-Escrowed / Prerefunded - 4.7%
$1,000	New Jersey Economic Development Authority, (School Facility), (AMBAC), Prerefunded to 6/15/11, 5.25%, 6/15/16	$1,094,120
1,300	Washington Township Board of Education, (MBIA), Prerefunded to 2/01/07, 5.125%, 2/1/15	1,352,598
		$2,446,718
Insured-General Obligations - 18.5%
$330	Clearview Regional High School District, (FGIC), 5.375%, 8/1/15	$365,396
320	Egg Harbor Township School District, (FSA), 5.50%, 7/15/19	364,150
750	Freehold Regional High School District, (FGIC), 5.00%, 3/1/18	821,483
720	Hillsborough Township School District, (FSA), 5.375%, 10/1/18	818,863
750	Hunterdon Central Regional High School District, (FSA), 4.75%, 5/1/12	803,580
1,065	Manalapan-Englishtown Regional Board of Education, (FGIC), 5.50%, 12/1/16	1,200,521
725	Monroe Township Board of Education, (FGIC), 5.20%, 8/1/11	796,036
825	Monroe Township Board of Education, (FGIC), 5.20%, 8/1/14	908,325
845	Montville Township School District, (FGIC), 5.00%, 7/15/17	917,366
700	Montville Township, (AMBAC), 4.20%, 8/1/12	718,375

See notes to financial statements

Eaton Vance New Jersey Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$255	Ocean Township Board of Education, (FGIC), 4.50%, 8/1/12	$270,644
1,000	Puerto Rico Public Improvements, (CIFG), 5.25%, 7/1/17	1,113,390
500	Puerto Rico Public Improvements, (XLCA), 5.25%, 7/1/17	556,695
		$9,654,824
Insured-Hospital - 2.8%
$1,300	New Jersey Health Care Facilities Financing Authority, (AHS Hospital Corp.), (AMBAC), 6.00%, 7/1/12(2)	$1,482,767
		$1,482,767
Insured-Housing - 1.9%
$1,000	New Jersey Housing and Mortgage Finance Agency, (FGIC), 4.50%, 11/1/19	$985,250
		$985,250
Insured-Lease Revenue / Certificates of Participation - 3.8%
$1,000	Hudson County, (MBIA), 6.25%, 6/1/15	$1,169,770
710	Puerto Rico Public Finance Corp., (AMBAC), 5.375%, 6/1/17	804,380
		$1,974,150
Insured-Nursing Home - 0.8%
$400	Rahway Geriatrics Center Inc., (MBIA), 5.25%, 5/1/15	$438,428
		$438,428
Insured-Other Revenue - 4.2%
$500	Monmouth County Improvements Authority, (AMBAC), 5.00%, 12/1/11	$541,845
1,000	Monmouth County Improvements Authority, (AMBAC), 5.25%, 12/1/16	1,092,220
500	Trenton Parking Authority, (FGIC), 5.125%, 4/1/12	538,860
		$2,172,925
Insured-Special Tax Revenue - 2.1%
$1,000	New Jersey EDA, (Motor Vehicle Surcharges), (MBIA), 5.25%, 7/1/16	$1,092,960
		$1,092,960
Insured-Transportation - 9.4%
$1,000	Delaware River Port Authority, (AMBAC), 5.00%, 1/1/16	$1,084,340
1,000	Delaware River Port Authority, (FSA), 5.10%, 1/1/20	1,056,210
500	Delaware River Port Authority, (FSA), 5.50%, 1/1/10	547,390

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$1,000	New Jersey Transportation Trust Fund Authority, (MBIA), 5.50%, 12/15/17	$1,125,350
750	New Jersey Transportation Trust Fund Authority, (Transportation System), (AMBAC), 5.50%, 12/15/13	836,528
250	South Jersey Transportation Authority, (AMBAC), 5.00%, 11/1/18	263,645
		$4,913,463
Insured-Water and Sewer - 7.5%
$185	Atlantic Highlands Sewer Authority, (FGIC), 4.125%, 1/1/12	$190,263
1,135	Bayonne Municipal Utilities Authority, (XLCA), 5.25%, 4/1/19	1,212,486
420	Musconetcong Sewer Authority, (MBIA), 5.25%, 1/1/13	461,563
1,000	North Hudson Sewer Authority, (FGIC), 5.25%, 8/1/16	1,081,680
565	Pennsville Sewer Authority, (MBIA), 0.00%, 11/1/16	336,474
565	Pennsville Sewer Authority, (MBIA), 0.00%, 11/1/17	318,208
565	Pennsville Sewer Authority, (MBIA), 0.00%, 11/1/18	301,202
		$3,901,876
Lease Revenue / Certificates of Participation - 2.1%
$1,000	New Jersey EDA, (School Facilities Construction), 5.50%, 9/1/19	$1,122,740
		$1,122,740
Nursing Home - 1.0%
$500	New Jersey EDA, (Masonic Charity Foundation), 4.80%, 6/1/11	$523,675
		$523,675
Senior Living / Life Care - 1.1%
$300	New Jersey EDA, (Fellowship Village), 5.50%, 1/1/18	$301,902
300	New Jersey EDA, (Fellowship Village), 5.50%, 1/1/25	296,592
		$598,494
Solid Waste - 0.3%
$170	Atlantic County Utilities Authority, Solid Waste System, 7.00%, 3/1/08	$171,717
		$171,717
Special Tax Revenue - 2.1%
$1,000	New Jersey EDA, (Cigarette Tax), 5.50%, 6/15/16	$1,084,610
		$1,084,610

See notes to financial statements

Eaton Vance New Jersey Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Transportation - 4.5%
$450	Delaware River Joint Toll Bridge Commission, PA, 5.25%, 7/1/15	$484,907
1,000	New Jersey Transportation Trust Fund Authority, Variable Rate, 7.49%, 6/15/17(3)(4)	1,127,450
700	Port Authority of New York and New Jersey, (AMT), 5.50%, 7/15/12	742,203
		$2,354,560
Water and Sewer - 2.1%
$1,000	Ocean County Wastewater Utilities Authority, 5.25%, 1/1/17	$1,074,770
		$1,074,770
Total Tax-Exempt Investments - 97.8% (identified cost $49,119,652)		$51,139,082
Other Assets, Less Liabilities - 2.2%		$1,136,122
Net Assets - 100.0%		$52,275,204

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CDC IXIS Financial Guaranty North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2005, 64.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.2% to 18.4% of total investments.

(1)  Defaulted bond.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the aggregate value of the securities is $1,127,450 or 2.2% of the Fund's net assets.

(4)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at March 31, 2005.

See notes to financial statements

Eaton Vance New York Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 100.1%
Principal Amount (000's omitted)	Security	Value
Cogeneration - 0.5%
$600	Suffolk County IDA, (Nissequogue Cogeneration Partners Facility), (AMT), 5.50%, 1/1/23	$577,260
		$577,260
Education - 2.3%
$1,000	New York Dormitory Authority, (Columbia University), 5.125%, 7/1/15	$1,083,450
600	New York Dormitory Authority, (State University Educational Facilities), 5.25%, 5/15/15	651,018
105	New York Dormitory Authority, (State University Educational Facilities), 5.25%, 5/15/19	114,784
625	Troy IDA, (Rensselaer Polytechnic Institute), 5.50%, 9/1/15	690,750
		$2,540,002
Electric Utilities - 2.2%
$2,500	New York Energy Research and Development Authority Facility, (AMT), 4.70%, 6/1/36	$2,505,500
		$2,505,500
Escrowed / Prerefunded - 11.0%
$1,750	Metropolitan Transportation Authority, Prerefunded to 7/1/15, 5.50%, 7/1/17	$1,985,392
155	New York City Transitional Finance Authority, Prerefunded to 5/1/08, 5.00%, 5/1/16	165,735
2,000	New York Dormitory Authority, (Department of Health), Prerefunded to 7/1/06, 5.375%, 7/1/08	2,105,060
745	New York Environmental Facility Corp., Pollution Control, (New York City Municipal Water), Escrowed to Maturity, 5.75%, 6/15/10	832,813
1,000	New York State Urban Development Corp., (Youth Facilities), Prerefunded to 4/1/07, 5.75%, 4/1/10	1,075,200
1,000	New York Thruway Authority, Prerefunded to 4/1/06, 5.75%, 4/1/16	1,050,850
1,000	New York Urban Development Corp., (Personal Income Tax), Prerefunded to 3/15/12, 5.375%, 3/15/17	1,105,040
1,170	Triborough Bridge and Tunnel Authority, Escrowed to Maturity, 5.00%, 1/1/20	1,264,150
1,000	Triborough Bridge and Tunnel Authority, Prerefunded to 1/1/16, 5.375%, 1/1/19	1,119,580
500	Triborough Bridge and Tunnel Authority, Prerefunded to 1/1/22, 5.25%, 1/1/28	554,680
1,000	Triborough Bridge and Tunnel Authority, Prerefunded to 7/1/09, 5.25%, 1/1/17	1,087,460
		$12,345,960

Principal Amount (000's omitted)	Security	Value
General Obligations - 3.4%
$1,000	New York City, 0.00%, 8/1/08	$894,730
1,000	New York City, 0.00%, 8/1/08	894,730
2,000	New York City, 5.00%, 3/1/19	2,080,020
		$3,869,480
Health Care-Miscellaneous - 0.7%
$310	Suffolk County IDA, (Alliance of Long Island Agencies), 7.50%, 9/1/15	$337,134
400	Westchester County IDA, (Children's Village), 5.375%, 3/15/19	403,228
		$740,362
Hospital - 4.9%
$455	Chautauqua County IDA, (Womans Christian Association), 6.35%, 11/15/17	$461,329
580	Fulton County IDA, (Nathan Littauer Hospital), 5.75%, 11/1/09	576,746
225	Nassau County Industrial Development Agency, (North Shore Health System), 5.875%, 11/1/11	242,476
1,000	New York Dormitory Authority, (Child Care Facility), 5.375%, 4/1/14	1,075,330
1,200	New York Dormitory Authority, (Lenox Hill Hospital), 5.75%, 7/1/15	1,283,160
500	New York Dormitory Authority, (Lenox Hill Hospital), 5.75%, 7/1/17	529,695
500	Oneida County IDA, (St. Elizabeth Medical Center), 5.50%, 12/1/10	502,060
750	Suffolk County Industrial Development Agency, (Huntington Hospital), 6.00%, 11/1/22	793,275
		$5,464,071
Housing - 0.5%
$500	New York State Mortgage Agency, (AMT), 5.20%, 10/1/08	$514,035
		$514,035
Industrial Development Revenue - 2.1%
$1,000	Dutchess County IDA, (IBM), (AMT), Variable Rate, 5.45%, 12/1/29	$1,074,540
250	Onondaga County, IDA, (Senior Air Cargo), (AMT), 6.125%, 1/1/32	254,910
1,500	Puerto Rico Port Authority, (American Airlines), (AMT), 6.25%, 6/1/26	1,055,040
		$2,384,490

See notes to financial statements

Eaton Vance New York Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Education - 7.4%
$1,000	New York Dormitory Authority Revenue, (State University Educational Facilities), (FSA), 5.75%, 5/15/17	$1,158,930
1,000	New York Dormitory Authority, (Canisius College), (MBIA), 5.00%, 7/1/16(1)	1,062,250
1,455	New York Dormitory Authority, (Mt. Sinai School of Medicine), (MBIA), 5.25%, 7/1/13	1,587,521
1,000	New York Dormitory Authority, (New York University), (AMBAC), 5.50%, 7/1/19	1,140,000
1,000	New York Dormitory Authority, (Student Housing), (FGIC), 5.25%, 7/1/15	1,097,820
1,000	New York Dormitory Authority, (University Educational Facilities), (FGIC), 5.25%, 5/15/13	1,101,570
1,000	New York Dormitory, (City University), (AMBAC), 5.625%, 7/1/16	1,128,180
		$8,276,271
Insured-Electric Utilities - 6.7%
$500	Long Island Power Authority, Electric System Revenue, (FSA), 0.00%, 6/1/15	$325,335
500	Long Island Power Authority, Electric System Revenue, (FSA), 5.00%, 12/1/18	526,675
1,000	Long Island Power Authority, Electric System Revenue, (XLCA), 5.25%, 6/1/14	1,095,730
3,625	Puerto Rico Electric Power Authority, (MBIA), 5.50%, 7/1/16	4,129,382
1,250	Puerto Rico Electric Power Authority, (XLCA), 5.375%, 7/1/18	1,408,187
		$7,485,309
Insured-Escrowed / Prerefunded - 8.7%
$1,000	Long Island Power Authority, Electric System Revenue, (FSA), Escrowed to Maturity, 5.25%, 12/1/14	$1,104,240
2,000	Metropolitan Transportation Authority, (FGIC), Prerefunded to 10/1/15, 5.00%, 4/1/23	2,188,980
2,240	Metropolitan Transportation Authority, (FGIC), Prerefunded to 7/1/08, 5.70%, 7/1/10(2)	2,426,928
1,000	Metropolitan Transportation Authority, (FGIC), Prerefunded to 7/1/09, 5.25%, 7/1/17	1,083,910
490	New York Dormitory Authority, (Mental Health Services Facilities), Prerefunded to 8/15/07, (FSA), 5.125%, 8/15/17	519,787
1,225	New York Dormitory Authority, (Mental Health Services), Prerefunded to 8/15/11, (MBIA), 5.50%, 8/15/13	1,358,268
450	New York Thruway Authority Service Contract, (Local Highway and Bridge), (MBIA), Prerefunded to 4/1/09, 5.40%, 4/1/15	492,187
250	New York Urban Development Corp., (Correctional Facilities), (AMBAC), Prerefunded to 1/01/09, 5.25%, 1/1/15	271,153

Principal Amount (000's omitted)	Security	Value
Insured-Escrowed / Prerefunded (continued)
$250	Niagara County IDA, (Niagara University), (AMBAC), Escrowed to Maturity, 5.25%, 10/1/18	$278,618
		$9,724,071
Insured-General Obligations - 9.5%
$500	Clarence, Central School District, (FSA), 5.00%, 5/15/17	$528,005
1,000	Monroe County, (Public Improvements), (MBIA), 6.00%, 3/1/19	1,189,950
1,000	New York City, (MBIA), 5.75%, 8/1/14	1,112,630
1,500	New York City, (XLCA), 5.50%, 8/1/12	1,660,470
1,915	Puerto Rico, (FGIC), 5.50%, 7/1/17	2,193,920
1,965	Puerto Rico, (MBIA), 5.50%, 7/1/16	2,238,410
1,645	Red Hook Central School District, (FSA), 5.125%, 6/15/16	1,758,176
		$10,681,561
Insured-Health Care Miscellaneous - 0.1%
$5	New York Dormitory Authority, (Mental Health Services Facilities), (FSA), 5.125%, 8/15/17	$5,255
85	New York Dormitory Authority, (Mental Health Services), (MBIA), 5.50%, 8/15/13	93,030
		$98,285
Insured-Hospital - 2.1%
$1,600	New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), (MBIA), 5.50%, 7/1/17	$1,798,304
500	New York Dormitory Authority, (New York and Presbyterian Hospital), (AMBAC), 5.50%, 8/1/11	550,285
		$2,348,589
Insured-Lease Revenue / Certificates of Participation - 5.7%
$3,470	Metropolitan Transportation Authority, Service Contract, (FSA), 5.50%, 7/1/17	$3,942,892
1,250	Metropolitan Transportation Authority, Service Contract, (MBIA), 5.50%, 7/1/14	1,405,525
1,000	New York Dormitory Authority, (Municipal Health Facilities), (FSA), 5.50%, 1/15/13	1,092,370
		$6,440,787
Insured-Special Tax Revenue - 3.5%
$2,250	New York Local Government Assistance Corp., (MBIA), 0.00%, 4/1/13	$1,637,078
2,000	New York Urban Development Corp., (Personal Income Tax), (AMBAC), 5.50%, 3/15/19(3)	2,264,480
		$3,901,558

See notes to financial statements

Eaton Vance New York Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Transportation - 9.4%
$1,000	Metropolitan Transportation Authority, (MBIA), 5.50%, 11/15/13	$1,121,990
500	Monroe County Airport Authority, (MBIA), (AMT), Variable Rate, 9.089%, 1/1/17(4)(5)	630,165
1,500	New York Thruway Authority, (Local Highway & Bridge), (XLCA), 5.50%, 4/1/13	1,647,225
1,000	Puerto Rico Commonwealth Highway and Transportation Authority, (FSA), 5.50%, 7/1/17	1,145,650
1,585	Puerto Rico Highway and Transportation (Finance Authority), (FSA), 5.50%, 7/1/12	1,776,103
1,850	Puerto Rico Highway and Transportation (Finance Authority), (MBIA), 5.50%, 7/1/15	2,098,844
1,920	Triborough Bridge and Tunnel Authority, (MBIA), 5.50%, 11/15/18	2,190,778
		$10,610,755
Lease Revenue / Certificates of Participation - 2.8%
$2,000	New York State Energy Research and Development Authority, (Western NY Nuclear Service Center), 6.00%, 4/1/06	$2,063,380
1,000	New York Urban Development Corp., (Correctional and Youth Facilities), 5.50%, 1/1/17	1,084,590
		$3,147,970
Other Revenue - 0.7%
$750	Albany Industrial Development Agency, (Charitable Leadership), 6.00%, 7/1/19	$805,763
		$805,763
Senior Living / Life Care - 1.1%
$330	Glen Cove IDA, (Regency at Glen Cove), 9.50%, 7/1/12(6)	$328,211
400	Mt. Vernon IDA, (Wartburg Senior Housing, Inc.), 6.15%, 6/1/19	403,220
500	Suffolk County IDA, (Jeffersons Ferry), 7.20%, 11/1/19	531,430
		$1,262,861
Solid Waste - 2.6%
$750	Hempstead IDA, (American Refuel), 5.00%, 12/1/10	$777,038
2,000	Niagra County, IDA, (American Ref-Fuel Co. LLC), (AMT), Variable Rate, 5.55%, 11/15/24	2,132,120
		$2,909,158

Principal Amount (000's omitted)	Security	Value
Special Tax Revenue - 7.2%
$1,140	34th Street Partnership, Inc., 5.00%, 1/1/17	$1,201,264
1,000	New York City Transitional Finance Authority, 4.75%, 11/15/23	1,014,020
945	New York City Transitional Finance Authority, (Future Tax), 5.00%, 5/1/16	978,396
1,000	New York City Transitional Finance Authority, (Future Tax), 5.375%, 2/1/13	1,089,580
500	New York City Transitional Finance Authority, (Future Tax), 5.375%, 2/15/14	543,435
3,000	New York Local Government Assistance Corp., 5.25%, 4/1/16	3,284,910
		$8,111,605
Transportation - 1.6%
$1,685	Triborough Bridge and Tunnel Authority, 5.00%, 1/1/15	$1,781,163
		$1,781,163
Water and Sewer - 3.4%
$2,000	New York City Municipal Water Finance Authority, 5.125%, 6/15/21	$2,086,180
1,000	New York Environmental Facilities Corp., Water Finance Authority, 5.00%, 6/15/17	1,064,980
500	New York Environmental Facility Corp., Clean Water, (Municipal Water Finance), 5.25%, 6/15/14	544,735
120	New York Environmental Facility Corp., Pollution Control, (New York City Municipal Water), 5.75%, 6/15/10	133,700
		$3,829,595
Total Tax-Exempt Investments - 100.1% (identified cost $109,097,961)		$112,356,461
Other Assets, Less Liabilities - (0.1)%		$(159,459)
Net Assets - 100.0%		$112,197,002

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

See notes to financial statements

Eaton Vance New York Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2005, 53.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 5.0% to 21.5% of total investments.

(1)  When-issued security.

(2)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(3)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the aggregate value of the securities is $630,165 or 0.6% of the Fund's net assets.

(5)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at March 31, 2005.

(6)  Security is in default and making only partial interest payments.

See notes to financial statements

Eaton Vance Ohio Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 98.6%
Principal Amount (000's omitted)	Security	Value
Cogeneration - 1.0%
$195	Ohio Water Development Authority, Solid Waste Disposal, (Bay Shore Power), (AMT), 6.625%, 9/1/20	$201,061
		$201,061
Education - 5.7%
$500	Ohio Higher Educational Facilities Commission, (John Carroll University), 5.00%, 11/15/13	$537,005
500	Ohio State University General Receipts, 5.25%, 12/1/17	540,750
		$1,077,755
Escrowed / Prerefunded - 3.1%
$250	Cuyahoga County, (Rock and Roll Hall of Fame), Escrowed to Maturity, 5.85%, 12/1/08	$273,325
300	Kings County Local School District, Prerefunded to 12/1/05, 7.60%, 12/1/10	309,870
		$583,195
General Obligations - 7.5%
$100	Cuyahoga County, Sewer Improvement District, 5.45%, 12/1/15	$109,214
500	Hamilton School District, 6.15%, 12/1/15	589,090
500	Ohio, 0.00%, 8/1/05	496,010
250	Ohio, 0.00%, 8/1/08	224,065
		$1,418,379
Hospital - 8.6%
$500	Cuyahoga County, (Cleveland Clinic Health System), 6.00%, 1/1/17	$558,660
500	Erie County Hospital Facility, (Firelands Regional Medical Center), 5.50%, 8/15/12	535,515
250	Parma, Hospital Improvement, (Parma Community General Hospital Association), 5.25%, 11/1/13	259,795
250	Richland County Hospital Facilities, (Medcentral Health Systems), 6.375%, 11/15/22	269,130
		$1,623,100
Housing - 1.9%
$350	Ohio Housing Finance Agency Mortgage, (AMT), 4.55%, 9/1/11	$359,751
		$359,751

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue - 5.5%
$500	Dayton, Special Facilities Revenue, (Emery Air Freight), 5.625%, 2/1/18	$534,580
500	Toledo Lucas County Port Authority, (Cargill, Inc.), 4.50%, 12/1/15	506,190
		$1,040,770
Insured-Escrowed / Prerefunded - 2.8%
$500	Southwest Licking School Facilities Improvement, (FGIC), Prerefunded to 12/1/05, 7.10%, 12/1/16(1)	$525,350
		$525,350
Insured-General Obligations - 22.8%
$200	Amherst School District, (FGIC), 5.00%, 12/1/11	$216,616
250	Athens City School District, (FSA), 5.45%, 12/1/10	275,957
265	Clinton Massie Local School District, (AMBAC), 0.00%, 12/1/11	204,479
265	Clinton Massie Local School District, (MBIA), 0.00%, 12/1/09	224,476
225	Finneytown Local School District, (FGIC), 6.15%, 12/1/11	259,344
1,000	Hilliard School District, (FGIC), 0.00%, 12/1/14	665,520
175	Sciota Valley and Ross County School District, (FGIC), 0.00%, 12/1/11	135,033
600	Springfield City School District, Clark County, (FGIC), 5.00%, 12/1/17	638,796
500	Strongsville City School District, (MBIA), 5.375%, 12/1/12	554,485
585	Summit County, (FGIC), 4.75%, 12/1/21	604,305
460	Wyoming, School District, (FGIC), 5.75%, 12/1/17	534,626
		$4,313,637
Insured-Hospital - 2.9%
$500	Cuyahoga County, (Metrohealth System), (MBIA), 5.50%, 2/15/12	$553,925
		$553,925
Insured-Industrial Development Revenue - 3.0%
$500	Akron Economic Development, (MBIA), 6.00%, 12/1/12	$567,765
		$567,765
Insured-Lease Revenue / Certificates of Participation - 2.9%
$500	Ohio Building Authority, (FSA), 5.50%, 10/1/11	$553,705
		$553,705

See notes to financial statements

Eaton Vance Ohio Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue - 4.2%
$750	Cleveland-Cuyahoga Port Authority, (AMBAC), 5.00%, 8/1/21	$789,225
		$789,225
Insured-Transportation - 6.2%
$300	Cleveland Airport System, (FSA), 5.25%, 1/1/14	$322,113
750	Ohio Turnpike Commission, (FGIC), 5.50%, 2/15/18	849,750
		$1,171,863
Insured-Water and Sewer - 7.2%
$475	Cleveland Waterworks, (FSA), 5.375%, 1/1/16	$514,586
750	Ohio Water Development Authority, (FSA), 5.50%, 12/1/17	854,888
		$1,369,474
Lease Revenue / Certificates of Participation - 5.5%
$750	Ohio Parks and Recreational Capital Facilities, 5.50%, 6/1/14	$830,580
200	Union County, (Pleasant Valley Joint Fire District), 6.125%, 12/1/19	211,794
		$1,042,374
Pooled Loans - 4.6%
$250	Cuyahoga County Port Authority, (Garfield Heights), 5.25%, 5/15/23	$245,683
250	Ohio Economic Development, (Ohio Enterprise Bond Fund), (AMT), 5.25%, 12/1/15	256,598
200	Toledo Lucas County Port Authority, (Northwest Ohio Bond Fund), (Alex Products), (AMT), 6.125%, 11/15/09	216,246
150	Toledo Lucas County Port Authority, (Northwest Ohio Bond Fund), (Superior), 5.10%, 5/15/12	151,491
		$870,018
Special Tax Revenue - 0.3%
$50	Columbus Special Assessment, 6.05%, 9/15/05	$50,720
		$50,720

Principal Amount (000's omitted)	Security	Value
Water and Sewer - 2.9%
$500	Ohio Water Development Authority, (Drinking Water), 5.50%, 12/1/14	$555,730
		$555,730
Total Tax-Exempt Investments - 98.6% (identified cost $17,747,612)		$18,667,797
Other Assets, Less Liabilities - 1.4%		$273,911
Net Assets - 100.0%		$18,941,708

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2005, 52.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 5.3% to 23.7% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Pennsylvania Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 98.9%
Principal Amount (000's omitted)	Security	Value
Cogeneration - 1.6%
$295	Carbon County IDA, (Panther Creek Partners), (AMT), 6.65%, 5/1/10	$318,559
600	Pennsylvania EDA, (Resource Recovery-Colver), (AMT), 7.05%, 12/1/10	614,016
		$932,575
Electric Utilities - 0.7%
$400	York County IDA, Pollution Control, (Public Service Enterprise Group, Inc.), 5.50%, 9/1/20	$418,816
		$418,816
Escrowed / Prerefunded - 2.4%
$110	Delaware County IDA, (Glen Riddle), (AMT), Escrowed to Maturity, 8.125%, 9/1/05	$111,250
1,200	Lehigh County, General Purpose Authority, (Muhlenberg Hospital), Escrowed to Maturity, 5.75%, 7/15/10	1,282,440
		$1,393,690
Health Care-Miscellaneous - 0.4%
$250	Allegheny County IDA, (Residential Resources, Inc.), 6.50%, 9/1/21	$263,347
		$263,347
Hospital - 4.4%
$500	Allegheny County Hospital Development Authority, (West Pennsylvania Health System), 8.65%, 11/15/05	$508,560
230	Hazleton Health Services Authority, (Hazleton General Hospital), 5.50%, 7/1/07	224,671
280	Hazleton Health Services Authority, (St. Joseph's Hospital), 5.85%, 7/1/06	277,421
200	Lebanon County Health Facility Authority, (Good Samaritan Hospital), 5.50%, 11/15/18	206,442
500	Pennsylvania Higher Educational Facilities Authority, (UPMC Health System), 6.25%, 1/15/18	559,775
800	Washington County Hospital Authority, (Monongahela Vineyard Hospital), 5.00%, 6/1/12	835,680
		$2,612,549
Industrial Development Revenue - 3.4%
$700	Erie IDA, (International Paper), (AMT), 5.85%, 12/1/20	$724,437
750	Puerto Rico Port Authority, (American Airlines), (AMT), 6.30%, 6/1/23	527,857

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue (continued)
$750	Schuylkill County IDA, (Pine Grove Landfill, Inc.), (AMT), 5.10%, 10/1/19	$772,605
		$2,024,899
Insured-Bond Bank - 0.5%
$250	Puerto Rico Municipal Finance Agency, (FSA), 5.25%, 8/1/21	$270,337
		$270,337
Insured-Education - 5.0%
$1,500	Allegheny County, Higher Education Building Authority, (Duquesne University), (AMBAC), 5.00%, 3/1/16(1)	$1,554,255
1,100	Lycoming County Authority College, (Pennsylvania College of Technology), (AMBAC), 5.125%, 5/1/22	1,159,818
250	University of Pittsburgh, (FGIC), 5.125%, 6/1/22	262,945
		$2,977,018
Insured-Electric Utilities - 7.8%
$1,500	Cambria County IDA, (Pennsylvania Electric), (MBIA), 5.35%, 11/1/10	$1,641,015
1,250	Puerto Rico Electric Power Authority, (MBIA), 5.50%, 7/1/16	1,423,925
1,370	Puerto Rico Electric Power Authority, (XLCA), 5.375%, 7/1/18	1,543,374
		$4,608,314
Insured-Escrowed / Prerefunded - 8.7%
$250	Allegheny County, (FGIC), Prerefunded to 5/1/11, 5.25%, 11/1/21	$273,190
580	Allegheny County, (FGIC), Prerefunded to 5/1/11, 5.40%, 11/1/19	638,528
1,000	Philadelphia School District, (FSA), Prerefunded to 2/1/12, 5.50%, 2/1/17	1,111,450
500	Philadelphia School District, (FSA), Prerefunded to 2/1/12, 5.50%, 2/1/19	555,725
5,000	Westmoreland County, Municipal Authority, Water Utility, (FGIC), Escrowed to Maturity, 0.00%, 8/15/19	2,560,900
		$5,139,793
Insured-General Obligations - 33.8%
$785	Allegheny County, (FGIC), 5.40%, 11/1/19	$851,513
1,540	Centre County, (MBIA), 5.25%, 7/1/18	1,664,478
1,020	Cornwall Lebanon School District, (FSA), 0.00%, 3/15/16	616,437
1,000	Council Rock School District, (MBIA), 5.00%, 11/15/19	1,049,090
1,250	Cranberry Township, (FGIC), 5.00%, 12/1/20	1,308,213
2,000	Ephrata Area School District, (FGIC), 5.25%, 4/15/19	2,146,960

See notes to financial statements

Eaton Vance Pennsylvania Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$1,635	Harrisburg, (AMBAC), 0.00%, 9/15/12	$1,202,117
1,355	McKeesport, (FGIC), 0.00%, 10/1/11	1,058,878
1,000	Palmyra Area School District, (FGIC), 5.00%, 5/1/17	1,054,500
2,000	Pennsylvania, (MBIA), 5.375%, 7/1/19	2,251,080
2,000	Pittsburgh, (AMBAC), 5.125%, 9/1/18	2,094,080
1,000	Pittsburgh, (AMBAC), 5.25%, 9/1/22	1,047,750
500	Puerto Rico Public Improvements, (XLCA), 5.25%, 7/1/17	556,695
1,000	Reading School District, (FGIC), 0.00%, 1/15/12	758,010
1,000	Spring-Ford Area School District, (FSA), 5.00%, 9/1/19	1,079,840
1,250	Sto-Rox School District, (FGIC), 5.125%, 12/15/22	1,306,188
		$20,045,829
Insured-Hospital - 4.5%
$1,000	Allegheny County Hospital Development Authority, (South Hills Health), (MBIA), 5.50%, 5/1/08	$1,043,480
1,000	Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania Health System), (AMBAC), 5.00%, 8/15/15	1,075,200
500	Washington County Hospital Authority, (Washington Hospital), (AMBAC), 5.375%, 7/1/14	550,250
		$2,668,930
Insured-Lease Revenue / Certificates of Participation - 3.4%
$500	Pennsylvania Public School Building Authority, (Garnet Valley School District), (AMBAC), 5.50%, 2/1/20	$542,435
1,355	Philadelphia IDA, Stadium Lease, (FSA), 5.50%, 10/1/21	1,478,928
		$2,021,363
Insured-Special Tax Revenue - 1.0%
$210	Pennsylvania Turnpike Commission, Oil Franchise Tax, (AMBAC), 5.25%, 12/1/18	$224,870
350	Pittsburgh and Allegheny County, Public Auditorium Authority, (AMBAC), 5.00%, 2/1/24	360,689
		$585,559
Insured-Transportation - 12.2%
$1,000	Allegheny County Airport, (MBIA), (AMT), 5.75%, 1/1/10	$1,073,840
590	Allegheny County Airport, (MBIA), (AMT), 5.75%, 1/1/12	642,321
1,000	Pennsylvania Turnpike Commission, Registration Fee Revenue, (AMBAC), 5.125%, 7/15/22	1,054,610
1,000	Philadelphia Airport, (FGIC), (AMT), 5.375%, 7/1/14	1,055,100
1,500	Puerto Rico Highway and Transportation Authority, (MBIA), 5.50%, 7/1/15	1,701,765

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$1,000	Puerto Rico Highway and Transportation Authority, (MBIA), 5.50%, 7/1/18	$1,148,040
500	Southeastern Pennsylvania Transportation Authority, (FGIC), 5.25%, 3/1/16	534,885
		$7,210,561
Insured-Utility - 1.8%
$1,000	Philadelphia Gas Works Revenue, (FSA), 5.25%, 8/1/17	$1,073,490
		$1,073,490
Insured-Water and Sewer - 2.7%
$1,500	Allegheny County, Sanitation Authority, (MBIA), 5.00%, 12/1/19	$1,578,195
		$1,578,195
Senior Living / Life Care - 2.6%
$500	Bucks County IDA, (Pennswood), 5.80%, 10/1/20	$521,305
170	Chester County IDA, (Kimberton), (AMT), 8.00%, 9/1/05	170,383
390	Cliff House Trust, (AMT), 6.625%, 6/1/27	296,642
335	Crawford County Hospital Authority, (Wesbury United Methodist Community), 6.00%, 8/15/11	349,978
185	Lancaster County Hospital Authority, (Willow Valley Retirement), 5.55%, 6/1/15	194,731
		$1,533,039
Transportation - 2.0%
$600	Delaware River Joint Toll Bridge Commission, 5.25%, 7/1/15	$646,542
540	Erie Municipal Airport Authority, (AMT), 5.50%, 7/1/09	556,740
		$1,203,282
Total Tax-Exempt Investments - 98.9% (identified cost $56,486,234)		$58,561,586
Other Assets, Less Liabilities - 1.1%		$675,906
Net Assets - 100.0%		$59,237,492

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

See notes to financial statements

Eaton Vance Pennsylvania Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2005, 82.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.6% to 26.0% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of March 31, 2005

	California Limited Fund	Florida Limited Fund	Massachusetts Limited Fund	New Jersey Limited Fund
Assets
Investments -
Identified cost	$34,246,898	$68,205,577	$84,177,849	$49,119,652
Unrealized appreciation	1,082,292	1,887,965	2,393,764	2,019,430
Investments, at value	$35,329,190	$70,093,542	$86,571,613	$51,139,082
Cash	$-	$407,344	$224,981	$658,048
Receivable for investments sold	565,441	715,854	2,261,765	-
Receivable for Fund shares sold	51	11,822	11,200	23,132
Interest receivable	410,581	1,076,069	1,079,104	699,918
Prepaid expenses	-	4,661	4,664	-
Total assets	$36,305,263	$72,309,292	$90,153,327	$52,520,180
Liabilities
Payable for investments purchased	$578,049	$1,346,855	$2,312,197	$-
Payable for Fund shares redeemed	20,927	169,005	736,023	41,665
Payable for daily variation margin on open financial futures contracts	57,062	90,407	84,391	79,578
Demand note payable	100,000	-	-	-
Dividends payable	54,897	106,491	123,809	78,482
Due to bank	55,759	-	-	-
Payable to affiliate for Trustees' fees	-	-	32	-
Payable to affiliate for service fees	-	3,021	4,890	-
Accrued expenses	37,434	45,803	51,110	45,251
Total liabilities	$904,128	$1,761,582	$3,312,452	$244,976
Net Assets	$35,401,135	$70,547,710	$86,840,875	$52,275,204
Sources of Net Assets
Paid-in capital	$34,904,806	$70,261,175	$87,038,096	$51,849,444
Accumulated net realized loss (computed on the basis of identified cost)	(726,090)	(1,820,253)	(2,687,762)	(1,787,882)
Distributions in excess of net investment income	(2,176)	(7,537)	(3,623)	(5,717)
Net unrealized appreciation (computed on the basis of identified cost)	1,224,595	2,114,325	2,494,164	2,219,359
Total	$35,401,135	$70,547,710	$86,840,875	$52,275,204
Class A Shares
Net Assets	$31,554,547	$44,719,852	$48,901,293	$43,424,479
Shares Outstanding	3,065,815	4,373,050	4,805,500	4,299,620
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.29	$10.23	$10.18	$10.10
Maximum Offering Price Per Share (100 ÷ 97.75 of net assets value per share)	$10.53	$10.47	$10.41	$10.33
Class B Shares
Net Assets	$3,836,635	$8,361,226	$10,350,152	$8,850,725
Shares Outstanding	373,967	817,633	1,018,161	876,631
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.26	$10.23	$10.17	$10.10
Class C Shares
Net Assets	$9,953	$17,466,632	$27,589,430	$-
Shares Outstanding	1,000	1,809,408	2,831,628	-
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.95	$9.65	$9.74	$-

On sales of $100,000 or more, the offering price of Class A shares is reduced.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of March 31, 2005

	New York Limited Fund	Ohio Limited Fund	Pennsylvania Limited Fund
Assets
Investments -
Identified cost	$109,097,961	$17,747,612	$56,486,234
Unrealized appreciation	3,258,500	920,185	2,075,352
Investments, at value	$112,356,461	$18,667,797	$58,561,586
Cash	$-	$138,233	$436,930
Receivable for investments sold	-	-	35,006
Receivable for Fund shares sold	239,512	-	18,400
Interest receivable	1,581,497	243,240	742,153
Prepaid expenses	3,466	-	-
Total assets	$114,180,936	$19,049,270	$59,794,075
Liabilities
Payable for Fund shares redeemed	$184,039	$21,812	$330,992
Payable for daily variation margin on open financial futures contracts	135,094	21,141	81,813
Demand note payable	300,000	-	-
Dividends payable	163,889	28,891	92,178
Payable for when-issued securities	1,062,250	-	-
Due to bank	75,512	-	-
Payable to affiliate for Trustees' fees	38	-	23
Payable to affiliate for service fees	6,367	-	2,908
Accrued expenses	56,745	35,718	48,669
Total liabilities	$1,983,934	$107,562	$556,583
Net Assets	$112,197,002	$18,941,708	$59,237,492
Sources of Net Assets
Paid-in capital	$111,354,324	$18,877,770	$58,956,544
Accumulated net realized loss (computed on the basis of identified cost)	(2,530,217)	(920,256)	(1,989,683)
Accumulated undistributed (distributions in excess of) net investment income	(69,905)	34,292	(11,946)
Net unrealized appreciation (computed on the basis of identified cost)	3,442,800	949,902	2,282,577
Total	$112,197,002	$18,941,708	$59,237,492
Class A Shares
Net Assets	$62,842,601	$16,782,758	$33,610,708
Shares Outstanding	5,960,652	1,722,645	3,268,414
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.54	$9.74	$10.28
Maximum Offering Price Per Share (100 ÷ 97.75 of net assets value per share)	$10.78	$9.96	$10.52
Class B Shares
Net Assets	$12,517,879	$2,158,950	$8,957,034
Shares Outstanding	1,188,355	221,942	870,982
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.53	$9.73	$10.28
Class C Shares
Net Assets	$36,836,522	$-	$16,669,750
Shares Outstanding	3,676,070	-	1,709,937
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.02	$-	$9.75

On sales of $100,000 or more, the offering price of Class A shares is reduced.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended March 31, 2005

	California Limited Fund	Florida Limited Fund	Massachusetts Limited Fund	New Jersey Limited Fund
Investment Income
Interest	$757,678	$1,561,745	$1,820,131	$1,127,489
Interest allocated from Portfolio	834,418	1,685,879	1,962,453	1,247,150
Expenses allocated from Portfolio	(111,089)	(204,305)	(246,221)	(161,822)
Total investment income	$1,481,007	$3,043,319	$3,536,363	$2,212,817
Expenses
Investment adviser fee	$74,011	$151,841	$181,877	$110,622
Trustees fees and expenses	663	3,393	3,421	3,461
Distribution and service fees
Class A	45,474	66,938	70,853	66,058
Class B	44,740	79,300	96,768	83,786
Class C	-	160,859	252,647	-
Legal and accounting services	22,793	24,626	28,026	28,018
Printing and postage	5,498	13,574	16,519	12,806
Custodian fee	22,247	35,308	41,087	29,003
Transfer and dividend disbursing agent	13,192	30,057	38,575	28,997
Registration fees	4,308	6,387	10,233	1,999
Miscellaneous	9,395	11,193	11,406	8,824
Total expenses	$242,321	$583,476	$751,412	$373,574
Deduct -
Reduction of custodian fee	$3,736	$7,329	$9,185	$4,501
Reduction of investment adviser fee	-	-	200	-
Total expense reductions	$3,736	$7,329	$9,385	$4,501
Net expenses	$238,585	$576,147	$742,027	$369,073
Net investment income	$1,242,422	$2,467,172	$2,794,336	$1,843,744
Realized and Unrealized Gain (Loss)
Net realized gain (loss) -
Investment transactions (identified cost basis)	$69,747	$428,639	$87,855	$133,923
Investment transactions from Portfolio (identified cost basis)	75,431	(113,865)	(226,990)	(59,107)
Financial futures contracts	(335,638)	(392,722)	(459,223)	(311,414)
Financial futures contracts from Portfolio	(292,872)	(450,525)	(238,578)	(157,648)
Net realized loss	$(483,332)	$(528,473)	$(836,936)	$(394,246)
Change in unrealized appreciation (depreciation) -
Investments (identified cost basis)	$(678,859)	$(1,674,055)	$(1,904,618)	$(1,157,968)
Investments from Portfolio (identified cost basis)	(99,083)	(298,737)	(164,101)	(297,558)
Financial futures contracts	256,106	414,992	323,943	372,679
Financial futures contracts from Portfolio	45,441	91,941	13,603	17,419
Net change in unrealized appreciation (depreciation)	$(476,395)	$(1,465,859)	$(1,731,173)	$(1,065,428)
Net realized and unrealized loss	$(959,727)	$(1,994,332)	$(2,568,109)	$(1,459,674)
Net increase in net assets from operations	$282,695	$472,840	$226,227	$384,070

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended March 31, 2005

	New York Limited Fund	Ohio Limited Fund	Pennsylvania Limited Fund
Investment Income
Interest	$2,489,934	$431,658	$1,359,757
Interest allocated from Portfolio	2,811,340	523,249	1,545,743
Expenses allocated from Portfolio	(336,078)	(76,210)	(187,664)
Total investment income	$4,965,196	$878,697	$2,717,836
Expenses
Investment adviser fee	$242,688	$40,833	$128,376
Trustees fees and expenses	4,948	105	3,565
Distribution and service fees
Class A	97,041	26,854	50,872
Class B	123,358	21,040	86,641
Class C	356,693	-	160,805
Legal and accounting services	28,158	22,685	23,716
Printing and postage	22,406	4,252	15,607
Custodian fee	52,417	17,486	33,319
Transfer and dividend disbursing agent	64,702	10,532	41,298
Registration fees	6,509	2,058	1,734
Miscellaneous	13,329	6,614	10,013
Total expenses	$1,012,249	$152,459	$555,946
Deduct -
Reduction of custodian fee	$4,262	$1,558	$3,868
Total expense reductions	$4,262	$1,558	$3,868
Net expenses	$1,007,987	$150,901	$552,078
Net investment income	$3,957,209	$727,796	$2,165,758
Realized and Unrealized Gain (Loss)
Net realized gain (loss) -
Investment transactions (identified cost basis)	$450,538	$23,078	$211,462
Investment transactions from Portfolio (identified cost basis)	(154,670)	(53,609)	(44,776)
Financial futures contracts	(686,447)	(107,804)	(486,345)
Financial futures contracts from Portfolio	(212,953)	(51,853)	(340,619)
Net realized loss	$(603,532)	$(190,188)	$(660,278)
Change in unrealized appreciation (depreciation) -
Investments (identified cost basis)	$(2,612,543)	$(386,303)	$(1,118,802)
Investments from Portfolio (identified cost basis)	(951,922)	(170,281)	(374,452)
Financial futures contracts	518,851	83,433	361,560
Financial futures contracts from Portfolio	75,557	11,423	83,268
Net change in unrealized appreciation (depreciation)	$(2,970,057)	$(461,728)	$(1,048,426)
Net realized and unrealized loss	$(3,573,589)	$(651,916)	$(1,708,704)
Net increase in net assets from operations	$383,620	$75,880	$457,054

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended March 31, 2005

Increase (Decrease) in Net Assets	California Limited Fund	Florida Limited Fund	Massachusetts Limited Fund	New Jersey Limited Fund
From operations -
Net investment income	$1,242,422	$2,467,172	$2,794,336	$1,843,744
Net realized loss from investment transactions and financial futures contracts	(483,332)	(528,473)	(836,936)	(394,246)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(476,395)	(1,465,859)	(1,731,173)	(1,065,428)
Net increase in net assets from operations	$282,695	$472,840	$226,227	$384,070
Distributions to shareholders -
From net investment income
Class A	$(1,081,026)	$(1,636,159)	$(1,655,950)	$(1,549,369)
Class B	(140,147)	(254,856)	(293,970)	(255,018)
Class C	-	(520,724)	(772,079)	-
Total distributions to shareholders	$(1,221,173)	$(2,411,739)	$(2,721,999)	$(1,804,387)
Transactions in shares of beneficial interest -
Proceeds from sale of shares
Class A	$9,116,022	$15,587,696	$7,737,121	$6,192,248
Class B	869,482	1,887,828	2,297,970	1,122,724
Class C	10,000	3,484,991	6,660,947	-
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	618,161	660,063	977,103	1,111,428
Class B	59,463	119,985	178,831	134,604
Class C	-	146,077	461,305	-
Cost of shares redeemed
Class A	(8,205,022)	(15,962,888)	(6,810,780)	(9,551,199)
Class B	(1,930,131)	(1,790,219)	(1,826,854)	(1,717,448)
Class C	-	(4,904,569)	(6,918,264)	-
Net asset value of shares exchanged
Class A	879,247	568,137	822,155	654,539
Class B	(879,247)	(568,137)	(822,155)	(654,539)
Net increase (decrease) in net assets from Fund share transactions	$537,975	$(771,036)	$2,757,379	$(2,707,643)
Net increase (decrease) in net assets	$(400,503)	$(2,709,935)	$261,607	$(4,127,960)
Net Assets
At beginning of year	$35,801,638	$73,257,645	$86,579,268	$56,403,164
At end of year	$35,401,135	$70,547,710	$86,840,875	$52,275,204
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(2,176)	$(7,537)	$(3,623)	$(5,717)

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended March 31, 2005

Increase (Decrease) in Net Assets	New York Limited Fund	Ohio Limited Fund	Pennsylvania Limited Fund
From operations -
Net investment income	$3,957,209	$727,796	$2,165,758
Net realized loss from investment transactions and financial futures contracts	(603,532)	(190,188)	(660,278)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(2,970,057)	(461,728)	(1,048,426)
Net increase in net assets from operations	$383,620	$75,880	$457,054
Distributions to shareholders -
From net investment income
Class A	$(2,350,829)	$(635,174)	$(1,302,522)
Class B	(393,409)	(65,256)	(295,280)
Class C	(1,130,081)	-	(543,127)
Total distributions to shareholders	$(3,874,319)	$(700,430)	$(2,140,929)
Transactions in shares of beneficial interest -
Proceeds from sale of shares
Class A	$12,395,821	$2,551,261	$2,893,354
Class B	1,254,824	155,720	1,357,119
Class C	6,265,088	-	2,982,295
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,598,070	376,732	681,829
Class B	226,310	29,705	159,192
Class C	611,393	-	239,536
Cost of shares redeemed
Class A	(18,456,676)	(6,049,639)	(5,179,173)
Class B	(2,439,848)	(524,644)	(1,635,297)
Class C	(11,493,978)	-	(7,422,457)
Net asset value of shares exchanged
Class A	1,505,549	56,850	943,724
Class B	(1,505,549)	(56,850)	(943,724)
Net decrease in net assets from Fund share transactions	$(10,038,996)	$(3,460,865)	$(5,923,602)
Net decrease in net assets	$(13,529,695)	$(4,085,415)	$(7,607,477)
Net Assets
At beginning of year	$125,726,697	$23,027,123	$66,844,969
At end of year	$112,197,002	$18,941,708	$59,237,492
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(69,905)	$34,292	$(11,946)

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended March 31, 2004

Increase (Decrease) in Net Assets	California Limited Fund	Florida Limited Fund	Massachusetts Limited Fund	New Jersey Limited Fund
From operations -
Net investment income	$1,285,258	$2,427,615	$2,720,734	$1,878,863
Net realized loss from investment transactions and financial futures contracts	(4,357)	(321,558)	(878,673)	(649,859)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	10,472	441,435	869,417	865,249
Net increase in net assets from operations	$1,291,373	$2,547,492	$2,711,478	$2,094,253
Distributions to shareholders -
From net investment income
Class A	$(1,094,862)	$(1,643,837)	$(1,738,510)	$(1,563,437)
Class B	(174,749)	(270,500)	(300,779)	(273,175)
Class C	-	(502,265)	(708,534)	-
Total distributions to shareholders	$(1,269,611)	$(2,416,602)	$(2,747,823)	$(1,836,612)
Transactions in shares of beneficial interest -
Proceeds from sale of shares
Class A	$15,013,282	$10,829,071	$5,996,267	$10,253,686
Class B	2,399,276	3,483,342	3,701,052	4,479,575
Class C	-	9,303,360	17,990,710	-
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	638,807	737,800	1,048,256	1,078,438
Class B	79,996	121,742	179,698	134,610
Class C	-	156,821	417,686	-
Cost of shares redeemed
Class A	(12,976,187)	(14,242,089)	(7,865,183)	(5,221,656)
Class B	(1,232,161)	(2,307,008)	(1,198,091)	(2,250,297)
Class C	-	(3,089,559)	(5,333,049)	-
Net asset value of shares exchanged
Class A	515,783	576,141	995,244	300,138
Class B	(515,783)	(576,141)	(995,244)	(300,138)
Net increase in net assets from Fund share transactions	$3,923,013	$4,993,480	$14,937,346	$8,474,356
Net increase in net assets	$3,944,775	$5,124,370	$14,901,001	$8,731,997
Net Assets
At beginning of year	$31,856,863	$68,133,275	$71,678,267	$47,671,167
At end of year	$35,801,638	$73,257,645	$86,579,268	$56,403,164
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(19,259)	$(47,808)	$(77,813)	$(32,816)

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended March 31, 2004

Increase (Decrease) in Net Assets	New York Limited Fund	Ohio Limited Fund	Pennsylvania Limited Fund
From operations -
Net investment income	$4,052,530	$782,566	$2,271,786
Net realized loss from investment transactions and financial futures contracts	(1,492,053)	(224,978)	(512,262)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	2,198,307	201,895	967,020
Net increase in net assets from operations	$4,758,784	$759,483	$2,726,544
Distributions to shareholders -
From net investment income
Class A	$(2,404,798)	$(710,894)	$(1,345,880)
Class B	(467,325)	(80,164)	(323,797)
Class C	(1,181,481)	-	(613,687)
Total distributions to shareholders	$(4,053,604)	$(791,058)	$(2,283,364)
Transactions in shares of beneficial interest -
Proceeds from sale of shares
Class A	$16,212,619	$7,391,187	$7,672,159
Class B	6,099,479	1,268,604	3,533,243
Class C	23,260,586	-	9,164,795
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,488,493	378,830	729,777
Class B	264,509	26,291	186,727
Class C	610,334	-	302,808
Cost of shares redeemed
Class A	(12,560,495)	(6,141,960)	(7,588,238)
Class B	(3,832,889)	(944,712)	(2,312,301)
Class C	(9,250,842)	-	(3,368,028)
Net asset value of shares exchanged
Class A	1,459,948	494,683	511,168
Class B	(1,459,948)	(494,683)	(511,168)
Net increase in net assets from Fund share transactions	$22,291,794	$1,978,240	$8,320,942
Net increase in net assets	$22,996,974	$1,946,665	$8,764,122
Net Assets
At beginning of year	$102,729,723	$21,080,458	$58,080,847
At end of year	$125,726,697	$23,027,123	$66,844,969
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(136,187)	$6,819	$(31,636)

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	California Limited Fund - Class A
	Year Ended March 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.560	$10.540	$10.100	$10.260	$9.700
Income (loss) from operations
Net investment income	$0.377	$0.394	$0.414	$0.430	$0.440
Net realized and unrealized gain (loss)	(0.274)	0.016	0.436	(0.160)	0.559
Total income from operations	$0.103	$0.410	$0.850	$0.270	$0.999
Less distributions
From net investment income	$(0.373)	$(0.390)	$(0.410)	$(0.430)	$(0.439)
Total distributions	$(0.373)	$(0.390)	$(0.410)	$(0.430)	$(0.439)
Net asset value - End of year	$10.290	$10.560	$10.540	$10.100	$10.260
Total Return(3)	0.99%	3.92%	8.56%	2.65%	10.54%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$31,555	$29,957	$26,750	$20,747	$19,578
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.90%	0.88%	0.96%	1.02%	1.03%
Expenses after custodian fee reduction(4)	0.89%	0.88%	0.94%	1.00%	1.00%
Net investment income	3.62%	3.73%	3.97%	4.19%	4.42%
Portfolio Turnover of the Portfolio(5)	13%	27%	7%	9%	8%
Portfolio Turnover of the Fund	13%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002 and increase the ratio of net investment income to average net assets from 4.17% to 4.19%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	California Limited Fund - Class B
	Year Ended March 31,
	2005	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.520	$10.500	$10.070	$10.260	$9.700
Income (loss) from operations
Net investment income	$0.301	$0.313	$0.333	$0.353	$0.365
Net realized and unrealized gain (loss)	(0.268)	0.017	0.432	(0.185)	0.564
Total income from operations	$0.033	$0.330	$0.765	$0.168	$0.929
Less distributions
From net investment income	$(0.293)	$(0.310)	$(0.335)	$(0.358)	$(0.369)
Total distributions	$(0.293)	$(0.310)	$(0.335)	$(0.358)	$(0.369)
Net asset value - End of year	$10.260	$10.520	$10.500	$10.070	$10.260
Total Return(3)	0.31%	3.16%	7.71%	1.64%	9.77%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$3,837	$5,844	$5,107	$1,723	$1,890
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.65%	1.63%	1.71%	1.77%	1.78%
Expenses after custodian fee reduction(4)	1.64%	1.63%	1.69%	1.75%	1.75%
Net investment income	2.90%	2.97%	3.19%	3.44%	3.68%
Portfolio Turnover of the Portfolio(5)	13%	27%	7%	9%	8%
Portfolio Turnover of the Fund	13%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002 and increase the ratio of net investment income to average net assets from 3.42% to 3.44%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	California Limited Fund - Class C
	Period Ended March 31, 2005(1)(2)
Net asset value - Beginning of period	$10.000
Income (loss) from operations
Net investment income	$0.002
Net realized and unrealized loss	(0.052)
Total loss from operations	$(0.050)
Net asset value - End of period	$9.950
Total Return(3)	(0.01)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$10
Ratios (As a percentage of average daily net assets):
Expenses	0.00	%(4)(5)
Net investment income	0.00	%(4)(5)
Portfolio Turnover of the Fund	13%

(1)  For the period from the commencement of offering of Class C shares, March 23, 2005 to March 31, 2005.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Annualized.

(5)  Represents less than 0.01%.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Florida Limited Fund - Class A
	Year Ended March 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.500	$10.480	$10.050	$10.130	$9.670
Income (loss) from operations
Net investment income	$0.387	$0.396	$0.420	$0.449	$0.449
Net realized and unrealized gain (loss)	(0.277)	0.018	0.425	(0.077)	0.455
Total income from operations	$0.110	$0.414	$0.845	$0.372	$0.904
Less distributions
From net investment income	$(0.380)	$(0.394)	$(0.415)	$(0.452)	$(0.444)
Total distributions	$(0.380)	$(0.394)	$(0.415)	$(0.452)	$(0.444)
Net asset value - End of year	$10.230	$10.500	$10.480	$10.050	$10.130
Total Return(3)	1.06%	3.99%	8.59%	3.71%	9.59%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$44,720	$45,088	$47,033	$33,611	$31,754
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.82%	0.82%	0.84%	0.94%	0.95%
Expenses after custodian fee reduction(4)	0.81%	0.82%	0.81%	0.91%	0.93%
Net investment income	3.74%	3.76%	4.07%	4.42%	4.57%
Portfolio Turnover of the Portfolio(5)	8%	13%	23%	15%	7%
Portfolio Turnover of the Fund	16%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio net investment income to average net assets from 4.41% to 4.42%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Florida Limited Fund - Class B
	Year Ended March 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.500	$10.480	$10.050	$10.130	$9.670
Income (loss) from operations
Net investment income	$0.310	$0.316	$0.340	$0.377	$0.369
Net realized and unrealized gain (loss)	(0.280)	0.018	0.433	(0.077)	0.460
Total income from operations	$0.030	$0.334	$0.773	$0.300	$0.829
Less distributions
From net investment income	$(0.300)	$(0.314)	$(0.343)	$(0.380)	$(0.369)
Total distributions	$(0.300)	$(0.314)	$(0.343)	$(0.380)	$(0.369)
Net asset value - End of year	$10.230	$10.500	$10.480	$10.050	$10.130
Total Return(3)	0.28%	3.22%	7.84%	2.98%	8.76%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$8,361	$8,944	$8,217	$2,621	$4,905
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.57%	1.57%	1.59%	1.69%	1.70%
Expenses after custodian fee reduction(4)	1.56%	1.57%	1.56%	1.66%	1.68%
Net investment income	3.00%	3.01%	3.28%	3.72%	3.81%
Portfolio Turnover of the Portfolio(5)	8%	13%	23%	15%	7%
Portfolio Turnover of the Fund	16%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio net investment income to average net assets from 3.71% to 3.72%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Florida Limited Fund - Class C
	Year Ended March 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$9.910		$9.890	$9.490	$9.570	$9.140
Income (loss) from operations
Net investment income	$0.293		$0.298	$0.319	$0.348	$0.356
Net realized and unrealized gain (loss)	(0.268)		0.021	0.404	(0.068)	0.423
Total income from operations	$0.025		$0.319	$0.723	$0.280	$0.779
Less distributions
From net investment income	$(0.285)		$(0.299)	$(0.323)	$(0.360)	$(0.349)
Total distributions	$(0.285)		$(0.299)	$(0.323)	$(0.360)	$(0.349)
Net asset value - End of year	$9.650		$9.910	$9.890	$9.490	$9.570
Total Return(3)	0.19	%(6)	3.24%	7.76%	2.93%	8.70%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$17,467		$19,226	$12,883	$4,322	$2,609
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.57%		1.57%	1.59%	1.69%	1.69%
Expenses after custodian fee reduction(4)	1.56%		1.57%	1.56%	1.66%	1.67%
Net investment income	3.00%		3.00%	3.26%	3.63%	3.84%
Portfolio Turnover of the Portfolio(5)	8%		13%	23%	15%	7%
Portfolio Turnover of the Fund	16%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio net investment income to average net assets from 3.62% to 3.63%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(6)  Total return reflects a decrease of 0.06% due to a change in the timing of the payment and reinvestment of distributions.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Massachusetts Limited Fund - Class A
	Year Ended March 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.460	$10.450	$9.980	$10.110	$9.680
Income (loss) from operations
Net investment income	$0.370	$0.384	$0.413	$0.443	$0.462
Net realized and unrealized gain (loss)	(0.287)	0.013	0.483	(0.124)	0.413
Total income from operations	$0.083	$0.397	$0.896	$0.319	$0.875
Less distributions
From net investment income	$(0.363)	$(0.387)	$(0.426)	$(0.449)	$(0.445)
Total distributions	$(0.363)	$(0.387)	$(0.426)	$(0.449)	$(0.445)
Net asset value - End of year	$10.180	$10.460	$10.450	$9.980	$10.110
Total Return(3)	0.79%	3.84%	9.17%	3.17%	9.26%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$48,901	$47,567	$47,321	$33,848	$32,736
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.82%	0.80%	0.85%	0.94%	0.95%
Expenses after custodian fee reduction(4)	0.81%	0.80%	0.83%	0.91%	0.92%
Net investment income	3.59%	3.66%	4.01%	4.37%	4.70%
Portfolio Turnover of the Portfolio(5)	13%	12%	22%	8%	8%
Portfolio Turnover of the Fund	7%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.36% to 4.37%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Massachusetts Limited Fund - Class B
	Year Ended March 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.450	$10.430	$9.970	$10.110	$9.680
Income (loss) from operations
Net investment income	$0.292	$0.304	$0.331	$0.364	$0.387
Net realized and unrealized gain (loss)	(0.289)	0.022	0.475	(0.135)	0.410
Total income from operations	$0.003	$0.326	$0.806	$0.229	$0.797
Less distributions
From net investment income	$(0.283)	$(0.306)	$(0.346)	$(0.369)	$(0.367)
Total distributions	$(0.283)	$(0.306)	$(0.346)	$(0.369)	$(0.367)
Net asset value - End of year	$10.170	$10.450	$10.430	$9.970	$10.110
Total Return(3)	0.02%	3.16%	8.23%	2.27%	8.41%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$10,350	$10,818	$9,127	$3,969	$2,218
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.57%	1.55%	1.60%	1.69%	1.70%
Expenses after custodian fee reduction(4)	1.56%	1.55%	1.58%	1.66%	1.67%
Net investment income	2.83%	2.91%	3.22%	3.59%	3.93%
Portfolio Turnover of the Portfolio(5)	13%	12%	22%	8%	8%
Portfolio Turnover of the Fund	7%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 3.58% to 3.59%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Massachusetts Limited Fund - Class C
	Year Ended March 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.020		$10.010	$9.560	$9.680	$9.260
Income (loss) from operations
Net investment income	$0.280		$0.289	$0.316	$0.348	$0.375
Net realized and unrealized gain (loss)	(0.287)		0.017	0.465	(0.114)	0.395
Total income (loss) from operations	$(0.007)		$0.306	$0.781	$0.234	$0.770
Less distributions
From net investment income	$(0.273)		$(0.296)	$(0.331)	$(0.354)	$(0.350)
Total distributions	$(0.273)		$(0.296)	$(0.331)	$(0.354)	$(0.350)
Net asset value - End of year	$9.740		$10.020	$10.010	$9.560	$9.680
Total Return(3)	(0.14	)%(6)	3.09%	8.32%	2.40%	8.49%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$27,589		$28,195	$15,231	$5,632	$2,573
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.57%		1.55%	1.60%	1.69%	1.71%
Expenses after custodian fee reduction(4)	1.56%		1.55%	1.58%	1.66%	1.68%
Net investment income	2.83%		2.88%	3.20%	3.58%	3.99%
Portfolio Turnover of the Portfolio(5)	13%		12%	22%	8%	8%
Portfolio Turnover of the Fund	7%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 3.57% to 3.58%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(6)  Total return reflects a decrease of 0.05% due to a change in the timing of the payment and reinvestment of distributions.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	New Jersey Limited Fund - Class A
	Year Ended March 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001
Net asset value - Beginning of year	$10.360	$10.300	$10.000	$10.180	$9.780
Income (loss) from operations
Net investment income	$0.366	$0.379	$0.427	$0.453	$0.470
Net realized and unrealized gain (loss)	(0.266)	0.052	0.301	(0.169)	0.392
Total income from operations	$0.100	$0.431	$0.728	$0.284	$0.862
Less distributions
From net investment income	$(0.360)	$(0.371)	$(0.428)	$(0.464)	$(0.462)
Total distributions	$(0.360)	$(0.371)	$(0.428)	$(0.464)	$(0.462)
Net asset value - End of year	$10.100	$10.360	$10.300	$10.000	$10.180
Total Return(3)	0.98%	4.22%	7.45%	2.82%	9.04%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$43,424	$46,192	$39,572	$34,898	$30,889
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.87%	0.84%	0.90%	0.96%	0.98%
Expenses after custodian fee reduction(4)	0.86%	0.84%	0.89%	0.94%	0.96%
Net investment income	3.59%	3.66%	4.17%	4.47%	4.73%
Portfolio Turnover of the Portfolio(5)	11%	11%	25%	17%	11%
Portfolio Turnover of the Fund	14%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.46% to 4.47%. Per-share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	New Jersey Limited Fund - Class B
	Year Ended March 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001
Net asset value - Beginning of year	$10.350	$10.290	$9.990	$10.180	$9.780
Income (loss) from operations
Net investment income	$0.290	$0.302	$0.343	$0.376	$0.411
Net realized and unrealized gain (loss)	(0.260)	0.051	0.306	(0.182)	0.373
Total income from operations	$0.030	$0.353	$0.649	$0.194	$0.784
Less distributions
From net investment income	$(0.280)	$(0.293)	$(0.349)	$(0.384)	$(0.384)
Total distributions	$(0.280)	$(0.293)	$(0.349)	$(0.384)	$(0.384)
Net asset value - End of year	$10.100	$10.350	$10.290	$9.990	$10.180
Total Return(3)	0.30%	3.45%	6.63%	1.92%	8.19%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$8,851	$10,211	$8,099	$3,152	$2,476
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.62%	1.59%	1.65%	1.71%	1.73%
Expenses after custodian fee reduction(4)	1.61%	1.59%	1.64%	1.69%	1.71%
Net investment income	2.84%	2.91%	3.35%	3.70%	3.97%
Portfolio Turnover of the Portfolio(5)	11%	11%	25%	17%	11%
Portfolio Turnover of the Fund	14%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 3.69% to 3.70%. Per-share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	New York Limited Fund - Class A
	Year Ended March 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001
Net asset value - Beginning of year	$10.850	$10.770	$10.360	$10.550	$10.030
Income (loss) from operations
Net investment income	$0.394	$0.400	$0.430	$0.460	$0.470
Net realized and unrealized gain (loss)	(0.315)	0.081	0.415	(0.180)	0.519
Total income from operations	$0.079	$0.481	$0.845	$0.280	$0.989
Less distributions
From net investment income	$(0.389)	$(0.401)	$(0.435)	$(0.470)	$(0.469)
Total distributions	$(0.389)	$(0.401)	$(0.435)	$(0.470)	$(0.469)
Net asset value - End of year	$10.540	$10.850	$10.770	$10.360	$10.550
Total Return(3)	0.73%	4.51%	8.32%	2.67%	10.11%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$62,843	$67,711	$60,721	$44,811	$43,835
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.80%	0.79%	0.83%	0.92%	0.94%
Expenses after custodian fee reduction(4)	0.80%	0.79%	0.81%	0.89%	0.92%
Net investment income	3.69%	3.69%	4.03%	4.37%	4.59%
Portfolio Turnover of the Portfolio(5)	7%	20%	18%	11%	10%
Portfolio Turnover of the Fund	12%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.36% to 4.37%. Per-share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	New York Limited Fund - Class B
	Year Ended March 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001
Net asset value - Beginning of year	$10.840	$10.760	$10.340	$10.550	$10.030
Income (loss) from operations
Net investment income	$0.314	$0.318	$0.346	$0.378	$0.397
Net realized and unrealized gain (loss)	(0.317)	0.081	0.428	(0.198)	0.512
Total income (loss) from operations	$(0.003)	$0.399	$0.774	$0.180	$0.909
Less distributions
From net investment income	$(0.307)	$(0.319)	$(0.354)	$(0.390)	$(0.389)
Total distributions	$(0.307)	$(0.319)	$(0.354)	$(0.390)	$(0.389)
Net asset value - End of year	$10.530	$10.840	$10.760	$10.340	$10.550
Total Return(3)	(0.03)%	3.73%	7.61%	1.70%	9.26%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$12,518	$15,389	$14,227	$4,822	$4,227
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.55%	1.54%	1.58%	1.67%	1.69%
Expenses after custodian fee reduction(4)	1.55%	1.54%	1.56%	1.64%	1.67%
Net investment income	2.94%	2.93%	3.24%	3.59%	3.83%
Portfolio Turnover of the Portfolio(5)	7%	20%	18%	11%	10%
Portfolio Turnover of the Fund	12%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 3.58% to 3.59%. Per-share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	New York Limited Fund - Class C
	Year Ended March 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001
Net asset value - Beginning of year	$10.310		$10.230	$9.840	$10.010	$9.510
Income (loss) from operations
Net investment income	$0.299		$0.301	$0.324	$0.356	$0.369
Net realized and unrealized gain (loss)	(0.299)		0.081	0.401	(0.163)	0.493
Total income from operations	$-		$0.382	$0.725	$0.193	$0.862
Less distributions
From net investment income	$(0.290)		$(0.302)	$(0.335)	$(0.363)	$(0.362)
Total distributions	$(0.290)		$(0.302)	$(0.335)	$(0.363)	$(0.362)
Net asset value - End of year	$10.020		$10.310	$10.230	$9.840	$10.010
Total Return(3)	(0.07	)%(6)	3.76%	7.49%	1.92%	9.26%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$36,837		$42,627	$27,781	$7,408	$2,547
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.55%		1.54%	1.58%	1.67%	1.68%
Expenses after custodian fee reduction(4)	1.55%		1.54%	1.56%	1.64%	1.66%
Net investment income	2.94%		2.92%	3.19%	3.57%	3.83%
Portfolio Turnover of the Portfolio(5)	7%		20%	18%	11%	10%
Portfolio Turnover of the Fund	12%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 3.56% to 3.57%. Per-share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(6)  Total return reflects a decrease of 0.06% due to a change in the timing of the payment and reinvestment of distributions.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Ohio Limited Fund - Class A
	Year Ended March 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.020	$10.010	$9.590	$9.760	$9.430
Income (loss) from operations
Net investment income	$0.363	$0.361	$0.392	$0.394	$0.431
Net realized and unrealized gain (loss)	(0.293)	0.014	0.410	(0.142)	0.343
Total income from operations	$0.070	$0.375	$0.802	$0.252	$0.774
Less distributions
From net investment income	$(0.350)	$(0.365)	$(0.382)	$(0.422)	$(0.444)
Total distributions	$(0.350)	$(0.365)	$(0.382)	$(0.422)	$(0.444)
Net asset value - End of year	$9.740	$10.020	$10.010	$9.590	$9.760
Total Return(3)	0.70%	3.80%	8.52%	2.62%	8.42%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$16,783	$20,404	$18,313	$16,310	$15,046
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.05%	0.99%	1.03%	1.14%	1.18%
Expenses after custodian fee reduction(4)	1.04%	0.99%	1.02%	1.11%	1.14%
Net investment income	3.68%	3.61%	3.96%	4.05%	4.53%
Portfolio Turnover of the Portfolio(5)	6%	28%	12%	19%	17%
Portfolio Turnover of the Fund	7%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio net investment income to average net assets by less than 0.01%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Ohio Limited Fund - Class B
	Year Ended March 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.010	$10.000	$9.590	$9.760	$9.430
Income (loss) from operations
Net investment income	$0.289	$0.286	$0.314	$0.321	$0.361
Net realized and unrealized gain (loss)	(0.294)	0.017	0.407	(0.139)	0.343
Total income (loss) from operations	$(0.005)	$0.303	$0.721	$0.182	$0.704
Less distributions
From net investment income	$(0.275)	$(0.293)	$(0.311)	$(0.352)	$(0.374)
Total distributions	$(0.275)	$(0.293)	$(0.311)	$(0.352)	$(0.374)
Net asset value - End of year	$9.730	$10.010	$10.000	$9.590	$9.760
Total Return(3)	(0.05)%	3.06%	7.64%	1.89%	7.63%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$2,159	$2,623	$2,768	$1,390	$1,519
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.80%	1.74%	1.78%	1.89%	1.93%
Expenses after custodian fee reduction(4)	1.79%	1.74%	1.77%	1.86%	1.89%
Net investment income	2.94%	2.86%	3.17%	3.30%	3.79%
Portfolio Turnover of the Portfolio(5)	6%	28%	12%	19%	17%
Portfolio Turnover of the Fund	7%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio net investment income to average net assets by less than 0.01%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Pennsylvania Limited Fund - Class A
	Year Ended March 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.550	$10.470	$10.130	$10.270	$9.870
Income (loss) from operations
Net investment income	$0.402	$0.406	$0.440	$0.453	$0.472
Net realized and unrealized gain (loss)	(0.272)	0.084	0.349	(0.130)	0.388
Total income from operations	$0.130	$0.490	$0.789	$0.323	$0.860
Less distributions
From net investment income	$(0.400)	$(0.410)	$(0.449)	$(0.463)	$(0.460)
Total distributions	$(0.400)	$(0.410)	$(0.449)	$(0.463)	$(0.460)
Net asset value - End of year	$10.280	$10.550	$10.470	$10.130	$10.270
Total Return(3)	1.25%	4.72%	7.97%	3.18%	8.94%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$33,611	$35,175	$33,580	$29,845	$28,840
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.88%	0.85%	0.89%	0.97%	0.99%
Expenses after custodian fee reduction(4)	0.87%	0.85%	0.87%	0.92%	0.96%
Net investment income	3.86%	3.85%	4.24%	4.41%	4.72%
Portfolio Turnover of the Portfolio(5)	0%	8%	3%	20%	6%
Portfolio Turnover of the Fund	6%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.40% to 4.41%. Per-share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Pennsylvania Limited Fund - Class B
	Year Ended March 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.550	$10.460	$10.120	$10.270	$9.870
Income (loss) from operations
Net investment income	$0.323	$0.327	$0.355	$0.372	$0.397
Net realized and unrealized gain (loss)	(0.273)	0.093	0.354	(0.138)	0.384
Total income from operations	$0.050	$0.420	$0.709	$0.234	$0.781
Less distributions
From net investment income	$(0.320)	$(0.330)	$(0.369)	$(0.384)	$(0.381)
Total distributions	$(0.320)	$(0.330)	$(0.369)	$(0.384)	$(0.381)
Net asset value - End of year	$10.280	$10.550	$10.460	$10.120	$10.270
Total Return(3)	0.48%	4.04%	7.14%	2.28%	8.08%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$8,957	$10,273	$9,313	$2,643	$2,286
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.63%	1.60%	1.64%	1.72%	1.74%
Expenses after custodian fee reduction(4)	1.62%	1.60%	1.62%	1.67%	1.71%
Net investment income	3.11%	3.10%	3.42%	3.63%	3.96%
Portfolio Turnover of the Portfolio(5)	0%	8%	3%	20%	6%
Portfolio Turnover of the Fund	6%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 3.62% to 3.63%. Per-share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Pennsylvania Limited Fund - Class C
	Year Ended March 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.000		$9.910	$9.590	$9.720	$9.340
Income (loss) from operations
Net investment income	$0.307		$0.308	$0.339	$0.354	$0.376
Net realized and unrealized gain (loss)	(0.257)		0.091	0.330	(0.121)	0.363
Total income from operations	$0.050		$0.399	$0.669	$0.233	$0.739
Less distributions
From net investment income	$(0.300)		$(0.309)	$(0.349)	$(0.363)	$(0.359)
Total distributions	$(0.300)		$(0.309)	$(0.349)	$(0.363)	$(0.359)
Net asset value - End of year	$9.750		$10.000	$9.910	$9.590	$9.720
Total Return(3)	0.44	%(6)	4.06%	7.11%	2.40%	8.08%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$16,670		$21,398	$15,188	$7,262	$4,413
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.63%		1.60%	1.64%	1.72%	1.73%
Expenses after custodian fee reduction(4)	1.62%		1.60%	1.62%	1.67%	1.70%
Net investment income	3.12%		3.08%	3.44%	3.64%	3.96%
Portfolio Turnover of the Portfolio(5)	0%		8%	3%	20%	6%
Portfolio Turnover of the Fund	6%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 3.63% to 3.64%. Per-share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(6)  Total return reflects a decrease of 0.06% due to a change in the timing of the payment and reinvestment of distributions.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Investment Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of eight Funds, each non-diversified, seven of which are included in these financial statements. They include Eaton Vance California Limited Maturity Municipals Fund (California Limited Fund), Eaton Vance Florida Limited Maturity Municipals Fund (Florida Limited Fund), Eaton Vance Massachusetts Limited Maturity Municipals Fund (Massachusetts Limited Fund), Eaton Vance New Jersey Limited Maturity Municipals Fund (New Jersey Limited Fund), Eaton Vance New York Limited Maturity Municipals Fund (New York Limited Fund), Eaton Vance Ohio Limited Maturity Municipals Fund (Ohio Limited Fund) and Eaton Vance Pennsylvania Limited Maturity Municipals Fund (Pennsylvania Limited Fund), collectively the "Funds" or individually the "Fund." The Funds seek to achieve current income exempt from regular federal income tax and particular state or local income or other taxes by investing primarily in investment grade municipal obligations. The Funds may offer three classes of shares: Class A, Class B and Class C. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class B shares held longer than (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expires will automatically convert to Class A shares. In addition, Class B shares acquired through the reinvestment of distributions will also convert to Class A shares in proportion to shares not acquired through reinvestment. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

On October 8, 2004, the California Limited Fund, Florida Limited Fund, Massachusetts Limited Fund, New Jersey Limited Fund, New York Limited Fund, Ohio Limited Fund, and Pennsylvania Limited Fund received its pro rata share of cash and securities from the California Limited Maturity Municipals Portfolio (California Limited Portfolio), Florida Limited Maturity Municipals Portfolio (Florida Limited Portfolio), Massachusetts Limited Maturity Municipals Portfolio (Massachusetts Limited Portfolio), New Jersey Limited Maturity Municipals Portfolio (New Jersey Limited Portfolio), New York Limited Maturity Municipals Portfolio (New York Limited Portfolio), Ohio Limited Maturity Municipals Portfolio (Ohio Limited Portfolio) and Pennsylvania Limited Maturity Municipals Portfolio (Pennsylvania Limited Portfolio), respectively, in a complete liquidation of its interest in its corresponding Portfolio. Subsequent to October 8, 2004, each Fund invests directly in securities rather than through its corresponding Portfolio and maintains the same investment objectives.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations - Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

C  Federal Taxes - Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 2005, the following Funds, for federal income tax purposes, had capital loss carryovers, which will reduce each Fund's taxable income arising from future taxable net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

necessary to relieve the Funds of any liability for federal income or excise taxes. A portion of such capital loss carryovers were acquired through a Fund Reorganization and may be subject to certain limitations. The amounts and expiration dates of the capital loss carryovers are as follows:

Fund	Amount	Expires
California Limited Fund	$83,841	March 31, 2009

	123,502	March 31, 2011

	13,351	March 31, 2012

	384,970	March 31, 2013

Florida Limited Fund	355,608	March 31, 2006

	80,496	March 31, 2009

	200,399	March 31, 2011

	995,128	March 31, 2013

Massachusetts Limited Fund	197,971	March 31, 2006

	136,941	March 31, 2009

	35,096	March 31, 2010

	506,705	March 31, 2011

	393,962	March 31, 2012

	1,336,686	March 31, 2013

New Jersey Limited Fund	213,255	March 31, 2006

	374,246	March 31, 2011

	298,472	March 31, 2012

	728,451	March 31, 2013

New York Limited Fund	411,305	March 31, 2011

	483,774	March 31, 2012

	1,522,094	March 31, 2013

Ohio Limited Fund	36,233	March 31, 2009

	69,085	March 31, 2010

	366,442	March 31, 2011

	60,692	March 31, 2012

	358,602	March 31, 2013

Pennsylvania Limited Fund	245,499	March 31, 2009

	59,482	March 31, 2010

	400,339	March 31, 2011

	154,413	March 31, 2012

	954,523	March 31, 2013

Dividends paid by each Fund from net interest on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D  Financial Futures Contracts - Upon the entering of a financial futures contract, a Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E  Legal Fees - Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Options on Financial Futures Contracts - Upon the purchase of a put option on a financial futures contract by a Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Fund will realize a loss in the amount of the cost of the option. When a Fund enters into a closing sale transaction, a Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Fund exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

G  When-issued and Delayed Delivery Transactions - The Funds may engage in when-issued and delayed delivery transactions. The Funds record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

H  Interest Rate Swaps - A Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Funds make semi-annual payments at

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

a fixed interest rate. In exchange, a Fund receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Fund does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

I  Expenses - The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

J  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds maintain with IBT. All credit balances used to reduce the Funds' custodian fees are reported as a reduction of total expenses on the Statements of Operations.

K  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

L  Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

M Other - Investment transactions are accounted for on a trade-date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

2  Distributions to Shareholders

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Dividends are declared separately for each class of shares. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended March  31, 2005 and March 31, 2004 was as follows:

Year Ended 3/31/05	California Limited	Florida Limited	Massachusetts Limited	New Jersey Limited
Distributions declared from:
Tax-exempt income	$1,221,173	$2,408,952	$2,706,746	$1,804,387
Ordinary income	-	$2,787	$15,253	-
Year Ended 3/31/04	California Limited	Florida Limited	Massachusetts Limited	New Jersey Limited
Tax-exempt income	$1,263,770	$2,416,601	$2,747,823	$1,815,793
Ordinary income	$5,841	$1	-	$20,819

Year Ended 3/31/05	New York Limited	Ohio Limited	Pennsylvania Limited
Distributions declared from:
Tax-exempt income	$3,874,319	$700,048	$2,140,929
Ordinary income	-	$382	-
Year Ended 3/31/04	New York Limited	Ohio Limited	Pennsylvania Limited
Distributions declared from:
Tax-exempt income	$4,053,604	$790,308	$2,283,364
Ordinary income	-	$750	-

During the year ended March 31, 2005, the following amounts were reclassified due to differences between book and tax accounting for amortization and accretion on debt

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

securities, market discount on disposal of securities, and capital losses:

	California Limited	Florida Limited	Massachusetts Limited	New Jersey Limited
Increase (decrease): Paid-in capital	$(49,292)	$(133,020)	$(30,087)	-
Accumulated net realized gain/(loss) on investments	$53,458	$148,182	$28,234	$12,258
Accumulated undistributed income	$(4,166)	$(15,162)	$1,853	$(12,258)

	New York Limited	Ohio Limited	Pennsylvania Limited
Increase (decrease): Paid-in capital	$(20,867)	$(4,327)	$(25,741)
Accumulated net realized gain/(loss) on investments	$37,475	$4,220	$30,880
Accumulated undistributed income	$(16,608)	$107	$(5,139)

These changes had no effect on the net assets or net asset value per share of the Funds.

As of March 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	California Limited	Florida Limited	Massachusetts Limited	New Jersey Limited
Undistributed income	$52,721	$98,954	$120,186	$72,765
Capital loss carryforward	$(605,664)	$(1,631,631)	$(2,607,361)	$(1,614,424)
Unrealized gain	$1,246,472	$2,152,063	$2,514,163	$2,245,830
Other temporary differences	$(197,200)	$(332,851)	$(224,209)	$(278,411)

	New York Limited	Ohio Limited	Pennsylvania Limited
Undistributed income	$98,878	$63,183	$80,232
Capital loss carryforward	$(2,417,173)	$(891,054)	$(1,814,256)
Unrealized gain	$3,509,162	$950,417	$2,314,375
Other temporary differences	$(348,189)	$(58,608)	$(299,403)

3  Shares of Beneficial Interest

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

	California Limited Fund
	Year Ended March 31,
Class A	2005	2004
Sales	873,266	1,413,102
Issued to shareholders electing to receive payments of distributions in Fund shares	59,380	60,354
Redemptions	(787,924)	(1,223,401)
Exchange from Class B shares	84,485	48,849
Net increase	229,207	298,904
	California Limited Fund
	Year Ended March 31,
Class B	2005	2004
Sales	83,638	228,257
Issued to shareholders electing to receive payments of distributions in Fund shares	5,736	7,578
Redemptions	(185,989)	(117,647)
Exchange to Class A shares	(84,778)	(49,023)
Net increase (decrease)	(181,393)	69,165
	California Limited Fund
	Year Ended March 31,
Class C	2005(1)	2004
Sales	1,000	-
Net increase	1,000	-
	Florida Limited Fund
	Year Ended March 31,
Class A	2005	2004
Sales	1,501,353	1,032,762
Issued to shareholders electing to receive payments of distributions in Fund shares	63,761	69,944
Redemptions	(1,539,509)	(1,351,611)
Exchange from Class B shares	55,116	54,947
Net increase (decrease)	80,721	(193,958)

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

	Florida Limited Fund
	Year Ended March 31,
Class B	2005	2004
Sales	182,427	331,409
Issued to shareholders electing to receive payments of distributions in Fund shares	11,591	11,555
Redemptions	(173,029)	(220,629)
Exchange to Class A shares	(55,127)	(54,974)
Net increase (decrease)	(34,138)	67,361
	Florida Limited Fund
	Year Ended March 31,
Class C	2005	2004
Sales	357,357	932,957
Issued to shareholders electing to receive payments of distributions in Fund shares	14,945	15,784
Redemptions	(502,171)	(311,781)
Net increase (decrease)	(129,869)	636,960
	Massachusetts Limited Fund
	Year Ended March 31,
Class A	2005	2004
Sales	746,351	573,738
Issued to shareholders electing to receive payments of distributions in Fund shares	94,679	99,995
Redemptions	(661,339)	(753,152)
Exchange from Class B shares	80,078	95,549
Net increase	259,769	16,130
	Massachusetts Limited Fund
	Year Ended March 31,
Class B	2005	2004
Sales	222,750	353,504
Issued to shareholders electing to receive payments of distributions in Fund shares	17,350	17,169
Redemptions	(176,830)	(114,902)
Exchange to Class A shares	(80,170)	(95,628)
Net increase (decrease)	(16,900)	160,143

	Massachusetts Limited Fund
	Year Ended March 31,
Class C	2005	2004
Sales	672,244	1,782,827
Issued to shareholders electing to receive payments of distributions in Fund shares	46,638	41,674
Redemptions	(701,485)	(532,424)
Net increase	17,397	1,292,077
	New Jersey Limited Fund
	Year Ended March 31,
Class A	2005	2004
Sales	604,405	990,208
Issued to shareholders electing to receive payments of distributions in Fund shares	108,936	103,903
Redemptions	(937,971)	(505,898)
Exchange from Class B shares	63,956	28,961
Net increase (decrease)	(160,674)	617,174
	New Jersey Limited Fund
	Year Ended March 31,
Class B	2005	2004
Sales	110,215	433,061
Issued to shareholders electing to receive payments of distributions in Fund shares	13,202	12,978
Redemptions	(169,384)	(217,732)
Exchange to Class A shares	(63,958)	(28,977)
Net increase (decrease)	(109,925)	199,330
	New York Limited Fund
	Year Ended March 31,
Class A	2005	2004
Sales	1,158,541	1,487,750
Issued to shareholders electing to receive payments of distributions in Fund shares	149,621	137,754
Redemptions	(1,728,153)	(1,155,895)
Exchange from Class B shares	141,018	134,497
Net increase (decrease)	(278,973)	604,106

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

	New York Limited Fund
	Year Ended March 31,
Class B	2005	2004
Sales	117,562	562,112
Issued to shareholders electing to receive payments of distributions in Fund shares	21,214	24,360
Redemptions	(228,944)	(354,414)
Exchange to Class A shares	(141,133)	(134,643)
Net increase (decrease)	(231,301)	97,415
	New York Limited Fund
	Year Ended March 31,
Class C	2005	2004
Sales	616,332	2,257,951
Issued to shareholders electing to receive payments of distributions in Fund shares	60,168	58,361
Redemptions	(1,134,879)	(897,570)
Net increase (decrease)	(458,379)	1,418,742
	Ohio Limited Fund
	Year Ended March 31,
Class A	2005	2004
Sales	258,944	732,892
Issued to shareholders electing to receive payments of distributions in Fund shares	38,212	37,817
Redemptions	(616,382)	(612,358)
Exchange from Class B shares	5,781	49,059
Net increase (decrease)	(313,445)	207,410
	Ohio Limited Fund
	Year Ended March 31,
Class B	2005	2004
Sales	15,804	127,255
Issued to shareholders electing to receive payments of distributions in Fund shares	3,019	2,627
Redemptions	(53,279)	(95,315)
Exchange to Class A shares	(5,779)	(49,092)
Net decrease	(40,235)	(14,525)

	Pennsylvania Limited Fund
	Year Ended March 31,
Class A	2005	2004
Sales	276,953	728,993
Issued to shareholders electing to receive payments of distributions in Fund shares	65,579	69,044
Redemptions	(498,134)	(721,219)
Exchange from Class B shares	90,804	48,404
Net increase (decrease)	(64,798)	125,222
	Pennsylvania Limited Fund
	Year Ended March 31,
Class B	2005	2004
Sales	130,395	334,775
Issued to shareholders electing to receive payments of distributions in Fund shares	15,311	17,677
Redemptions	(157,563)	(220,439)
Exchange to Class A shares	(90,801)	(48,412)
Net increase (decrease)	(102,658)	83,601
	Pennsylvania Limited Fund
	Year Ended March 31,
Class C	2005	2004
Sales	301,675	915,326
Issued to shareholders electing to receive payments of distributions in Fund shares	24,292	30,286
Redemptions	(756,161)	(337,420)
Net increase (decrease)	(430,194)	608,192

(1)  Class C shares of the California Limited Fund commenced operations on March 23, 2005.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities).

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

For the period from April 1, 2004 to October 8, 2004, advisory fees allocated from the Portfolios were as follows:

Portfolio	Amount	Effective Rate*
California Limited	$79,555	0.43%
Florida Limited	158,438	0.43%
Massachusetts Limited	189,820	0.43%
New Jersey Limited	120,245	0.43%
New York Limited	270,249	0.43%
Ohio Limited	48,716	0.44%
Pennsylvania Limited	142,868	0.44%

For the period from October 9, 2004 to March 31, 2005, advisory fees incurred by the Funds were as follows:

Fund	Amount	Effective Rate*
California Limited	$74,011	0.44%
Florida Limited	151,841	0.44%
Massachusetts Limited	181,877	0.43%
New Jersey Limited	110,622	0.43%
New York Limited	242,688	0.44%
Ohio Limited	40,833	0.44%
Pennsylvania Limited	128,376	0.44%

*  As a percentage of average daily net assets (annualized).

EVM has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions that is consideration for third-party research services. For the period from April 1, 2004, to March 31, 2005, EVM waived $200 of its advisory fee for Massachusetts Limited Fund.

Except as to Trustees of the Funds who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Funds out of such investment adviser fee. EVM serves as the Administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended March 31, 2005, EVM earned $880, $1,940, $3,133, $2,307, $4,739, $810 and $3,048 in sub-transfer agent fees from California Limited Fund, Florida Limited Fund, Massachusetts Limited Fund, New Jersey Limited Fund, New York Limited Fund, Ohio Limited Fund and Pennsylvania Limited Fund, respectively. The Funds were informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received approximately $2,000, $2,500, $6,500, $5,000, $6,500, $3,000 and $3,500 as its portion of the sales charge on sales of Class A shares from California Limited Fund, Florida Limited Fund, Massachusetts Limited Fund, New Jersey Limited Fund, New York Limited Fund, Ohio Limited Fund and Pennsylvania Limited Fund, respectively, for the year ended March 31, 2005.

Trustees of the Funds that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2005, no significant amounts have been deferred.

Certain of the officers and Trustees of the Funds are officers of the above organizations.

During the year ended March 31, 2005, certain Funds engaged in purchase and sale transactions with other Funds that also utilize BMR as an investment adviser. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and amounted to:

Fund	Purchases	Sales
Florida Limited	$226,256	-
Massachusetts Limited	$1,133,230	-

5  Distribution and Service Plans

Each Fund has in effect distribution plans for Class B (Class B Plan) and Class C (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Plans require the Class B and Class C shares to pay EVD amounts equal to 1/365 of 0.75% of each Fund's daily net assets attributable to Class B and Class C, for providing ongoing distribution services and facilities to the respective Fund. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 3% (3-1/2% for Ohio Limited Fund) of the aggregate amount received by the Fund for Class B shares sold and 6.25% of Class C sales of the amount received by the Fund for each share sold and, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund's Class B and Class C shares and, accordingly, reduces each Fund's Class B and Class C net assets. For the year ended March 31, 2005, the California Limited Fund, Florida Limited Fund, Massachusetts Limited Fund, New Jersey Limited Fund, New York Limited Fund, Ohio Limited Fund, and Pennsylvania Limited Fund paid or accrued $37,283, $66,083, $80,640, $69,822, $102,798, $17,533, and $72,201, respectively, for Class B shares, and California Limited Fund, Florida Limited Fund, Massachusetts Limited Fund, New York Limited Fund and Pennsylvania Limited Fund paid or accrued $0, $134,049, $210,539, $297,244, and $134,004, respectively, for Class C shares, to or payable to EVD representing 0.75% of each Fund's Class B and Class C average daily net assets. At March 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for California Limited Fund, Florida Limited Fund, Massachusetts Limited Fund, New Jersey Limited Fund, New York Limited Fund, Ohio Limited Fund and Pennsylvania Limited Fund were approximately $441,000, $859,000, $559,000, $544,000, $777,000, $681,000 and $401,000, respectively for Class B shares, and for California Limited Fund, Florida Limited Fund, Massachusetts Limited Fund, New York Limited Fund and Pennsylvania Limited Fund the amount of Uncovered Distribution Charges of EVD were approximately $0, $7,374,000, $3,718,000, $4,539,000 and $4,415,000, respectively for Class C shares.

The Plans authorize the Funds to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees approved service fee payments equal to 0.15% per annum of each Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and investment dealers are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. For the year ended March 31, 2005, the California Limited Fund, Florida Limited Fund, Massachusetts Limited Fund, New Jersey Limited Fund, New York Limited Fund, Ohio Limited Fund and Pennsylvania Limited Fund paid or accrued service fees to or payable to EVD in the amount of $45,474, $66,938, $70,853, $66,058, $97,041, $26,854, and $50,872, respectively, for Class A shares, and $7,457, $13,217, $16,128, $13,964, $20,560, $3,507, and $14,440, respectively, for Class B shares. For the year ended March 31, 2005, California Limited Fund, Florida Limited Fund, Massachusetts Limited Fund, New York Limited Fund and Pennsylvania Limited Fund paid or accrued service fees to or payable to EVD in the amount of $0, $26,810, $42,108, $59,449 and $26,801, respectively, for Class C shares.

Certain officers and Trustees of the Fund are officers or directors of EVD.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B and Class C shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year after purchase declining half a percentage point the second and third year and one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended March 31, 2005, EVD received approximately $2,000, $12,000, $3,000, $1,000, and $3,000, respectively, for Class A shares, of CDSC paid by shareholders of the California Limited Fund, Florida Limited Fund, Massachusetts Limited Fund, New Jersey Limited Fund, and New York Limited Fund. EVD received approximately $31,000, $22,000, $13,000, $10,000, $26,000, $12,000 and $14,000, respectively, for Class B shares, of CDSC paid by shareholders of California Limited Fund, Florida Limited Fund, Massachusetts Limited Fund, New Jersey Limited Fund, New York Limited Fund, Ohio Limited Fund and Pennsylvania Limited Fund, and CDSC paid by shareholders of the California Limited Fund, Florida Limited Fund, Massachusetts Limited Fund, New York Limited Fund and Pennsylvania Limited Fund were approximately $0, $7,000, $2,000, $6,000 and $6,000, respectively, for Class C shares.

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

7  Investments

Purchases and sales of investments by the Portfolios, other than U.S. Government securities and short-term obligations, for the period from April 1, 2004 to October 8, 2004, were as follows:

California Limited Portfolio
Purchases	$4,979,476
Sales	4,496,176
Florida Limited Portfolio
Purchases	$5,560,299
Sales	6,826,636
Massachusetts Limited Portfolio
Purchases	$11,002,379
Sales	10,923,041
New Jersey Limited Portfolio
Purchases	$6,018,845
Sales	7,009,518
New York Limited Portfolio
Purchases	$8,537,407
Sales	13,101,431
Ohio Limited Portfolio
Purchases	$1,193,550
Sales	4,455,711
Pennsylvania Limited Portfolio
Purchases	$-
Sales	4,701,105

Purchases and sales of investments by the Funds, other than U.S. Government securities and short-term obligations, for the period from October 9, 2004 to March 31, 2005, were as follows:

California Limited Fund
Purchases	$4,535,123
Sales	4,990,391

Florida Limited Fund
Purchases	$12,958,600
Sales	11,437,057
Massachusetts Limited Fund
Purchases	$10,351,734
Sales	6,389,523
New Jersey Limited Fund
Purchases	$7,257,027
Sales	8,976,206
New York Limited Fund
Purchases	$14,134,676
Sales	17,709,822
Ohio Limited Fund
Purchases	$1,417,479
Sales	1,651,285
Pennsylvania Limited Fund
Purchases	$3,395,760
Sales	4,399,920

8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned by each Fund at March 31, 2005, as computed on a federal income tax basis, are as follows:

California Limited Fund
Aggregate cost	$34,225,021
Gross unrealized appreciation	$1,253,989
Gross unrealized depreciation	(149,820)
Net unrealized appreciation	$1,104,169

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Florida Limited Fund
Aggregate cost	$68,167,839
Gross unrealized appreciation	$2,200,999
Gross unrealized depreciation	(275,296)
Net unrealized appreciation	$1,925,703
Massachusetts Limited Fund
Aggregate cost	$84,157,850
Gross unrealized appreciation	$2,652,850
Gross unrealized depreciation	(239,087)
Net unrealized appreciation	$2,413,763
New Jersey Limited Fund
Aggregate cost	$49,093,181
Gross unrealized appreciation	$2,352,779
Gross unrealized depreciation	(306,878)
Net unrealized appreciation	$2,045,901
New York Limited Fund
Aggregate cost	$109,031,599
Gross unrealized appreciation	$3,962,392
Gross unrealized depreciation	(637,530)
Net unrealized appreciation	$3,324,862
Ohio Limited Fund
Aggregate cost	$17,747,097
Gross unrealized appreciation	$950,506
Gross unrealized depreciation	(29,806)
Net unrealized appreciation	$920,700
Pennsylvania Limited Fund
Aggregate cost	$56,454,436
Gross unrealized appreciation	$2,527,236
Gross unrealized depreciation	(420,086)
Net unrealized appreciation	$2,107,150

9  Line of Credit

The Funds participate with other portfolios and funds managed by BMR and EVM and their affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds effective rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At March 31, 2005 the California Limited Fund and the New York Limited Fund had a balance outstanding pursuant to this line of credit of $100,000 and $300,000, respectively. The Funds did not have any significant borrowings or allocated fees during the year ended March 31, 2005.

10 Overdraft Advances

Pursuant to the custodian agreement between the Funds and Investors Bank & Trust (the Bank), the Bank may in its discretion advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft by the Funds, the Funds are obligated to repay the Bank at the current rate of interest charged by the Bank for secured loans (currently, a rate above the federal funds rate). This obligation is payable on demand to the Bank. At March 31, 2005, the California Limited Fund and New York Limited Fund had payments due to the Bank pursuant to the foregoing arrangement of $55,759 and $75,512, respectively.

11 Financial Instruments

The Funds regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

A summary of obligations under these financial instruments at March 31, 2005, is as follows:

Futures Contracts

Fund	Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
California Limited	06/05	83 U.S. Treasury Bond	Short	$(9,386,428)	$(9,244,125)	$142,303
Florida Limited	06/05	91 U.S. Treasury Bond	Short	$(10,301,809)	$(10,135,125)	$166,684
	06/05	54 U.S. Treasury Note	Short	(5,960,020)	(5,900,344)	59,676
Massachusetts Limited	06/05	92 U.S. Treasury Bond	Short	$(10,301,590)	$(10,246,500)	$55,090
	06/05	41 U.S. Treasury Note	Short	(4,525,201)	(4,479,891)	45,310
New Jersey Limited	06/05	82 U.S. Treasury Bond	Short	$(9,282,949)	$(9,132,750)	$150,199
	06/05	45 U.S. Treasury Note	Short	(4,966,683)	(4,916,953)	49,730
New York Limited	06/05	126 U.S. Treasury Bond	Short	$(14,113,669)	$(14,033,250)	$80,419
	06/05	94 U.S. Treasury Note	Short	(10,374,850)	(10,270,969)	103,881
Ohio Limited	06/05	21 U.S. Treasury Bond	Short	$(2,354,226)	$(2,338,875)	$15,351
	06/05	13 U.S. Treasury Note	Short	(1,434,819)	(1,420,453)	14,366
Pennsylvania Limited	06/05	89 U.S. Treasury Bond	Short	$(10,075,395)	$(9,912,375)	$163,020
	06/05	40 U.S. Treasury Note	Short	(4,414,830)	(4,370,625)	44,205

At March 31, 2005, the Funds had sufficient cash and/or securities to cover margin requirements on open future contracts.

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Investment Trust and Shareholders of Eaton Vance California Limited Maturity Municipals Fund, Eaton Vance Florida Limited Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity Municipals Fund and Eaton Vance Pennsylvania Limited Maturity Municipals Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Eaton Vance California Limited Maturity Municipals Fund, Eaton Vance Florida Limited Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity Municipals Fund and Eaton Vance Pennsylvania Limited Maturity Municipals Fund (collectively, the "Funds") (certain of the Funds of Eaton Vance Investment Trust) as of March 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of each Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reports. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Eaton Vance Investment Trust as of March 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 13, 2005

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends - The Funds designate the following amounts of dividends from net investment income as an exempt-interest dividend.

California Limited Maturity Municipals Fund	100.00%
Florida Limited Maturity Municipals Fund	99.88%
Massachusetts Limited Maturity Municipals Fund	99.46%
New Jersey Limited Maturity Municipals Fund	100.00%
New York Limited Maturity Municipals Fund	100.00%
Ohio Limited Maturity Municipals Fund	99.95%
Pennsylvania Limited Maturity Municipals Fund	100.00%

Eaton Vance Limited Maturity Municipals Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

The investment advisory agreements between each of Eaton Vance California Limited Maturity Municipals Fund, Eaton Vance Florida Limited Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity Municipals Fund and Eaton Vance Pennsylvania Limited Maturity Municipals Fund (collectively the "Funds" or individually the "Fund"), and the investment adviser, Boston Management and Research, each provide that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreements between each of Fund and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements. Such information included, among other things, the following:

•An independent report comparing the advisory fees of each Fund with those of comparable funds;

•An independent report comparing the expense ratio of each Fund to those of comparable funds;

•Information regarding Fund investment performance in comparison to a relevant universe of funds and appropriate indices;

•The economic outlook and the general investment outlook in relevant investment markets;

•Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•The procedures and processes used to determine the fair value of Fund assets and action taken to monitor and test the effectiveness of such procedures and processes;

•Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•The terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein.

The Special Committee also considered the investment adviser's municipal bond portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreements. Specifically, the Special Committee considered the investment adviser's 30-person municipal bond team, which includes six portfolio managers and nine credit specialists who provide services to the Funds. The Special Committee noted that the investment adviser's municipal bond team affords the investment adviser extensive in-house research capabilities in addition to the other resources available to the investment adviser. The Special Committee also took into account the time and attention to be devoted by senior

Eaton Vance Limited Maturity Municipals Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

management to the Funds and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Funds and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Funds.

In its review of comparative information with respect to each Fund's investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by each Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of each Fund, the Special Committee concluded that each Fund's expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for each Fund and for all Eaton Vance Funds as a group. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates in providing administration services for each Fund and for all Eaton Vance Funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to each Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Funds, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the shareholders of the Funds.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreements, including the fee structures (described herein), is in the interests of shareholders.

Eaton Vance Limited Maturity Municipals Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Investment Trust, (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Trustee and Vice President of the Trust since 1985	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 197 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	197	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	135	None

Samuel L. Hayes, III 2/23/35	Chairman of the Board and Trustee	Trustee of the Trust since 1986 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	197	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	197	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner, Covington & Burling, Washington , DC (1991-2000).	197	None

Norton H. Reamer 9/21/35	Trustee	Since 1985	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	197	None

Eaton Vance Limited Maturity Municipals Funds

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held

Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	197	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment adviser), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	135	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas J. Fetter 8/20/43	President	Since 1990	Vice President of EVM and BMR. Officer of 124 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 78 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 44 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 107 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1993	Vice President of EVM and BMR. Officer of 124 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 197 registered investment companies managed by EVM or BMR.

James L. O'Connor 4/1/45	Treasurer	Since 1988	Vice President of BMR, EVM and EVD. Officer of 121 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 197 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained, without charge, by calling 1-800-225-6265.

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Investment Adviser of the Eaton Vance Limited Maturity Municipals Funds

Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Limited Maturity Municipals Funds

Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter

Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian

Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Investment Trust

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund s investment objective(s), risks, and charges and expenses. The Fund s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

442-5/05	7LTFSRC

Annual Report March 31, 2005

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

• Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

• None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

• Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

• We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it’s underlying Portfolio will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling
1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

LETTER TO SHAREHOLDERS

Thomas J. Fetter

President

The municipal bond market is a center of capital formation for states, municipalities and, in some cases, private economic initiatives. In this edition of our continuing educational series, we will discuss industrial development revenue (IDR) bonds. IDR bonds have long been used as a financing mechanism by local governments to provide assistance to local employers and encourage job retention and creation within their communities.

IDR bonds finance private activities that benefit the public...

IDR bonds are issued by municipal authorities to finance projects and facilities used by private corporations. Historically, IDR bonds have represented a partnership between the private and public sectors – a source of dedicated funding for companies and a source of job creation in projects beneficial to local communities. The “Private-Activities” provision of the Tax Reform Act of 1986 permits issuance of tax-exempt bonds for specific activities, including pollution control; gas and electric service; water distribution; wastewater systems; solid waste disposal; airports and selected transportation projects; and other industrial projects.

The Act also placed a cap on the dollar amount that may be raised for IDR bonds in each state, limiting the amount to $50 per person/per state/per year, with a $150 million maximum. These limitations provide protection against potential abuse and ensure that tax-exempt IDR bonds will indeed be issued for projects that will benefit the public.

IDR bonds finance utility-related projects and other key industrial initiatives...

Typically, IDR bonds provide financing for manufacturing, processing or utility facilities.  Historically, about one-half of these bonds have been issued to finance pollution control facilities for manufacturers and electric utilities. As many utilities and manufacturers have been ordered to comply with stricter environmental and fuelstandards, pollution control bonds have helped finance the retrofits of existing plants. Other IDR bonds have served as inducements from state and local issuers to locate plants or build new facilities, in the hope that such construction might generate further economic growth for a community.

IDR bonds are secured by corporate revenues – not those of state or local governments...

IDR bond issues are secured by the credit of the underlying corporation. The municipal issuing authority acts solely as a conduit to permit tax-exempt financing. The corporation pledges to make payments sufficient to meet all debt service obligations. Unlike some revenue issues, IDR bonds arebacked by revenues of the entire corporation, not solely by those of the project being financed.

Because IDR bonds are backed by corporate revenues and not by the taxing authority of a state or local jurisdiction, they have historically provided coupon premiums above those of general obligations and other more traditional revenue bonds. Bonds may be either collateralized or unsecured. Collateralized bonds have a lien against the company’s assets, which may provide bond holders enhanced bargaining power in the event of a bankruptcy. Unsecured bonds have no such lien.

While providing new opportunities, IDR bonds require rigorous analysis...

While IDR bonds may provide unusual investment opportunities, they also may entail increased risk and, therefore, demand especially intensive analysis. At Eaton Vance, we have credit analysts and resources dedicated to IDR bond research.

We feel that IDR bonds represent a key segment of the municipal bond market and should remain an important source of capital formation. In our view, the experience and resources needed to evaluate these issues further demonstrates the value of professional management. We will continue to look for opportunities in this sector of the municipal market.

Sincerely,

/s/ Thomas J. Fetter
Thomas J. Fetter
President
May 11, 2005

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

MARKET RECAP

The U.S. economy continued to generate moderate growth during the year ended March 31, 2005. While higher gasoline and energy prices pinched consumers, the weak U.S. dollar raised inflationary concerns and helped push interest rates higher.

After a promising recovery in 2004, slower growth in early 2005...

The nation’s Gross Domestic Product grew by 3.1% in the first quarter of 2005, according to preliminary Commerce Department figures, following a 3.8% rise in the fourth quarter of 2004. Manufacturing activity, which had expanded strongly in the second half of 2004, slackened somewhat in the first quarter of 2005, amid slower industrial production and weakening demand for durable goods.

Consumer spending, which helped fuel the economic recovery over the past year, weakened considerably, as higher fuel costs and rising interest rates on loans and mortgages prompted consumers to tighten their belts. Capital spending also slowed, as businesses curtailed new investments in plants and factories, while reducing the pace of investment in productivity-enhancing equipment and software. Residential construction remained relatively strong, although slightly off the torrid pace set in 2004.

After recovering dramatically in 2004, job creation weakened somewhat in early 2005...

The nation’s labor markets strengthened during the year, although the pace of job creation weakened at the close of the period. Hiring picked up during the year in areas that had suffered large technology sector layoffs. Also, manufacturing, financial services, business services, trucking, shipping, construction, energy, health care, and media also generated new jobs. In the first quarter of 2005, however, employers showed some reticencein hiring practices, as they were forced to cope with unpredictable fuel cost hikes.

Intermediate-term municipal bonds yield 80% of Treasury yields

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Funds’ yields.  Statistics as of March 31, 2005.

Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

The Federal Reserve continued to raise short-term interest rates in 2005...

The Federal Reserve pushed short-term rates higher, suggesting it will continue to raise rates to keep the economy from growing too quickly and, thereby, reviving inflation. Beginning in June 2004, the Fed increased its Federal Funds rate – a key short-term interest rate barometer – on eight occasions, raising that benchmark from 1.00% to 3.00%, including its most recent rate hike in May 2005.

The municipal bond market posted a modest gain for the year, slightly outperforming the Treasury market. For the year ended March 31, 2005, the Lehman Brothers Municipal Bond Index – an unmanaged index of longer-term, investment-grade, municipal debt securities made up of issues larger than $50 million – had a total return of 2.67.%.*

* It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

3

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

INVESTMENT UPDATE

The Fund

Performance for the Past Year

•   The Fund’s Class A shares had a total return of 2.29% for the year ended March 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $10.21 per share on March 31, 2005 from $10.40 on March 31, 2004, and the reinvestment of $0.425 in regular monthly dividends.(2)

•   The Fund’s Class B shares had a total return of 1.51% for the year ended March 31, 2005.(1) This return was the result of a decrease in NAV to $10.22 per share on March 31, 2005 from $10.41 on March 31, 2004, and the reinvestment of $0.345 in regular monthly dividends.(2)

•   The Fund’s Class C shares had a total return of 1.51% for the year ended March 31, 2005.(1) This return was the result of a decrease in NAV to $9.58 per share on March 31, 2005 from $9.75 on March 31, 2004, and the reinvestment of $0.316 in regular monthly dividends.(2)

•   For comparison, the Lehman Brothers 7-Year Municipal Bond Index – an unmanaged index of investment-grade, municipal debt securities with an average maturity of 7 years – had a total return of 0.80% for the year ended March 31, 2005.(3)

•   Based on the Fund’s most recent dividend of the period and NAVs on March 31, 2005 of $10.21 per share for Class A, $10.22 for Class B and $9.58 for Class C, the Fund’s distribution rates were 4.16%, 3.38% and 3.37%, respectively.(4) The distribution rates of Class A, Class B and Class C are equivalent to taxable rates of 6.40%, 5.20% and 5.18%, respectively.(5)

•   The SEC 30-day yields for Class A, B and C shares at March 31, 2005 were 3.65%, 2.98% and 2.98%, respectively.(6) The SEC 30-day yields of Class A, Class B and Class C are equivalent to taxable yields of 5.62%, 4.58% and 4.58%, respectively.(5)

*  Private insurance does not decrease the risk of loss of principal associated with this investment.

William H. Ahern

Portfolio Manager

Management Discussion

•   The U.S. economy expanded moderately during the period, despite concerns over rising fuel costs. Manufacturing rebounded somewhat, while financial services, business services, transportation, construction, energy and health care posted strong job growth. The U.S. jobless rate was 5.2% in March 2005, down from 5.7% a year ago.

•   Insured* transportation bonds constituted the Fund’s largest sector weighting at March 31, 2005. Investments included issues for major airport authorities, as well as highway and turnpike authorities and a state transportation trust fund. With income drawn from toll collections and airport gate fees, transportation bonds have enjoyed historically stable revenues.

•   The Fund maintained a significant investment in the electric utilities sector. As essential services bonds, utilities tend to have a revenue base less impacted by fluctuations in the economy. Management emphasized utilities with established management located in growing service areas.

•   Hospital bonds remained major investments in the Fund. With stricter Medicare reimbursement rules and increasingly intense competition, management focused on institutions it believes have sound financial structures, good management and in-demand specialties.

•   The Fund had investments in special tax revenue issues, which financed a wide range of infrastructure and capital improvement projects across the nation. The bonds provide communities a financing alternative and are backed by specially-directed tax revenues, such as cigarette, sales or use taxes.

•   Management adjusted the Fund’s coupon structure to reflect the upward shift in interest rates. Management also continued to update call protection, paring issues with unfavorable call features in favor of bonds with longer-dated call provisions.

Formerly, the Fund invested its assets in a corresponding investment company (referred to as the Portfolio) that had the same investment objective and policies as the Fund. Effective October 8, 2004, the Fund began to invest its assets directly in securities. The Fund’s investment objective and other investment policies remain unchanged. In addition, Boston Management and Research, the investment adviser to the Portfolio, acts as investment adviser to the Fund. The investment advisery fee paid remains unchanged.

(1)

These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.

(2)	A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax. Income may be subject to state and local taxes.
(3)

It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(4)	The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.
(5)	Taxable-equivalent figures assume a maximum 35.00% federal income tax rate. A lower rate would result in lower tax-equivalent figures.
(6)	The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

4

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	2.29%	1.51%	1.51%
Five Years	5.65	4.85	4.85
Ten Years	N.A.	4.21	4.08
Life of Fund†	5.09	4.47	3.68

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-0.01%	-1.44%	0.53%
Five Years	5.16	4.85	4.85
Ten Years	N.A.	4.21	4.08
Life of Fund†	4.82	4.47	3.68

†    Inception Dates – Class A: 6/27/96; Class B: 5/22/92; Class C: 12/8/93

(1)  Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Diversification by Credit Quality(2)

(2)  As a percentage of total investments, as of March 31, 2005. Holdings subject to change due to active management.

* Sources: Thomson Financial; Lipper, Inc.

Class B of the Fund commenced operations on 5/22/92.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 6/27/96 and 3/31/95, respectively, would have been valued at $15,443 and $14,920, respectively, on March 31, 2005. A $10,000 hypothetical investment in Class A at maximum offering price would have been valued at $15,097.  It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

5

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2004 – March 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance National Limited Maturity Municipals Fund

	Beginning Account Value (10/1/04)	Ending Account Value (3/31/05)	Expenses Paid During Period* (10/1/04-3/31/05)

Actual
Class A	$1,000.00	$1,004.73	$3.90
Class B	$1,000.00	$1,001.88	$7.64
Class C	$1,000.00	$1,001.27	$7.63
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,021.00	$3.93
Class B	$1,000.00	$1,017.30	$7.70
Class C	$1,000.00	$1,017.30	$7.70

* Expenses are equal to the Fund’s annualized expense ratio of 0.78% for Class A shares, 1.53% for Class B shares and 1.53% for Class C shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2004.

6

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 98.1%
Principal Amount (000's omitted)	Security	Value
Cogeneration - 1.8%
$1,595	Carbon County, PA, IDA, (Panther Creek Partners), (AMT), 6.65%, 5/1/10	$1,722,377
985	Ohio Water Development Authority, Solid Waste Disposal, (Bay Shore Power), (AMT), 6.625%, 9/1/20	1,015,614
350	Pennsylvania EDA, (Resource Recovery-Northampton), (AMT), 6.75%, 1/1/07	360,010
1,400	Pennsylvania EDA, (Resource Recovery-Colver), (AMT), 7.05%, 12/1/10	1,432,704
		$4,530,705
Education - 3.5%
$2,000	Illinois Educational Facility Authority, (Art Institute of Chicago), 4.45%, 3/1/34	$1,977,500
2,815	Missouri Health and Educational Facilities Authority, (St. Louis University), 5.50%, 10/1/16	3,166,622
850	New Hampshire HEFA, (Colby-Sawyer College), 7.20%, 6/1/12	888,301
1,235	New Jersey Educational Facilities Authority, (Steven's Institute of Technology), 5.00%, 7/1/12	1,304,419
1,700	University of Illinois, 0.00%, 4/1/15	1,075,624
1,000	University of Illinois, 0.00%, 4/1/16	596,670
		$9,009,136
Electric Utilities - 10.8%
$1,000	Brazos River Authority, TX, (Reliant Energy, Inc.), 7.75%, 12/1/18	$1,112,190
1,500	California Department of Water Resource Power Supply, 5.125%, 5/1/18	1,582,125
3,000	Energy Northwest Washington Electric, (Columbia Generating), 5.50%, 7/1/15	3,349,740
1,000	Illinois Development Finance Authority PCR, (AMT), 5.00%, 6/1/28	1,025,490
2,500	New Hampshire Business Finance Authority Pollution Control, (Central Maine Power Co.), 5.375%, 5/1/14	2,642,050
3,050	New York Energy Research and Development Authority Facility, (AMT), 4.70%, 6/1/36	3,056,710
4,100	North Carolina Eastern Municipal Power Agency, 5.375%, 1/1/13	4,394,585
4,000	North Carolina Municipal Power Agency, (Catawba), 5.50%, 1/1/13	4,378,040
1,000	North Carolina Municipal Power Agency, (Catawba), 6.375%, 1/1/13	1,107,050
1,250	Sam Rayburn, TX, Municipal Power Agency, Power Supply System, 6.00%, 10/1/16	1,363,675
1,000	San Antonio, TX, Electric and Natural Gas, 4.50%, 2/1/21	1,000,120

Principal Amount (000's omitted)	Security	Value
Electric Utilities (continued)
$2,500	Wake County, NC, Industrial Facilities and Pollution Control Financing Authority, (Carolina Power and Light Co.), 5.375%, 2/1/17	$2,652,550
		$27,664,325
Escrowed / Prerefunded - 6.8%
$1,000	Arkansas State Student Loan Authority, (AMT), Prerefunded to 6/1/06, 6.25%, 6/1/10	$1,036,760
355	Florence, KY, Housing Facilities, (Bluegrass Housing), Escrowed to Maturity, 7.25%, 5/1/07	356,342
465	Forsyth County, GA, Hospital Authority, (Georgia Baptist Health Care System), Escrowed to Maturity, 6.00%, 10/1/08	490,217
500	Kershaw County, SC, School District, Prerefunded to 2/1/10, 5.00%, 2/1/18	525,205
3,500	Maricopa County, AZ, IDA, Multifamily, Escrowed to Maturity, 6.45%, 1/1/17(1)	3,770,375
575	Maricopa County, AZ, IDA, Multifamily, Escrowed to Maturity, 7.875%, 1/1/11	652,493
3,000	Massachusetts Turnpike Authority, Escrowed to Maturity, 5.00%, 1/1/20	3,217,560
2,110	Metropolitan Transportation Authority of New York, Prerefunded to 7/1/15, 5.50%, 7/1/17	2,393,816
395	Michigan Hospital Finance Authority, (Presbyterian Villages), Escrowed to Maturity, 6.20%, 1/1/06	401,020
2,000	New Jersey Transportation Trust Fund Authority, (Transportation System), Prerefunded to 6/15/13, 5.50%, 6/15/14	2,247,980
1,195	North Carolina Eastern Municipal Power Agency, Escrowed to Maturity, 4.00%, 1/1/18	1,172,104
1,000	Northwest Arkansas Regional Airport Authority, (AMT), Prerefunded to 2/1/08, 7.625%, 2/1/27	1,124,110
		$17,387,982
General Obligations - 3.6%
$1,000	Keller, TX, Independent School District, 0.00%, 8/15/11	$777,440
1,650	McAllen, TX, Independent School District, (PSF), 4.50%, 2/15/18	1,653,663
5,000	New York City, NY, 5.00%, 12/1/20	5,184,000
1,500	New York City, NY, 5.625%, 12/1/13	1,631,250
		$9,246,353
Health Care-Miscellaneous - 1.0%
$2,000	Illinois HFA, (Lutheran Social Services), 6.125%, 8/15/10	$2,000,820
150	Pittsfield Township, MI, EDC, (Arbor Hospice), 7.875%, 8/15/27	144,646

See notes to financial statements

7

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Health Care-Miscellaneous (continued)
$530	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.00%, 12/1/36	$541,648
		$2,687,114
Hospital - 10.5%
$550	Colorado Health Facilities Authority, (Parkview Episcopal Medical Center), 5.75%, 9/1/09	$587,494
165	Colorado Health Facilities Authority, (Parkview Episcopal Medical Center), 6.125%, 9/1/25	169,044
2,500	Cuyahoga County, OH, (Cleveland Clinic Health System), 6.00%, 1/1/17	2,793,300
100	Michigan Hospital Finance Authority, (Central Michigan Community Hospital), 6.00%, 10/1/05	101,082
100	Michigan Hospital Finance Authority, (Central Michigan Community Hospital), 6.10%, 10/1/06	103,006
225	Michigan Hospital Finance Authority, (Central Michigan Community Hospital), 6.20%, 10/1/07	235,737
545	Michigan Hospital Finance Authority, (Gratiot Community Hospital), 6.10%, 10/1/07	566,446
2,000	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.50%, 3/1/14	2,148,700
1,000	Michigan Hospital Finance Authority, (Memorial Healthcare Center), 5.875%, 11/15/21	1,031,830
2,490	Michigan Hospital Finance Authority, Variable Rate, 9.935%, 11/1/12(2)(3)	2,972,238
300	New Hampshire HEFA, (Littleton Hospital Association), 5.45%, 5/1/08	302,982
1,800	New York Dormitory Authority, (Methodist Hospital), 5.25%, 7/1/15	1,924,290
2,055	New York Dormitory Authority, (Methodist Hospital), 5.25%, 7/1/16	2,188,842
2,185	Oklahoma Development Finance Authority, (Hillcrest Medical Center), Escrowed to Maturity, 5.00%, 8/15/09	2,318,547
2,000	Orange County, FL, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/18	2,102,880
2,000	Orange County, FL, Health Facilities Authority, (Adventist Health System), 6.375%, 11/15/20	2,199,480
1,130	Orange County, FL, Health Facilities Authority, (Nemours Foundation), 5.00%, 1/1/18	1,203,043
1,740	Saginaw, MI, Hospital Finance Authority, 5.125%, 7/1/22	1,768,710
2,000	South Carolina Jobs-Economic Development Authority, (Palmetto Health Alliance), 6.00%, 8/1/12	2,171,700
		$26,889,351

Principal Amount (000's omitted)	Security	Value
Housing - 0.5%
$600	Georgia Private Colleges and Universities Authority, Student Housing Revenue, (Mercer Housing Corp.), 6.00%, 6/1/31	$619,128
680	Sandoval County, NM, Multifamily, 6.00%, 5/1/32	666,148
115	Texas Student Housing Corp., (University of Northern Texas), 9.375%, 7/1/06	91,823
		$1,377,099
Industrial Development Revenue - 4.9%
$315	Austin, TX, (Cargoport Development LLC), (AMT), 7.50%, 10/1/07	$322,853
430	Austin, TX, (Cargoport Development LLC), (AMT), 8.30%, 10/1/21	452,480
1,320	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 6.875%, 10/1/32(4)	1,125,300
1,630	Houston, TX, Industrial Development Corp., (AMT), 6.375%, 1/1/23	1,676,911
1,000	Michigan Job Development Authority, (General Motors Corp.), PCR, 5.55%, 4/1/09	1,002,520
1,435	Mississippi Business Finance Corp., (Air Cargo), (AMT), 7.25%, 7/1/34	1,456,295
1,440	New Jersey EDA, (Continental Airlines), (AMT), 6.25%, 9/15/19	1,185,106
1,000	New Jersey EDA, (Holt Hauling), 7.90%, 3/1/27(4)	955,930
1,500	Nez Perce County, ID, PCR, (Potlatch Corp.), 6.125%, 12/1/07	1,534,530
2,825	Toledo Lucas County, OH, Port Authority, (Cargill, Inc.), 4.50%, 12/1/15	2,859,974
		$12,571,899
Insured-Education - 1.0%
$2,000	New York Dormitory Authority, (SUNY, NY), (XLCA), 5.25%, 7/1/32	$2,179,220
500	Southern Illinois University, Housing and Auxiliary Facilities, (MBIA), 0.00%, 4/1/17	283,985
		$2,463,205
Insured-Electric Utilities - 3.4%
$750	California Pollution Control Financing Authority, PCR, (Pacific Gas and Electric), (MBIA), (AMT), 5.35%, 12/1/16	$797,925
2,000	Forsyth, MT, PCR, (Avista Corp.), (AMBAC), 5.00%, 10/1/32(5)	2,112,760
1,975	Long Island Power Authority, NY, Electric System Revenue, (XLCA), 5.25%, 12/1/13	2,163,593
2,000	Long Island Power Authority, NY, Electric System Revenue, (XLCA), 5.25%, 6/1/14	2,191,460

See notes to financial statements

8

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Electric Utilities (continued)
$400	Piedmont, SC, Municipal Power Agency, (MBIA), 5.00%, 1/1/15	$412,244
1,000	Puerto Rico Electric Power Authority, (XLCA), 5.375%, 7/1/18	1,126,550
		$8,804,532
Insured-Escrowed / Prerefunded - 1.5%
$1,000	Long Island Power Authority, NY, Electric System Revenue, (FSA), Escrowed to Maturity, 5.25%, 12/1/14	$1,104,240
1,000	Metropolitan Transportation Authority, NY, Commuter Facilities, (AMBAC), Escrowed to Maturity, 5.00%, 7/1/20	1,047,880
1,000	Metropolitan Transportation Authority, NY, Transit Facilities, (FGIC), Prerefunded to 10/1/15, 4.50%, 4/1/18	1,049,970
500	Metropolitan Transportation Authority, NY, Transit Facilities, (MBIA), Escrowed to Maturity, 5.00%, 7/1/17	526,950
		$3,729,040
Insured-General Obligations - 6.8%
$1,655	Bridgeport, CT, (MBIA), 5.25%, 8/15/17	$1,791,736
1,000	Egg Harbor Township, NJ, School District, (FSA), 5.50%, 7/15/19	1,137,970
1,000	Hillsborough Township, NJ, School District, (FSA), 5.375%, 10/1/18	1,137,310
1,000	Jackson County, OR, School District No. 9 Eagle Point, (MBIA), 5.50%, 6/15/19(6)	1,137,380
5,000	Minneapolis, MN, Special School District No. 1, (MBIA), 4.50%, 2/1/19	5,023,250
1,850	New York, NY, (FGIC), 5.50%, 6/1/12	2,055,646
1,400	Springfield, OH, City School District, (FGIC), 5.00%, 12/1/17	1,490,524
1,000	St. Louis, MO, Board of Education, (FSA), 0.00%, 4/1/16	609,640
500	Summit County, OH, (FGIC), 4.75%, 12/1/21	516,500
1,000	Washington County, OR, School District No. 15 Forest Grove, (FSA), 5.50%, 6/15/19(6)	1,137,380
1,255	Yamhill County, OR, School District No. 29J, (FGIC), 5.50%, 6/15/19(6)	1,427,412
		$17,464,748
Insured-Hospital - 3.3%
$775	Akron, Bath and Copley, OH, Township, Hospital District, (Childrens Hospital Center), (FSA), 5.25%, 11/15/15	$834,970
1,180	Akron, Bath and Copley, OH, Township, Hospital District, (Childrens Hospital Center), (FSA), 5.25%, 11/15/16	1,267,745
2,000	El Paso County, TX, Hospital District, (MBIA), 0.00%, 8/15/06	1,925,020

Principal Amount (000's omitted)	Security	Value
Insured-Hospital (continued)
$3,000	Montgomery, AL, BMC Special Care Facilities Financing Authority, (Baptist Health Montgomery), (MBIA), 0.00%, 11/15/17	$2,730,480
2,000	Montogmery, AL, BMC Special Care Facilities Financing Authority, (Baptist Health Montgomery), (MBIA), 0.00%, 11/15/18(7)	1,812,140
		$8,570,355
Insured-Lease Revenue / Certificates of Participation - 1.7%
$1,380	Anaheim, CA, Public Financing Authority, (Public Improvements), (FSA), 0.00%, 9/1/19	$687,212
1,000	Laredo, TX, Certificates of Obligation, (MBIA), 4.50%, 2/15/17	1,004,100
1,000	New Jersey Transportation Trust Fund Authority, Certificates of Participation, (MBIA), 5.25%, 12/15/14	1,100,260
2,100	Texas Public Finance Authority, (MBIA), 0.00%, 2/1/12	1,586,382
		$4,377,954
Insured-Miscellaneous - 0.4%
$1,000	Missouri Development Finance Board Cultural Facility, (Nelson Gallery Foundation), (MBIA), 5.25%, 12/1/14	$1,084,760
		$1,084,760
Insured-Solid Waste - 0.5%
$1,175	Massachusetts Development Finance Agency, (Semass System), (MBIA), 5.625%, 1/1/12	$1,298,234
		$1,298,234
Insured-Special Tax Revenue - 0.8%
$1,000	Julington Creek Plantation, FL, Community Development District, (MBIA), 4.75%, 5/1/19	$1,022,530
1,000	Reno, NV, Capital Improvements, (FGIC), 5.625%, 6/1/14	1,109,920
		$2,132,450
Insured-Transportation - 13.2%
$2,295	Chicago, IL, O'Hare International Airport, (MBIA), (AMT), 5.75%, 1/1/17	$2,494,596
1,000	Denver, CO, City and County Airport, (FSA), (AMT), 5.00%, 11/15/11	1,059,120
1,640	Denver, CO, City and County Airport, (MBIA), 6.00%, 11/15/11	1,850,740
4,000	Hawaii State Highway, (FSA), 5.25%, 7/1/19	4,444,400

See notes to financial statements

9

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$1,000	Houston, TX, Airport System, (FGIC), (AMT), 5.50%, 7/1/12	$1,078,390
2,000	Kenton County, KY, Airport, (Cincinnati/Northern Kentucky), (MBIA), (AMT), 5.625%, 3/1/13	2,167,220
2,500	Massachusetts Port Authority, (Delta Airlines), (AMBAC), (AMT), 5.50%, 1/1/15	2,657,000
1,000	Miami-Dade County, FL, Aviation, (Miami International Airport), (FGIC), (AMT), 5.50%, 10/1/13	1,084,240
2,000	Minneapolis and St. Paul, MN, Metropolitan Airport Commission, (FGIC), (AMT), 5.25%, 1/1/11	2,137,220
1,430	Minneapolis and St. Paul, MN, Metropolitan Airports Commission Airport, (FGIC), (AMT), 6.00%, 1/1/11	1,568,581
5,000	New Jersey Transportation Trust Fund Authority, (FGIC), 5.50%, 12/15/20	5,658,200
2,000	New Jersey Transportation Trust Fund Authority, (FSA), 5.25%, 10/1/14	2,231,000
1,000	New Jersey Transportation Trust Fund Authority, (MBIA), 5.50%, 12/15/17	1,125,350
1,000	Ohio Turnpike Commission, (FGIC), 5.50%, 2/15/18	1,133,000
1,000	Port Seattle, WA, (MBIA), (AMT), 6.00%, 2/1/11	1,108,890
2,000	Wayne Charter County, MI, Metropolitan Airport, (FGIC), (AMT), 5.50%, 12/1/15	2,164,040
		$33,961,987
Insured-Water and Sewer - 1.2%
$2,000	Honolulu, HI, Wastewater System, (FGIC), 0.00%, 7/1/11	$1,565,280
1,250	Washington County, OR, Clean Water Services, (MBIA), 5.25%, 10/1/16	1,389,863
		$2,955,143
Lease Revenue / Certificates of Participation - 1.5%
$3,385	New Jersey EDA, (School Facilities Construction), 5.50%, 9/1/19	$3,800,475
		$3,800,475
Nursing Home - 0.6%
$810	Clovis, NM, IDR, (Retirement Ranches, Inc.), 7.75%, 4/1/19	$840,326
250	Massachusetts IFA, (Age Institute of Massachusetts), 7.60%, 11/1/05	250,103
485	Wisconsin HEFA, (Wisconsin Illinois Senior Housing), 7.00%, 8/1/29	456,443
		$1,546,872

Principal Amount (000's omitted)	Security	Value
Other Revenue - 4.1%
$1,000	Arizona Health Facilities Authority, (Blood Systems, Inc.), 5.00%, 4/1/21	$1,015,940
890	Barona, CA, (Band of Mission Indians), 8.25%, 1/1/20	919,886
2,000	California Statewide Communities Development Authority, (East Valley Tourist Development Authority), 8.25%, 10/1/14(2)	2,037,480
1,650	Capital Trust Agency, FL, (Seminole Tribe Convention), 8.95%, 10/1/33	1,848,000
2,500	Golden Tobacco Securitization Corp., CA, 5.00%, 6/1/13	2,504,375
1,000	Mohegan Tribe, CT, Gaming Authority, 5.375%, 1/1/11(2)	1,056,000
1,000	Sandoval County, NM, (Santa Ana Pueblo), 7.75%, 7/1/15(2)	1,026,060
115	Santa Fe, NM, (Crow Hobbs), 8.25%, 9/1/05	114,762
		$10,522,503
Pooled Loans - 1.1%
$1,900	Arizona Educational Loan Marketing Corp., (AMT), 6.25%, 6/1/06	$1,949,514
790	Ohio Economic Development, (Ohio Enterprise Bond Fund), (AMT), 5.25%, 12/1/15	810,848
		$2,760,362
Senior Living / Life Care - 1.3%
$765	Albuquerque, NM, Retirement Facilities, (La Vida Liena Retirement Center), 6.60%, 12/15/28	$748,767
1,105	Arizona Health Facilities Authority, (Care Institute, Inc.-Mesa), 7.625%, 1/1/06(8)	1,046,148
500	Kansas City, MO, IDR, (Kingswood Manor), 5.80%, 11/15/17	475,075
240	Massachusetts IFA, (Forge Hill), (AMT), 6.75%, 4/1/30	226,502
280	Mesquite, TX, Health Facilities Development, (Christian Care Centers), 7.00%, 2/15/10	296,674
490	North Miami, FL, Health Facilities Authority, (Imperial Club), 6.75%, 1/1/33	451,432
		$3,244,598
Solid Waste - 1.2%
$3,000	Niagra County, NY, IDA, (American Ref-Fuel Co. LLC), (AMT), 5.55%, 11/15/24	$3,198,180
		$3,198,180
Special Tax Revenue - 9.1%
$1,500	Brentwood, CA, Infrastructure Financing Authority, 6.375%, 9/2/33	$1,545,555
3,000	California State Economic Recovery, 5.25%, 7/1/13	3,297,600
500	Concorde Estates Community Development District, FL, Capital Improvements, 5.00%, 5/1/11	500,110

See notes to financial statements

10

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Special Tax Revenue (continued)
$500	Cottonwood, CO, Water and Sanitation District, 7.75%, 12/1/20	$522,805
2,000	Detroit, MI, Downtown Development Authority Tax Increment, 0.00%, 7/1/21	846,720
300	Fishhawk, FL, Community Development District, 5.00%, 11/1/07	304,017
2,100	Fishhawk, FL, Community Development District II, 5.125%, 11/1/09	2,119,866
250	Frederick County, MD, Urbana Community Development Authority, 6.625%, 7/1/25	259,115
430	Gateway, FL, Services Community Development District, (Stoneybrook), 5.50%, 7/1/08	437,280
1,895	Heritage Harbour, FL, South Community Development District, Capital Improvements, 5.25%, 11/1/08	1,907,071
135	Heritage Palms Community Development District, FL, Capital Improvements, 6.25%, 11/1/07	135,952
785	Jurupa, CA, Community Services District, 5.00%, 9/1/25	771,655
115	Longleaf, FL, Community Development District, 6.20%, 5/1/09	111,369
1,000	Massachusetts Bay Transportation Authority, 5.25%, 7/1/18	1,108,490
2,000	Massachusetts Bay Transportation Authority, Sales Tax, 5.50%, 7/1/17	2,262,240
3,000	New Jersey EDA, (Cigarette Tax), 5.50%, 6/15/16	3,253,830
1,000	New York Local Government Assistance Corp., 5.25%, 4/1/16	1,094,970
2,000	Sterling Hill Community Development District, FL, Capital Improvements, 5.50%, 11/1/10	2,032,040
850	Tiverton, RI, Obligation Tax Increment, (Mount Hope Bay Village), 6.00%, 5/1/09	870,451
		$23,381,136
Transportation - 2.0%
$1,170	Delaware River Joint Toll Bridge Commission, PA, 5.25%, 7/1/15	$1,260,757
100	Eagle County, CO, Airport Terminal Corp., (American Airlines), (AMT), 6.75%, 5/1/06	101,194
2,500	Louisiana Offshore Terminal Authority, Deepwater Port Revenue, (Loop, LLC), 5.25%, 9/1/15	2,632,225
1,000	Port Authority of New York and New Jersey, 5.375%, 3/1/28	1,114,330
		$5,108,506
Total Tax-Exempt Investments - 98.1% (identified cost $244,872,796)		$251,769,004
Other Assets, Less Liabilities - 1.9%		$4,823,587
Net Assets - 100.0%		$256,592,591

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

At March 31, 2005, the concentration of the Fund's investments in the various states, determined as a percentage of net assets, is as follows:

New York  13.3%

Others, representing less than 10% individually  84.8%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2005, 34.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.3% to 13.4% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the aggregate value of the securities is $2,972,238 or 1.2% of the Fund's net assets.

(3)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at March 31, 2005.

(4)  Defaulted bond.

(5)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(6)  When-issued security.

(7)  Step bond.

(8)  Security is in default and making only partial interest payments.

See notes to financial statements

11

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of March 31, 2005

Assets
Investments, at value (identified cost, $244,872,796)	$251,769,004
Cash	4,674,625
Receivable for investments sold	490,424
Receivable for Fund shares sold	1,200,833
Interest receivable	3,698,710
Prepaid expenses	29,096
Total assets	$261,862,692
Liabilities
Payable for when-issued securities	$3,697,659
Payable for Fund shares redeemed	828,137
Dividends payable	427,479
Payable for daily variation margin on open financial futures contracts	223,266
Payable to affiliate for distribution and service fees	13,410
Payable to affiliate for Trustees' fees	36
Accrued expenses	80,114
Total liabilities	$5,270,101
Net assets	$256,592,591
Sources of Net Assets
Paid-in capital	$254,350,901
Accumulated net realized loss (computed on the basis of identified cost)	(4,781,354)
Accumulated distributions in excess of net investment income	(206,375)
Net unrealized appreciation (computed on the basis of identified cost)	7,229,419
Total	$256,592,591
Class A Shares
Net Assets	$152,110,915
Shares Outstanding	14,894,656
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.21
Maximum Offering Price Per Share (100 ÷ 97.75 of $10.21)	$10.45
Class B Shares
Net Assets	$27,156,706
Shares Outstanding	2,656,990
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.22
Class C Shares
Net Assets	$77,324,970
Shares Outstanding	8,074,753
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.58
On sales of $100,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
March 31, 2005

Investment Income
Interest	$5,600,972
Interest allocated from Portfolio	6,051,003
Expenses allocated from Portfolio	(673,572)
Total investment income	$10,978,403
Expenses
Investment adviser fee	$518,620
Trustees' fees and expenses	6,489
Distribution and service fees Class A	199,038
Class B	282,641
Class C	667,721
Transfer and dividend disbursing agent fees	114,053
Custodian fee	98,125
Registration fees	63,336
Legal and accounting services	38,218
Printing and postage	19,087
Miscellaneous	20,553
Total expenses	$2,027,881
Deduct - Reduction of custodian fee	$21,418
Reduction of investment adviser fee	600
Total expense reductions	$22,018
Net expenses	$2,005,863
Net investment income	$8,972,540
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis)	$1,313,106
Investment transactions from Portfolio (identified cost basis)	272,440
Financial futures contracts	(1,188,367)
Financial futures contracts from Portfolio	(662,476)
Net realized loss	$(265,297)
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$(4,939,414)
Investments from Portfolio (identified cost basis)	(290,088)
Financial futures contracts	878,898
Financial futures contracts from Portfolio	35,504
Net change in unrealized appreciation (depreciation)	$(4,315,100)
Net realized and unrealized loss	$(4,580,397)
Net increase in net assets from operations	$4,392,143

See notes to financial statements

12

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended March 31, 2005	Year Ended March 31, 2004
From operations - Net investment income	$8,972,540	$8,430,805
Net realized loss from investment transactions and financial futures contracts	(265,297)	(1,067,462)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(4,315,100)	4,082,295
Net increase in net assets from operations	$4,392,143	$11,445,638
Distributions to shareholders - From net investment income Class A	$(5,454,047)	$(5,132,061)
Class B	(1,048,876)	(1,168,727)
Class C	(2,470,667)	(1,947,384)
Total distributions to shareholders	$(8,973,590)	$(8,248,172)
Transactions in shares of beneficial interest - Proceeds from sale of shares
Class A	$64,046,619	$48,454,822
Class B	7,250,045	17,968,278
Class C	25,915,496	37,670,041
Net asset value of shares issued to shareholders in payment of distributions declared Class A	3,133,855	2,524,200
Class B	558,191	562,608
Class C	1,076,697	930,251
Cost of shares redeemed Class A	(50,093,129)	(45,897,608)
Class B	(6,533,382)	(13,921,274)
Class C	(15,450,266)	(18,983,187)
Net asset value of shares exchanged Class A	7,265,517	3,909,314
Class B	(7,265,517)	(3,909,314)
Net increase in net assets from Fund share transactions	$29,904,126	$29,308,131
Net increase in net assets	$25,322,679	$32,505,597
Net Assets
At beginning of year	$231,269,912	$198,764,315
At end of year	$256,592,591	$231,269,912
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(206,375)	$(115,613)

See notes to financial statements

13

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended March 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001
Net asset value - Beginning of year	$10.400	$10.250	$9.860	$10.040	$9.790
Income (loss) from operations
Net investment income	$0.422	$0.437	$0.461	$0.485	$0.531
Net realized and unrealized gain (loss)	(0.187)	0.138	0.395	(0.152)	0.241
Total income from operations	$0.235	$0.575	$0.856	$0.333	$0.772
Less distributions
From net investment income	$(0.425)	$(0.425)	$(0.466)	$(0.513)	$(0.522)
Total distributions	$(0.425)	$(0.425)	$(0.466)	$(0.513)	$(0.522)
Net asset value - End of year	$10.210	$10.400	$10.250	$9.860	$10.040
Total Return(3)	2.29%	5.70%	8.90%	3.39%	8.12%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$152,111	$130,466	$119,619	$83,647	$71,365
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.80%†	0.80%	0.82%	0.91%	0.94%
Expenses after custodian fee reduction(4)	0.79%†	0.80%	0.81%	0.88%	0.93%
Net investment income	4.09%†	4.22%	4.54%	4.85%	5.37%
Portfolio Turnover of the Portfolio(5)	14%	27%	24%	12%	13%
Portfolio Turnover of the Fund	19%	-	-	-	-

†  The operating expenses of the Fund reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using the average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.002, and increase net realized and unrealized losses per share by $0.002, and increase the ratio of net investment income to average net assets from 4.83% to 4.85%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

14

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended March 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001
Net asset value - Beginning of year	$10.410	$10.260	$9.860	$10.040	$9.790
Income (loss) from operations
Net investment income	$0.346	$0.360	$0.381	$0.409	$0.461
Net realized and unrealized gain (loss)	(0.191)	0.142	0.405	(0.155)	0.232
Total income from operations	$0.155	$0.502	$0.786	$0.254	$0.693
Less distributions
From net investment income	$(0.345)	$(0.352)	$(0.386)	$(0.434)	$(0.443)
Total distributions	$(0.345)	$(0.352)	$(0.386)	$(0.434)	$(0.443)
Net asset value - End of year	$10.220	$10.410	$10.260	$9.860	$10.040
Total Return(3)	1.51%	4.94%	8.15%	2.58%	7.26%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$27,157	$33,731	$32,517	$10,638	$7,840
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.55%†	1.55%	1.57%	1.66%	1.68%
Expenses after custodian fee reduction(4)	1.54%†	1.55%	1.56%	1.63%	1.67%
Net investment income	3.36%†	3.48%	3.75%	4.09%	4.61%
Portfolio Turnover of the Portfolio(5)	14%	27%	24%	12%	13%
Portfolio Turnover of the Fund	19%	-	-	-	-

†  The operating expenses of the Fund reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using the average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.002, and increase net realized and unrealized losses per share by $0.002, and increase the ratio of net investment income to average net assets from 4.07% to 4.09%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

15

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended March 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001
Net asset value - Beginning of year	$9.750		$9.610	$9.240	$9.400	$9.160
Income (loss) from operations
Net investment income	$0.324		$0.335	$0.357	$0.379	$0.423
Net realized and unrealized gain (loss)	(0.171)		0.133	0.379	(0.138)	0.225
Total income from operations	$0.153		$0.468	$0.736	$0.241	$0.648
Less distributions
From net investment income	$(0.323)		$(0.328)	$(0.366)	$(0.401)	$(0.408)
Total distributions	$(0.323)		$(0.328)	$(0.366)	$(0.401)	$(0.408)
Net asset value - End of year	$9.580		$9.750	$9.610	$9.240	$9.400
Total Return(3)	1.51	%(6)	4.93%	8.12%	2.58%	7.25%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$77,325		$67,073	$46,629	$19,488	$7,517
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.55	%†	1.55%	1.57%	1.66%	1.69%
Expenses after custodian fee reduction(4)	1.54	%†	1.55%	1.56%	1.63%	1.68%
Net investment income	3.35	%†	3.45%	3.75%	4.05%	4.61%
Portfolio Turnover of the Portfolio(5)	14%		27%	24%	12%	13%
Portfolio Turnover of the Fund	19%		-	-	-	-

†  The operating expenses of the Fund reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using the average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.002, and increase net realized and unrealized losses per share by $0.002, and increase the ratio of net investment income to average net assets from 4.03% to 4.05%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(6)  Total return reflects a decrease of 0.07% due to a change in the timing of the payment and reinvestment of distributions.

See notes to financial statements

16

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance National Limited Maturity Municipals Fund (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks to achieve current income exempt from regular federal income tax and particular state or local income or other taxes by investing primarily in investment grade municipal obligations. The Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class B shares held longer than (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expires will automatically convert to Class A shares. In addition, Class B shares acquired through the reinvestment of distributions will also convert to Class A shares in proportion to shares not acquired through reinvestment. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of paid shares of each class to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses.

On October 8, 2004, the Fund received its pro rata share of cash and securities from the National Limited Maturity Municipals Portfolio (the Portfolio) in a complete liquidation of its interests in the Portfolio. Subsequent to October 8, 2004, the Fund invests directly in securities rather than through the Portfolio and maintains the same investment objective.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

C  Expenses - The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D  Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, if any, and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $4,687,486 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover will expire as follows on: March 31, 2006, $320,446, March 31, 2007, $60,400, March 31, 2009, $248,691, March 31, 2010, $146,034, March 31, 2011, $1,719,505, March 31, 2012, $779,785 and March 31, 2013, $1,412,625. Dividends paid by the Fund from net interest on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated Investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

E  Financial Futures Contracts - Upon the entering of a financial futures contract, the Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the

17

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F  Legal Fees - Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Options on Financial Futures Contracts - Upon the purchase of a put option on a financial futures contract by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

H  When-issued and Delayed Transactions - The Fund may engage in when-issued and delayed delivery transactions. The Fund records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

I  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

J  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

K  Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

L  Other - Investment transactions are accounted for on a trade-date basis. Realized gains and losses are computed on the specific identification of securities sold.

2  Distributions to Shareholders

The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Dividends are declared separately for each class of shares. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 2006 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

18

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

The tax character of distributions paid for the years ended March 31, 2005 and March 31, 2004 was as follows:

	Year Ended March 31,
	2005	2004
Distributions declared from:
Tax-exempt income	$8,956,195	$8,248,169
Ordinary income	$17,395	$3

During the year ended March 31, 2005, accumulated paid-in capital was decreased by $1,120,027, distributions in excess of net investment income was increased by $89,712, and accumulated net realized loss was decreased by $1,209,739 primarily due to differences between book and tax policies and capital loss carryovers. This change had no effect on the net assets or the net asset value per share.

As of March 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$221,104
Capital loss carryforwards	$(4,687,486)
Unrealized appreciation	$7,468,762
Other temporary differences	$(760,690)

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended March 31,
Class A	2005	2004
Sales	6,206,100	4,677,338
Issued to shareholders electing to receive payments of distributions in Fund shares	304,029	243,429
Redemptions	(4,862,281)	(4,429,599)
Exchange from Class B shares	706,919	377,655
Net increase	2,354,767	868,823

	Year Ended March 31,
Class B	2005	2004
Sales	704,599	1,745,301
Issued to shareholders electing to receive payments of distributions in Fund shares	54,163	54,235
Redemptions	(635,881)	(1,352,076)
Exchange to Class A shares	(706,414)	(377,421)
Net increase (decrease)	(583,533)	70,039
	Year Ended March 31,
Class C	2005	2004
Sales	2,689,404	3,888,131
Issued to shareholders electing to receive payments of distributions in Fund shares	111,362	95,792
Redemptions	(1,603,822)	(1,958,861)
Net increase	1,196,944	2,025,062

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the period from April 1, 2004 to October 8, 2004 the advisory fee allocated from the Portfolio amounted to $544,022, representing 0.45% of the Portfolio's average daily net assets. For the period from October 9, 2004 to March 31, 2005, the Fund's advisory fee amounted to $518,620, representing 0.44% of the Fund's average daily net assets. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Fund that is consideration for third-party research services. For the year ended March 31, 2005, EVM waived $600 of its advisory fee for the Fund.

19

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. For the year ended March 31, 2005, EVM earned $9,007 in sub-transfer agent fees.

The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $15,000 as its portion of the sales charge on sales of Class A shares for the year ended March 31, 2005.

Except as to Trustees of the Fund who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organizations.

During the year ended March 31, 2005, the Fund engaged in sale transactions with other Funds that also utilize BMR as an investment advisor. The sales transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and amounted to $1,133,230.

5  Distribution and Service Plans

The Fund has in effect a distribution plan for Class B shares (Class B Plan) and for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan), (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 3% of the aggregate amount received by the Fund for Class B shares sold and 6.25% of Class C sales of the amount received by the Fund for each share sold and, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to or payable to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the year ended March 31, 2005, the Fund paid or accrued $235,534 and $556,434 for Class B and Class C shares, respectively, to EVD, representing 0.75% of the average daily net assets for Class B and Class C shares. At March 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $1,410,000 and $10,875,000 for Class B and Class C shares, respectively.

The Plans authorize each class to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees approved quarterly service fee payments equal to 0.15% per annum of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended March 31, 2005 amounted to $199,038, $47,107, and $111,287 for Class A, Class B, and Class C shares, respectively.

Certain officers and Trustees of the Fund are officers or directors of EVD.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class A shares made within 18 months of purchase, Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B and Class C shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC

20

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $21,000, $67,000 and $12,000 of CDSC paid by shareholders for Class A shares, Class B shares and Class C shares, respectively, for the year ended March 31, 2005.

7  Investment Transactions

Purchases and sales of investments by the Portfolio, other than U.S. Government securities and short-term obligations, aggregated $43,428,570, and $31,574,967 respectively for the period from April 1, 2004 to October 8, 2004. Purchases and sales of investments by the Fund, other than short-term obligations, aggregated $63,506,241 and $45,585,695, respectively, for the period from October 9, 2004 to March 31, 2005.

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) in value of the investments owned at March 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$244,633,453
Gross unrealized appreciation	$8,278,154
Gross unrealized depreciation	(1,142,603)
Net unrealized appreciation	$7,135,551

9  Line of Credit

The Fund participates with other portfolios and funds managed by BMR and EVM and their affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended March 31, 2005.

10 Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments as of March 31, 2005, is as follows:

Futures Contracts
Expiration Date(s)	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
06/05	249 U.S. Treasury Bond	Short	$(27,953,968)	$(27,732,375)	$221,593
06/05	101 U.S. Treasury Note	Short	(11,147,447)	(11,035,829)	111,618
					$333,211

At March 31, 2005, the Fund had sufficient cash and/or securities to cover margin requirements on open future contracts.

21

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Investment Trust and Shareholders of Eaton Vance National Limited Maturity Municipals Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance National Limited Maturity Municipals Fund (one of the series constituting the Eaton Vance Investment Trust) (the "Fund") as of March 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 13, 2005

22

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you will receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends - 99.81%

23

Eaton Vance National Limited Maturity Municipals Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Eaton Vance National Limited Maturity Municipals Fund (the "Fund") and the investment adviser, Boston Management and Research, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreement between the Fund and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•An independent report comparing the advisory fees of the Fund with those of comparable funds;

•An independent report comparing the expense ratio of the Fund to those of comparable funds;

•Information regarding Fund investment performance in comparison to a relevant peer group of funds and appropriate indices;

•The economic outlook and the general investment outlook in relevant investment markets;

•Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described herein.

The Special Committee also considered the investment adviser's municipal bond portfolio management capabilities, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement. Specifically, the Special Committee considered the investment adviser's 30-person municipal bond team, which includes six portfolio managers and nine credit specialists who provide services to the Fund. The Special Committee noted that the investment adviser's municipal bond team affords the investment adviser extensive in-house research capabilities in addition to the other resources available to the investment adviser. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Fund.

24

Eaton Vance National Limited Maturity Municipals Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In its review of comparative information with respect to Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Fund and for all Eaton Vance Funds as a group. The Special Committee also considered the other benefits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Fund, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure (described herein), is in the interests of shareholders.

25

Eaton Vance National Limited Maturity Municipals Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Investment Trust, (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Trustee and Vice President of the Trust since 1985	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 197 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	197	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	135	None

Samuel L. Hayes, III 2/23/35	Chairman of the Board and Trustee	Trustee of the Trust since 1986 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	197	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	197	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner, Covington & Burling, Washington , DC (1991-2000).	197	None

Norton H. Reamer 9/21/35	Trustee	Since 1985	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	197	None

26

Eaton Vance National Limited Maturity Municipals Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	197	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	135	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas J. Fetter 8/20/43	President	Since 1990	Vice President of EVM and BMR. Officer of 124 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President and Portfolio Manager	Since 2004	Vice President of EVM and BMR. Officer of 78 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 44 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 107 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1993	Vice President of EVM and BMR. Officer of 124 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 197 registered investment companies managed by EVM or BMR.

James L. O'Connor 4/1/45	Treasurer	Since 1988	Vice President of BMR, EVM and EVD. Officer of 121 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 197 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained, without charge, by calling 1-800-225-6265.

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Investment Adviser of Eaton Vance National Limited Maturity Municipals Fund

Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance National Limited Maturity Municipals Fund

Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter

Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian

Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance National Limited Maturity Municipals Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

439-5/05	LNASRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Each of California Limited Maturity Municipals Fund, Florida Limited Maturity Municipals Fund, Massachusetts Limited Maturity Municipals Fund, National Limited Maturity Municipals Fund, New Jersey Limited Maturity Municipals Fund, New York Limited Maturity Municipals Fund, Ohio Limited Maturity Municipals Fund and Pennsylvania Limited Maturity Municipals Fund (the “Fund(s)” or the “Series”) is a series of Eaton Vance Investment Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables represent the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended March 31, 2004 and March 31, 2005 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance California Limited Maturity Municipals Fund

Fiscal Years Ended	03/31/04	03/31/05

Audit Fees	$25,600	$21,166

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,200	$9,400

All Other Fees(3)	$0	$0

Total	$34,800	$30,566

Eaton Vance Florida Limited Maturity Municipals Fund

Fiscal Years Ended	03/31/04	03/31/05

Audit Fees	$28,700	$23,662

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,200	$9,400

All Other Fees(3)	$0	$0

Total	$37,900	$33,062

Eaton Vance Massachusetts Limited Maturity Municipals Fund

Fiscal Years Ended	03/31/04	03/31/05

Audit Fees	$28,700	$25,300

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,200	$9,400

All Other Fees(3)	$0	$0

Total	$37,900	$34,700

Eaton Vance National Limited Maturity Municipals Fund

Fiscal Years Ended	03/31/04	03/31/05

Audit Fees	$40,900	$40,510

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,200	$9,400

All Other Fees(3)	$0	$0

Total	$50,100	$49,910

Eaton Vance New Jersey Limited Maturity Municipals Fund

Fiscal Years Ended	03/31/04	03/31/05

Audit Fees	$25,600	$23,662

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,200	$9,400

All Other Fees(3)	$0	$0

Total	$34,800	$33,062

Eaton Vance New York Limited Maturity Municipals Fund

Fiscal Years Ended	03/31/04	03/31/05

Audit Fees	$34,000	$27,952

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,200	$9,400

All Other Fees(3)	$0	$0

Total	$43,200	$37,352

Eaton Vance Ohio Limited Maturity Municipals Fund

Fiscal Years Ended	03/31/04	03/31/05

Audit Fees	$22,300	$18,592

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,200	$9,400

All Other Fees(3)	$0	$0

Total	$31,500	$27,992

Eaton Vance Pennsylvania Limited Maturity Municipals Fund

Fiscal Years Ended	03/31/04	03/31/05

Audit Fees	$28,700	$23,662

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,200	$9,400

All Other Fees(3)	$0	$0

Total	$37,900	$33,062

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

The following table represents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series.

Fiscal Years Ended	03/31/04	03/31/05

Audit Fees	$234,500	$204,506

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$73,600	$75,200

All Other Fees(3)	$0	$0

Total	$308,100	$279,706

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the fiscal year ended March 31, 2004, $35,000 was billed by D&T, the principal accountant for the Series, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7)(ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	03/31/04	03/31/05

Registrant(1)	$73,600	$75,200

Eaton Vance(2)	$452,358	$379,713

(1)           Includes all of the Series in the Trust.

(2)           The investment adviser to the Funds, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 9.           Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

 The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Investment Trust

By:	/s/Thomas J. Fetter
Thomas J. Fetter
President

Date:	May 11, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/James L. O’Connor
James L. O’Connor
Treasurer

Date:	May 11, 2005

By:	/s/Thomas J. Fetter
Thomas J. Fetter
President

Date:	May 11, 2005